ABOUT THIS REPORT

This report is a presentation of AuguStar® Variable Account D.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, realized gain (loss) resulting from units being sold, and change in unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contracts and other subaccounts, withdrawals, surrenders and death benefit payments, and surrender charges. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

AVIP1 - AuguStar® Variable Insurance Products Fund, Inc. Class I

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JIFS - Janus Investment Fund - Class S

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

LINC - Lincoln Variable Insurance Products Trust - Standard Class

MFSI - MFS® Variable Insurance Trust - Service Class

MFS2 - MFS® Variable Insurance Trust II - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CVTI - Calvert Variable Trust, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FEDS – Federated Hermes Insurance Series - Service Shares

ALP2 - ALPS Variable Investment Trust - Class II

IVYV - Ivy Variable Insurance Portfolios - Service Shares

NLV2 - Northern Lights Variable Trust - Class 2

AuguStar® Variable Account D

Statements of Assets and Contract Owners' Equity	December 31, 2025

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
AVIP1 - AVIP Bond Subaccount (b)	3,058	$51,935	$53,211	$53,211
AVIP1 - AVIP BlackRock Balanced Allocation Subaccount (b)	2,369	79,462	88,561	88,561
AVIP1 - AVIP BlackRock Advantage International Equity Subaccount (b)	9,309	129,939	190,747	190,747
AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount (b)	53,172	930,807	917,222	917,222
AVIP1 - AVIP AB Small Cap Subaccount (b)	36,920	571,440	546,415	546,415
AVIP1 - AVIP AB Mid Cap Core Subaccount (b)	10,913	311,268	376,382	376,382
AVIP1 - AVIP S&P 500® Index Subaccount (b)	15,913	586,034	723,097	723,097
AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount (b)	5,398	94,143	110,661	110,661
AVIP1 - AVIP High Income Bond Subaccount (b)	3,692	66,779	72,061	72,061
AVIP1 - AVIP Nasdaq-100® Index Subaccount (b)	21,356	364,382	377,361	377,361
AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount (b)	23,635	794,037	935,717	935,717
AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount (b)	8,180	194,651	220,372	220,372
AVIP1 - AVIP S&P MidCap 400® Index Subaccount (b)	3,212	63,236	67,637	67,637
AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount (b)	15,423	150,593	145,436	145,436
AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount (b)	5,478	82,128	76,740	76,740
AVIP1 - AVIP Core Plus Bond Subaccount (b)	15,297	151,546	140,273	140,273
AVIP1 - AVIP Intech U.S. Low Volatility Subaccount (b)	10,388	108,503	119,463	119,463
AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount (b)	6,515	64,046	73,355	73,355
AVIP1 - AVIP Constellation Managed Risk Moderate Growth Subaccount (b)	2,759	36,992	37,637	37,637
FIDS - VIP Government Money Market Subaccount	601,040	601,040	601,040	601,040
FID2 - VIP Mid Cap Subaccount	8,215	286,717	288,910	288,910
FID2 - VIP Contrafund® Subaccount	16,856	698,046	958,451	958,451
FID2 - VIP Equity-Income Subaccount	5,822	144,009	163,763	163,763
FID2 - VIP Real Estate Subaccount	2,999	54,266	52,246	52,246
JIFS - Janus Henderson Research Subaccount	199	10,389	16,881	16,881
JIFS - Janus Henderson Global Research Subaccount	419	25,102	52,123	52,123
JIFS - Janus Henderson Balanced Subaccount	707	20,485	33,992	33,992
JIFS - Janus Henderson Overseas Subaccount	314	10,965	17,998	17,998
JASS - Janus Henderson Research Subaccount	20	833	1,208	1,208
JASS - Janus Henderson Global Research Subaccount	140	9,659	10,684	10,684
JASS - Janus Henderson Balanced Subaccount	2,845	137,537	169,242	169,242
JASS - Janus Henderson Overseas Subaccount	1,960	69,798	103,932	103,932
LEGI - ClearBridge Variable Dividend Strategy Subaccount	65	1,328	1,306	1,306
LEGI - ClearBridge Variable Large Cap Value Subaccount	6,437	135,880	123,463	123,463
MSV2 - VIF Growth Subaccount	7,139	110,853	143,128	143,128
GSVI - Large Cap Value Subaccount	37,963	347,962	310,540	310,540
GSVI - Strategic Growth Subaccount	9,549	129,858	147,916	147,916
LAZS - Emerging Markets Equity Subaccount	3,608	73,808	107,815	107,815
LAZS - International Equity Subaccount	7,317	73,754	85,756	85,756
PRS2 - PSF PGIM Jennison Growth Subaccount	696	58,800	137,541	137,541
PRS2 - PSF PGIM Jennison Blend Subaccount	3,641	345,582	509,131	509,131
LINC - LVIP JPMorgan Small Cap Core Subaccount	6,734	139,653	147,785	147,785
LINC - LVIP JPMorgan Mid Cap Value Subaccount	30,642	314,378	276,143	276,143
MFSI - New Discovery Subaccount	4,330	58,195	52,396	52,396
MFSI - Mid Cap Growth Subaccount	11,587	90,689	76,128	76,128
MFSI - Total Return Subaccount	3,294	75,704	74,569	74,569
MFS2 - Massachusetts Investors Growth Stock Subaccount	3,565	76,643	77,964	77,964
PVIA - Real Return Subaccount	7,709	96,308	92,586	92,586
PVIA - Global Bond Opportunities Subaccount	3,234	36,881	32,210	32,210
PVIA - CommodityRealReturn® Strategy Subaccount	304	2,236	1,911	1,911
PVIA - Short-Term Subaccount	31	321	321	321

AuguStar® Variable Account D

Statements of Assets and Contract Owners' Equity (continued)	December 31, 2025

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)
CVTI - CVT S&P 500® Index Subaccount	3	$476	$732	$732
BNYS - Appreciation Subaccount	52	1,777	1,710	1,710
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	442	14,772	15,631	15,631
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	11,649	113,694	97,855	97,855
FRT2 - Franklin Income VIP Subaccount	5,136	75,283	77,866	77,866
FRT2 - Franklin DynaTech VIP Subaccount	6,331	31,342	41,660	41,660
FRT2 - Templeton Foreign VIP Subaccount	7,021	96,470	113,883	113,883
FRT4 - Franklin Allocation VIP Subaccount	2	10	12	12
FEDS - Kaufmann Fund II Subaccount	65	1,127	1,122	1,122
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	33,065	351,433	357,435	357,435
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	18	172	188	188
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	22,023	241,321	247,764	247,764
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	3,025	34,898	40,384	40,384
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	5,746	74,396	97,861	97,861
IVYV - Nomura VIP Asset Strategy Subaccount (a)	4,839	45,512	48,387	48,387
IVYV - Nomura VIP Natural Resources Subaccount (a)	2,133	9,080	13,073	13,073
IVYV - Nomura VIP Science and Technology Subaccount (a)	2,975	74,817	97,171	97,171
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2,152	40,293	32,926	32,926
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	11,197	231,461	163,697	163,697
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	1,417	21,635	19,991	19,991

(a)	Name change effective on December 1, 2025:

IVYV - Nomura VIP Asset Strategy Subaccount formerly known as IVYV - Macquarie VIP Asset Strategy Subaccount

IVYV - Nomura VIP Natural Resources Subaccount formerly known as IVYV - Macquarie VIP Natural Resources Subaccount

IVYV - Nomura VIP Science and Technology Subaccount formerly known as IVYV - Macquarie VIP Asset Strategy Subaccount

(b)	Name change effective on December 5, 2025:

AVIP1 - AuguStar® Variable Insurance Products Fund, Inc. - Class I formerly known as AVIP - AuguStar℠ Variable Insurance Products Fund, Inc.

AVIP1 - AVIP High Income Bond Subaccount formerly known as AVIP - AVIP Federated High Income Bond Subaccount

AVIP1 - AVIP Core Plus Bond Subaccount formerly known as AVIP - AVIP Federated Core Plus Bond Subaccount

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Operations	For the Period Ended December 31, 2025

	Investment activity:				Realized and change in unrealized gain (loss) on investments:
	Reinvested dividends	Risk and administrative expense	Net investment activity	Reinvested capital gains	Realized gain (loss)	Change in unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
AVIP1 - AVIP Bond Subaccount	$1,875	$(709)	$1,166	$0	$(295)	$2,280	$1,985	$3,151
AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	1,361	(1,231)	130	11,438	43,635	(40,390)	3,245	14,813
AVIP1 - AVIP BlackRock Advantage International Equity Subaccount	3,961	(2,271)	1,690	1,038	4,935	37,514	42,449	45,177
AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	0	(5,752)	(5,752)	57,713	(1,484)	10,592	9,108	61,069
AVIP1 - AVIP AB Small Cap Subaccount	251	(5,236)	(4,985)	0	(856)	26,296	25,440	20,455
AVIP1 - AVIP AB Mid Cap Core Subaccount	1,253	(4,236)	(2,983)	7,460	1,968	10,980	12,948	17,425
AVIP1 - AVIP S&P 500® Index Subaccount	6,586	(8,156)	(1,570)	78,697	11,695	4,883	16,578	93,705
AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	1,487	(1,312)	175	12,658	254	2,609	2,863	15,696
AVIP1 - AVIP High Income Bond Subaccount	4,004	(965)	3,039	0	3,420	(1,441)	1,979	5,018
AVIP1 - AVIP Nasdaq-100® Index Subaccount	1,460	(4,417)	(2,957)	60,691	1,429	54	1,483	59,217
AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	5,842	(11,647)	(5,805)	134,124	182,092	(150,229)	31,863	160,182
AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount	53	(2,615)	(2,562)	7,769	635	19,006	19,641	24,848
AVIP1 - AVIP S&P MidCap 400® Index Subaccount	722	(830)	(108)	6,641	101	(3,038)	(2,937)	3,596
AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	57	(1,650)	(1,593)	37,951	715	(13,505)	(12,790)	23,568
AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount	1,554	(899)	655	12,453	(176)	(5,891)	(6,067)	7,041
AVIP1 - AVIP Core Plus Bond Subaccount	5,320	(1,769)	3,551	0	(1,156)	4,215	3,059	6,610
AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	1,471	(1,491)	(20)	18,928	260	(7,882)	(7,622)	11,286
AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount	1,863	(887)	976	0	79	6,418	6,497	7,473
AVIP1 - AVIP Constellation Managed Risk Moderate Growth Subaccount (note 4)	0	(102)	(102)	0	1	646	647	545
FIDS - VIP Government Money Market Subaccount	22,982	(7,804)	15,178	0	27	0	27	15,205
FID2 - VIP Mid Cap Subaccount	674	(3,790)	(3,116)	31,314	36,062	(22,108)	13,954	42,152
FID2 - VIP Contrafund® Subaccount	0	(11,828)	(11,828)	148,718	68,258	(39,008)	29,250	166,140
FID2 - VIP Equity-Income Subaccount	2,544	(2,287)	257	9,065	12,823	7,640	20,463	29,785
FID2 - VIP Real Estate Subaccount	1,001	(696)	305	23	(900)	1,958	1,058	1,386
JIFS - Janus Henderson Research Subaccount	0	(206)	(206)	1,901	91	592	682	2,378
JIFS - Janus Henderson Global Research Subaccount	136	(642)	(506)	3,567	349	4,818	5,168	8,228
JIFS - Janus Henderson Balanced Subaccount	467	(429)	38	2,203	2,322	(553)	1,769	4,010
JIFS - Janus Henderson Overseas Subaccount	171	(242)	(71)	0	2,273	2,157	4,430	4,359
JASS - Janus Henderson Research Subaccount	0	(14)	(14)	84	5	91	96	166
JASS - Janus Henderson Global Research Subaccount	40	(191)	(151)	844	18,538	(15,326)	3,212	3,905
JASS - Janus Henderson Balanced Subaccount	2,899	(2,274)	625	5,517	21,492	(5,533)	15,959	22,101
JASS - Janus Henderson Overseas Subaccount	1,228	(1,235)	(7)	0	4,633	17,436	22,069	22,062
LEGI - ClearBridge Variable Dividend Strategy Subaccount	27	(16)	11	171	1	(56)	(55)	127
LEGI - ClearBridge Variable Large Cap Value Subaccount	1,361	(1,554)	(193)	11,791	(140)	(1,584)	(1,724)	9,874

AuguStar® Variable Account D

Statements of Operations (continued)	For the Period Ended December 31, 2025

	Investment activity:				Realized and change in unrealized gain (loss) on investments:
	Reinvested dividends	Risk and administrative expense	Net investment activity	Reinvested capital gains	Realized gain (loss)	Change in unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
MSV2 - VIF Growth Subaccount	$0	$(1,715)	$(1,715)	$0	$1,718	$34,863	$36,581	$34,866
GSVI - Large Cap Value Subaccount	3,298	(3,898)	(600)	41,022	(1,134)	(11,577)	(12,711)	27,711
GSVI - Strategic Growth Subaccount	0	(1,732)	(1,732)	21,720	3,612	(2,884)	728	20,716
LAZS - Emerging Markets Equity Subaccount	2,480	(1,221)	1,259	0	3,699	26,220	29,919	31,178
LAZS - International Equity Subaccount	1,558	(1,023)	535	2,846	99	16,673	16,772	20,153
PRS2 - PSF PGIM Jennison Growth Subaccount	0	(1,649)	(1,649)	0	922	15,383	16,305	14,656
PRS2 - PSF PGIM Jennison Blend Subaccount	0	(5,894)	(5,894)	0	5,565	69,531	75,096	69,202
LINC - LVIP JPMorgan Small Cap Core Subaccount	875	(1,752)	(877)	10,993	50	1,874	1,924	12,040
LINC - LVIP JPMorgan Mid Cap Value Subaccount	3,049	(3,547)	(498)	28,875	(1,648)	(17,162)	(18,810)	9,567
MFSI - New Discovery Subaccount	0	(875)	(875)	0	(9,419)	18,290	8,871	7,996
MFSI - Mid Cap Growth Subaccount	0	(1,000)	(1,000)	14,785	125	(12,117)	(11,992)	1,793
MFSI - Total Return Subaccount	1,798	(945)	853	5,289	(9)	257	248	6,390
MFS2 - Massachusetts Investors Growth Stock Subaccount	12	(1,229)	(1,217)	10,410	5,000	(7,053)	(2,053)	7,140
PVIA - Real Return Subaccount	2,945	(1,198)	1,747	0	(1,518)	5,230	3,712	5,459
PVIA - Global Bond Opportunities Subaccount	1,375	(408)	967	0	(108)	2,350	2,242	3,209
PVIA - CommodityRealReturn® Strategy Subaccount	51	(23)	28	0	(6)	256	250	278
PVIA - Short-Term Subaccount	14	(4)	10	0	0	0	0	10
CVTI - CVT S&P 500® Index Subaccount	8	(10)	(2)	63	4	36	40	101
BNYS - Appreciation Subaccount	2	(20)	(18)	212	(2)	(75)	(77)	117
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	175	(189)	(14)	954	11	952	963	1,903
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	6,455	(1,229)	5,226	0	(383)	1,619	1,236	6,462
FRT2 - Franklin Income VIP Subaccount	3,659	(1,056)	2,603	769	(393)	6,794	6,401	9,773
FRT2 - Franklin DynaTech VIP Subaccount	0	(513)	(513)	0	747	5,734	6,481	5,968
FRT2 - Templeton Foreign VIP Subaccount	2,361	(1,363)	998	6,593	216	16,454	16,670	24,261
FRT4 - Franklin Allocation VIP Subaccount	0	0	0	0	0	1	1	1
FEDS - Kaufmann Fund II Subaccount	0	(15)	(15)	117	16	(2)	14	116
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	9,285	(4,430)	4,855	0	(14)	18,697	18,683	23,538
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	4	(3)	1	14	9	(6)	3	18
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	4,471	(3,665)	806	25,282	(6,129)	(4,330)	(10,459)	15,629
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	547	(457)	90	2,748	77	2,364	2,441	5,279
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	1,022	(1,175)	(153)	6,479	296	8,412	8,708	15,034
IVYV - Nomura VIP Asset Strategy Subaccount	601	(813)	(212)	3,673	3,448	3,822	7,270	10,731
IVYV - Nomura VIP Natural Resources Subaccount	0	(148)	(148)	0	449	3,419	3,868	3,720
IVYV - Nomura VIP Science and Technology Subaccount	0	(1,165)	(1,165)	11,921	15,342	1,683	17,025	27,781
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	889	(402)	487	0	(238)	1,999	1,761	2,248
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	3,966	(2,081)	1,885	0	(1,420)	12,971	11,551	13,436
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	408	(236)	172	0	(36)	1,663	1,627	1,799

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2025 and 2024

	AVIP1 - AVIP Bond Subaccount	AVIP1 - AVIP Bond Subaccount	AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	AVIP1 - AVIP BlackRock Advantage International Equity Subaccount	AVIP1 - AVIP BlackRock Advantage International Equity Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,166	$1,659	$130	$512	$1,690	$1,804
Reinvested capital gains	0	0	11,438	3,865	1,038	0
Realized gain (loss)	(295)	(14)	43,635	11,073	4,935	2,194
Change in unrealized gain (loss)	2,280	(889)	(40,390)	23,368	37,514	3,360
Net increase (decrease) in contract owners' equity from operations	3,151	756	14,813	38,818	45,177	7,358
Equity transactions:
Contract purchase payments (note 1)	3,289	3,368	2,028	20,048	8,054	7,049
Transfers (to) and from other subaccounts	404	0	0	(25,814)	0	(993)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(27,611)	(3,951)	(154,215)	(21,562)	(25,144)	(10,587)
Surrender charges (note 2)	0	0	(2,482)	0	0	0
Net equity transactions	(23,918)	(583)	(154,669)	(27,328)	(17,090)	(4,531)
Net change in contract owners' equity	(20,767)	173	(139,856)	11,490	28,087	2,827
Contract owners' equity:
Beginning of period	73,978	73,805	228,417	216,927	162,660	159,833
End of period	$53,211	$73,978	$88,561	$228,417	$190,747	$162,660

Change in units:
Beginning units	2,955	2,977	4,429	4,959	7,565	7,795
Units purchased	143	136	38	433	322	374
Units redeemed	(1,098)	(158)	(2,974)	(963)	(1,129)	(604)
Ending units	2,000	2,955	1,493	4,429	6,758	7,565

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP1 - AVIP AB Small Cap Subaccount	AVIP1 - AVIP AB Small Cap Subaccount	AVIP1 - AVIP AB Mid Cap Core Subaccount	AVIP1 - AVIP AB Mid Cap Core Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(5,752)	$(3,873)	$(4,985)	$(3,951)	$(2,983)	$(3,128)
Reinvested capital gains	57,713	19,624	0	0	7,460	0
Realized gain (loss)	(1,484)	(2,028)	(856)	(24,477)	1,968	15,948
Change in unrealized gain (loss)	10,592	56,742	26,296	82,718	10,980	30,151
Net increase (decrease) in contract owners' equity from operations	61,069	70,465	20,455	54,290	17,425	42,971
Equity transactions:
Contract purchase payments (note 1)	15,275	6,884	15,500	12,641	10,179	9,545
Transfers (to) and from other subaccounts	564,714	0	154,556	(150,101)	51,669	(54,759)
Transfers (to) and from fixed dollar contract	(2,500)	0	69	427	69	0
Withdrawals, surrenders and death benefit payments	(26,512)	(17,321)	(850)	(352)	(5,650)	(32,173)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	550,977	(10,437)	169,275	(137,385)	56,267	(77,387)
Net change in contract owners' equity	612,046	60,028	189,730	(83,095)	73,692	(34,416)
Contract owners' equity:
Beginning of period	305,176	245,148	356,685	439,780	302,690	337,106
End of period	$917,222	$305,176	$546,415	$356,685	$376,382	$302,690

Change in units:
Beginning units	5,744	5,949	6,216	8,606	4,095	5,139
Units purchased	9,948	142	3,000	254	827	142
Units redeemed	(523)	(347)	(15)	(2,644)	(73)	(1,186)
Ending units	15,169	5,744	9,201	6,216	4,849	4,095

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	AVIP1 - AVIP S&P 500® Index Subaccount	AVIP1 - AVIP S&P 500® Index Subaccount	AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP1 - AVIP High Income Bond Subaccount	AVIP1 - AVIP High Income Bond Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,570)	$(716)	$175	$208	$3,039	$4,521
Reinvested capital gains	78,697	35,644	12,658	1,833	0	0
Realized gain (loss)	11,695	15,474	254	2,400	3,420	227
Change in unrealized gain (loss)	4,883	48,445	2,609	7,684	(1,441)	22
Net increase (decrease) in contract owners' equity from operations	93,705	98,847	15,696	12,125	5,018	4,770
Equity transactions:
Contract purchase payments (note 1)	96,306	73,412	5,562	5,359	3,523	4,957
Transfers (to) and from other subaccounts	25,624	34,539	0	1,315	0	312
Transfers (to) and from fixed dollar contract	(1,501)	427	0	427	0	0
Withdrawals, surrenders and death benefit payments	(42,744)	(55,249)	(280)	(14,359)	(38,255)	(1,678)
Surrender charges (note 2)	(103)	(668)	0	0	0	0
Net equity transactions	77,582	52,461	5,282	(7,258)	(34,732)	3,591
Net change in contract owners' equity	171,287	151,308	20,978	4,867	(29,714)	8,361
Contract owners' equity:
Beginning of period	551,810	400,502	89,683	84,816	101,775	93,414
End of period	$723,097	$551,810	$110,661	$89,683	$72,061	$101,775

Change in units:
Beginning units	6,639	5,922	3,010	3,251	3,260	3,142
Units purchased	1,365	1,425	177	270	109	174
Units redeemed	(495)	(708)	(9)	(511)	(1,209)	(56)
Ending units	7,509	6,639	3,178	3,010	2,160	3,260

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	AVIP1 - AVIP Nasdaq-100® Index Subaccount	AVIP1 - AVIP Nasdaq-100® Index Subaccount	AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount	AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,957)	$(2,504)	$(5,805)	$(5,912)	$(2,562)	$(2,397)
Reinvested capital gains	60,691	58,251	134,124	30,756	7,769	0
Realized gain (loss)	1,429	1,818	182,092	23,050	635	233
Change in unrealized gain (loss)	54	4,371	(150,229)	216,421	19,006	17,533
Net increase (decrease) in contract owners' equity from operations	59,217	61,936	160,182	264,315	24,848	15,369
Equity transactions:
Contract purchase payments (note 1)	28,312	36,749	39,422	44,222	9,802	10,773
Transfers (to) and from other subaccounts	0	(207)	1,071	60,913	45	602
Transfers (to) and from fixed dollar contract	(2,499)	0	29	0	0	0
Withdrawals, surrenders and death benefit payments	(18,530)	(37,530)	(566,164)	(88,480)	(5,864)	(6,778)
Surrender charges (note 2)	(863)	(253)	0	0	0	(196)
Net equity transactions	6,420	(1,241)	(525,642)	16,655	3,983	4,401
Net change in contract owners' equity	65,637	60,695	(365,460)	280,970	28,831	19,770
Contract owners' equity:
Beginning of period	311,724	251,029	1,301,177	1,020,207	191,541	171,771
End of period	$377,361	$311,724	$935,717	$1,301,177	$220,372	$191,541

Change in units:
Beginning units	7,385	7,356	23,101	22,564	5,945	5,801
Units purchased	628	986	685	2,147	300	375
Units redeemed	(496)	(957)	(9,779)	(1,610)	(172)	(231)
Ending units	7,517	7,385	14,007	23,101	6,073	5,945

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	AVIP1 - AVIP S&P MidCap 400® Index Subaccount	AVIP1 - AVIP S&P MidCap 400® Index Subaccount	AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount	AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(108)	$(184)	$(1,593)	$(1,047)	$655	$39
Reinvested capital gains	6,641	2,223	37,951	10,234	12,453	0
Realized gain (loss)	101	594	715	45	(176)	572
Change in unrealized gain (loss)	(3,038)	3,442	(13,505)	14,507	(5,891)	1,400
Net increase (decrease) in contract owners' equity from operations	3,596	6,075	23,568	23,739	7,041	2,011
Equity transactions:
Contract purchase payments (note 1)	4,981	5,018	14,089	14,863	1,965	3,412
Transfers (to) and from other subaccounts	0	(536)	0	7,471	8,939	50,067
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(298)	(3,292)	(6,707)	(1,736)	(3,657)	(10,393)
Surrender charges (note 2)	0	0	0	0	(36)	0
Net equity transactions	4,683	1,190	7,382	20,598	7,211	43,086
Net change in contract owners' equity	8,279	7,265	30,950	44,337	14,252	45,097
Contract owners' equity:
Beginning of period	59,358	52,093	114,486	70,149	62,488	17,391
End of period	$67,637	$59,358	$145,436	$114,486	$76,740	$62,488

Change in units:
Beginning units	2,687	2,639	2,400	1,902	3,223	996
Units purchased	225	286	280	547	520	2,757
Units redeemed	(14)	(238)	(137)	(49)	(176)	(530)
Ending units	2,898	2,687	2,543	2,400	3,567	3,223

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	AVIP1 - AVIP Core Plus Bond Subaccount	AVIP1 - AVIP Core Plus Bond Subaccount	AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount	AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$3,551	$4,104	$(20)	$144	$976	$793
Reinvested capital gains	0	0	18,928	0	0	0
Realized gain (loss)	(1,156)	(15,039)	260	5,457	79	236
Change in unrealized gain (loss)	4,215	11,611	(7,882)	14,183	6,418	3,333
Net increase (decrease) in contract owners' equity from operations	6,610	676	11,286	19,784	7,473	4,362
Equity transactions:
Contract purchase payments (note 1)	11,737	11,188	5,439	7,100	5,440	4,754
Transfers (to) and from other subaccounts	447	(484)	0	0	0	0
Transfers (to) and from fixed dollar contract	1,007	1,222	0	0	0	0
Withdrawals, surrenders and death benefit payments	(8,042)	(120,650)	0	(28,415)	0	(2,843)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	5,149	(108,724)	5,439	(21,315)	5,440	1,911
Net change in contract owners' equity	11,759	(108,048)	16,725	(1,531)	12,913	6,273
Contract owners' equity:
Beginning of period	128,514	236,562	102,738	104,269	60,442	54,169
End of period	$140,273	$128,514	$119,463	$102,738	$73,355	$60,442

Change in units:
Beginning units	14,637	27,035	8,169	9,819	5,920	5,714
Units purchased	1,467	1,482	409	608	508	477
Units redeemed	(914)	(13,880)	0	(2,258)	0	(271)
Ending units	15,190	14,637	8,578	8,169	6,428	5,920

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	AVIP1 - AVIP Constellation Managed Risk Moderate Growth Subaccount (note 4)	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount
	10-13-2025 to 12-31-2025	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(102)	$15,178	$31,750	$(3,116)	$(6,689)
Reinvested capital gains	0	0	0	31,314	85,932
Realized gain (loss)	1	27	62	36,062	18,643
Change in unrealized gain (loss)	646	0	0	(22,108)	(2,520)
Net increase (decrease) in contract owners' equity from operations	545	15,205	31,812	42,152	95,366
Equity transactions:
Contract purchase payments (note 1)	690	127,166	76,045	18,362	34,410
Transfers (to) and from other subaccounts	36,402	(40,114)	143,263	12,977	(53,766)
Transfers (to) and from fixed dollar contract	0	(2,014)	(2,444)	29	0
Withdrawals, surrenders and death benefit payments	0	(125,873)	(481,856)	(319,004)	(131,545)
Surrender charges (note 2)	0	(709)	(302)	(6)	0
Net equity transactions	37,092	(41,544)	(265,294)	(287,642)	(150,901)
Net change in contract owners' equity	37,637	(26,339)	(233,482)	(245,490)	(55,535)
Contract owners' equity:
Beginning of period	0	627,379	860,861	534,400	589,935
End of period	$37,637	$601,040	$627,379	$288,910	$534,400

Change in units:
Beginning units	0	47,712	67,823	7,690	9,813
Units purchased	3,694	9,579	18,837	445	555
Units redeemed	0	(12,761)	(38,948)	(4,356)	(2,678)
Ending units	3,694	44,530	47,712	3,779	7,690

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(11,828)	$(12,351)	$257	$1,251	$305	$2,368
Reinvested capital gains	148,718	119,125	9,065	14,231	23	0
Realized gain (loss)	68,258	41,099	12,823	1,645	(900)	(1,593)
Change in unrealized gain (loss)	(39,008)	100,078	7,640	3,955	1,958	3,295
Net increase (decrease) in contract owners' equity from operations	166,140	247,951	29,785	21,082	1,386	4,070
Equity transactions:
Contract purchase payments (note 1)	15,129	24,695	15,739	12,547	3,999	7,464
Transfers (to) and from other subaccounts	1,253	(342)	54	50,132	0	(114)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(186,482)	(76,769)	(115,239)	(14,268)	(31,093)	(22,731)
Surrender charges (note 2)	(25)	0	(382)	0	(46)	0
Net equity transactions	(170,125)	(52,416)	(99,828)	48,411	(27,140)	(15,381)
Net change in contract owners' equity	(3,985)	195,535	(70,043)	69,493	(25,754)	(11,311)
Contract owners' equity:
Beginning of period	962,436	766,901	233,806	164,313	78,000	89,311
End of period	$958,451	$962,436	$163,763	$233,806	$52,246	$78,000

Change in units:
Beginning units	15,426	16,183	5,933	4,733	2,868	3,443
Units purchased	244	703	365	1,556	145	285
Units redeemed	(2,824)	(1,460)	(2,751)	(356)	(1,121)	(860)
Ending units	12,846	15,426	3,547	5,933	1,892	2,868

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	JIFS - Janus Henderson Research Subaccount	JIFS - Janus Henderson Research Subaccount	JIFS - Janus Henderson Global Research Subaccount	JIFS - Janus Henderson Global Research Subaccount	JIFS - Janus Henderson Balanced Subaccount	JIFS - Janus Henderson Balanced Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(206)	$(177)	$(506)	$(433)	$38	$123
Reinvested capital gains	1,901	741	3,567	3,015	2,203	1,713
Realized gain (loss)	91	68	349	306	2,322	931
Change in unrealized gain (loss)	592	2,946	4,818	4,848	(553)	1,634
Net increase (decrease) in contract owners' equity from operations	2,378	3,578	8,228	7,736	4,010	4,401
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	0	0
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	0	0	0	0	(5,223)	(1,747)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	0	0	0	0	(5,223)	(1,747)
Net change in contract owners' equity	2,378	3,578	8,228	7,736	(1,213)	2,654
Contract owners' equity:
Beginning of period	14,503	10,925	43,895	36,159	35,205	32,551
End of period	$16,881	$14,503	$52,123	$43,895	$33,992	$35,205

Change in units:
Beginning units	365	365	1,532	1,532	873	915
Units purchased	0	0	0	0	0	0
Units redeemed	0	0	0	0	(128)	(42)
Ending units	365	365	1,532	1,532	745	873

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	JIFS - Janus Henderson Overseas Subaccount	JIFS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(71)	$(59)	$(14)	$(18)	$(151)	$(424)
Reinvested capital gains	0	0	84	40	844	1,862
Realized gain (loss)	2,273	7,848	5	282	18,538	376
Change in unrealized gain (loss)	2,157	(5,648)	91	80	(15,326)	8,764
Net increase (decrease) in contract owners' equity from operations	4,359	2,141	166	384	3,905	10,578
Equity transactions:
Contract purchase payments (note 1)	0	0	113	258	860	3,834
Transfers (to) and from other subaccounts	0	0	0	1	0	(33)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(7,507)	(33,197)	0	(709)	(55,382)	(483)
Surrender charges (note 2)	0	0	0	0	(371)	0
Net equity transactions	(7,507)	(33,197)	113	(450)	(54,893)	3,318
Net change in contract owners' equity	(3,148)	(31,056)	279	(66)	(50,988)	13,896
Contract owners' equity:
Beginning of period	21,146	52,202	929	995	61,672	47,776
End of period	$17,998	$21,146	$1,208	$929	$10,684	$61,672

Change in units:
Beginning units	700	1,798	12	18	1,299	1,224
Units purchased	0	1	2	6	17	90
Units redeemed	(229)	(1,099)	0	(12)	(1,127)	(15)
Ending units	471	700	14	12	189	1,299

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$625	$849	$(7)	$(35)	$11	$(42)
Reinvested capital gains	5,517	0	0	0	171	114
Realized gain (loss)	21,492	10,461	4,633	2,347	1	742
Change in unrealized gain (loss)	(5,533)	11,299	17,436	1,467	(56)	(359)
Net increase (decrease) in contract owners' equity from operations	22,101	22,609	22,062	3,779	127	455
Equity transactions:
Contract purchase payments (note 1)	24,623	32,172	4,586	9,926	67	130
Transfers (to) and from other subaccounts	447	53,738	611	677	0	(34,778)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(86,994)	(47,055)	(22,868)	(11,383)	0	0
Surrender charges (note 2)	(133)	0	0	(191)	0	0
Net equity transactions	(62,057)	38,855	(17,671)	(971)	67	(34,648)
Net change in contract owners' equity	(39,956)	61,464	4,391	2,808	194	(34,193)
Contract owners' equity:
Beginning of period	209,198	147,734	99,541	96,733	1,112	35,305
End of period	$169,242	$209,198	$103,932	$99,541	$1,306	$1,112

Change in units:
Beginning units	5,902	4,734	5,299	5,364	32	1,175
Units purchased	667	2,482	249	568	2	4
Units redeemed	(2,355)	(1,314)	(1,187)	(633)	0	(1,147)
Ending units	4,214	5,902	4,361	5,299	34	32

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	LEGI - ClearBridge Variable Large Cap Value Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(193)	$461	$(1,715)	$(1,046)	$(600)	$364
Reinvested capital gains	11,791	13,961	0	0	41,022	36,815
Realized gain (loss)	(140)	77	1,718	(3,399)	(1,134)	(1,179)
Change in unrealized gain (loss)	(1,584)	(11,744)	34,863	35,843	(11,577)	4,099
Net increase (decrease) in contract owners' equity from operations	9,874	2,755	34,866	31,398	27,711	40,099
Equity transactions:
Contract purchase payments (note 1)	1,369	1,365	12,788	11,666	15,192	18,243
Transfers (to) and from other subaccounts	0	66,558	2,166	0	1,812	(335)
Transfers (to) and from fixed dollar contract	0	0	(3,500)	0	0	0
Withdrawals, surrenders and death benefit payments	(87)	0	(8,397)	(5,323)	(31,257)	(12,301)
Surrender charges (note 2)	(5)	0	(296)	0	(43)	0
Net equity transactions	1,277	67,923	2,761	6,343	(14,296)	5,607
Net change in contract owners' equity	11,151	70,678	37,627	37,741	13,415	45,706
Contract owners' equity:
Beginning of period	112,312	41,634	105,501	67,760	297,125	251,419
End of period	$123,463	$112,312	$143,128	$105,501	$310,540	$297,125

Change in units:
Beginning units	2,952	1,167	1,761	1,632	8,721	8,525
Units purchased	35	1,805	204	258	482	610
Units redeemed	(2)	(20)	(176)	(129)	(872)	(414)
Ending units	2,985	2,952	1,789	1,761	8,331	8,721

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,732)	$(3,903)	$1,259	$2,438	$535	$990
Reinvested capital gains	21,720	19,929	0	0	2,846	151
Realized gain (loss)	3,612	37,065	3,699	2,606	99	(283)
Change in unrealized gain (loss)	(2,884)	23,758	26,220	2,259	16,673	1,655
Net increase (decrease) in contract owners' equity from operations	20,716	76,849	31,178	7,303	20,153	2,513
Equity transactions:
Contract purchase payments (note 1)	11,439	19,608	4,382	9,181	2,648	2,902
Transfers (to) and from other subaccounts	1,254	(51,118)	162	(245)	0	(1,127)
Transfers (to) and from fixed dollar contract	16	0	0	0	0	427
Withdrawals, surrenders and death benefit payments	(17,855)	(166,877)	(31,797)	(21,844)	(806)	(2,219)
Surrender charges (note 2)	(638)	0	0	0	0	0
Net equity transactions	(5,784)	(198,387)	(27,253)	(12,908)	1,842	(17)
Net change in contract owners' equity	14,932	(121,538)	3,925	(5,605)	21,995	2,496
Contract owners' equity:
Beginning of period	132,984	254,522	103,890	109,495	63,761	61,265
End of period	$147,916	$132,984	$107,815	$103,890	$85,756	$63,761

Change in units:
Beginning units	2,503	6,257	2,554	2,853	3,381	3,386
Units purchased	232	472	96	250	119	176
Units redeemed	(342)	(4,226)	(755)	(549)	(38)	(181)
Ending units	2,393	2,503	1,895	2,554	3,462	3,381

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Blend Subaccount	PRS2 - PSF PGIM Jennison Blend Subaccount	LINC - LVIP JPMorgan Small Cap Core Subaccount	LINC - LVIP JPMorgan Small Cap Core Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,649)	$(1,325)	$(5,894)	$(5,068)	$(877)	$(605)
Reinvested capital gains	0	0	0	0	10,993	1,901
Realized gain (loss)	922	1,338	5,565	906	50	113
Change in unrealized gain (loss)	15,383	23,818	69,531	82,268	1,874	9,780
Net increase (decrease) in contract owners' equity from operations	14,656	23,831	69,202	78,106	12,040	11,189
Equity transactions:
Contract purchase payments (note 1)	9,393	8,847	13,719	14,355	9,164	8,776
Transfers (to) and from other subaccounts	970	0	30,713	1,970	133	(502)
Transfers (to) and from fixed dollar contract	0	0	40	0	0	0
Withdrawals, surrenders and death benefit payments	0	(601)	(15,507)	(235)	0	0
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	10,363	8,246	28,965	16,090	9,297	8,274
Net change in contract owners' equity	25,019	32,077	98,167	94,196	21,337	19,463
Contract owners' equity:
Beginning of period	112,522	80,445	410,964	316,768	126,448	106,985
End of period	$137,541	$112,522	$509,131	$410,964	$147,785	$126,448

Change in units:
Beginning units	1,306	1,201	6,062	5,800	2,657	2,477
Units purchased	116	112	606	266	197	198
Units redeemed	0	(7)	(220)	(4)	0	(18)
Ending units	1,422	1,306	6,448	6,062	2,854	2,657

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	LINC - LVIP JPMorgan Mid Cap Value Subaccount	LINC - LVIP JPMorgan Mid Cap Value Subaccount	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(498)	$(158)	$(875)	$(1,313)	$(1,000)	$(967)
Reinvested capital gains	28,875	42,103	0	0	14,785	5,309
Realized gain (loss)	(1,648)	(83)	(9,419)	(5,848)	125	(40)
Change in unrealized gain (loss)	(17,162)	(10,780)	18,290	11,864	(12,117)	4,116
Net increase (decrease) in contract owners' equity from operations	9,567	31,082	7,996	4,703	1,793	8,418
Equity transactions:
Contract purchase payments (note 1)	13,399	15,255	4,642	5,964	5,877	5,054
Transfers (to) and from other subaccounts	194	1,304	(28,921)	(14,967)	0	(64)
Transfers (to) and from fixed dollar contract	40	0	(1,501)	0	0	0
Withdrawals, surrenders and death benefit payments	(26,934)	(2,602)	(20,295)	(3,115)	(8,009)	(78)
Surrender charges (note 2)	(82)	0	0	0	(348)	0
Net equity transactions	(13,383)	13,957	(46,075)	(12,118)	(2,480)	4,912
Net change in contract owners' equity	(3,816)	45,039	(38,079)	(7,415)	(687)	13,330
Contract owners' equity:
Beginning of period	279,959	234,920	90,475	97,890	76,815	63,485
End of period	$276,143	$279,959	$52,396	$90,475	$76,128	$76,815

Change in units:
Beginning units	3,993	3,778	2,044	2,323	2,180	2,034
Units purchased	194	251	104	138	163	150
Units redeemed	(375)	(36)	(1,082)	(417)	(225)	(4)
Ending units	3,812	3,993	1,066	2,044	2,118	2,180

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$853	$333	$(1,217)	$(1,166)	$1,747	$1,459
Reinvested capital gains	5,289	2,351	10,410	8,742	0	0
Realized gain (loss)	(9)	(655)	5,000	132	(1,518)	(3,696)
Change in unrealized gain (loss)	257	(677)	(7,053)	4,723	5,230	3,266
Net increase (decrease) in contract owners' equity from operations	6,390	1,352	7,140	12,431	5,459	1,029
Equity transactions:
Contract purchase payments (note 1)	986	3,957	9,845	7,716	5,428	8,145
Transfers (to) and from other subaccounts	0	53,132	0	(63)	174	(17,467)
Transfers (to) and from fixed dollar contract	0	0	(3,501)	2,600	0	0
Withdrawals, surrenders and death benefit payments	0	(33,118)	(39,305)	(5)	(17,332)	(23,207)
Surrender charges (note 2)	0	0	0	0	(11)	0
Net equity transactions	986	23,971	(32,961)	10,248	(11,741)	(32,529)
Net change in contract owners' equity	7,376	25,323	(25,821)	22,679	(6,282)	(31,500)
Contract owners' equity:
Beginning of period	67,193	41,870	103,785	81,106	98,868	130,368
End of period	$74,569	$67,193	$77,964	$103,785	$92,586	$98,868

Change in units:
Beginning units	2,321	1,534	3,561	3,184	5,669	7,532
Units purchased	33	1,932	330	379	310	480
Units redeemed	0	(1,145)	(1,418)	(2)	(990)	(2,343)
Ending units	2,354	2,321	2,473	3,561	4,989	5,669

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - Commodity RealReturn® Strategy Subaccount	PVIA - Commodity RealReturn® Strategy Subaccount	PVIA - Short-Term Subaccount	PVIA - Short-Term Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$967	$601	$28	$14	$10	$11
Reinvested capital gains	0	0	0	0	0	0
Realized gain (loss)	(108)	(160)	(6)	(111)	0	0
Change in unrealized gain (loss)	2,350	(955)	256	144	0	3
Net increase (decrease) in contract owners' equity from operations	3,209	(514)	278	47	10	14
Equity transactions:
Contract purchase payments (note 1)	1,337	798	30	80	0	0
Transfers (to) and from other subaccounts	0	(181)	0	(174)	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(52)	0	0	(98)	0	0
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	1,285	617	30	(192)	0	0
Net change in contract owners' equity	4,494	103	308	(145)	10	14
Contract owners' equity:
Beginning of period	27,716	27,613	1,603	1,748	311	297
End of period	$32,210	$27,716	$1,911	$1,603	$321	$311

Change in units:
Beginning units	1,737	1,699	198	222	28	28
Units purchased	80	49	3	10	0	0
Units redeemed	(3)	(11)	0	(34)	0	0
Ending units	1,814	1,737	201	198	28	28

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	CVTI - CVT S&P 500® Index Subaccount	CVTI - CVT S&P 500® Index Subaccount	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2)	$(1)	$(18)	$(74)	$(14)	$5
Reinvested capital gains	63	33	212	453	954	80
Realized gain (loss)	4	3	(2)	310	11	334
Change in unrealized gain (loss)	36	83	(75)	227	952	(351)
Net increase (decrease) in contract owners' equity from operations	101	118	117	916	1,903	68
Equity transactions:
Contract purchase payments (note 1)	0	0	240	1,066	1,284	1,542
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	0	0	0	(6,086)	0	(7,017)
Surrender charges (note 2)	0	0	0	0	0	0
Net equity transactions	0	0	240	(5,020)	1,284	(5,475)
Net change in contract owners' equity	101	118	357	(4,104)	3,187	(5,407)
Contract owners' equity:
Beginning of period	631	513	1,353	5,457	12,444	17,851
End of period	$732	$631	$1,710	$1,353	$15,631	$12,444

Change in units:
Beginning units	17	17	25	113	1,068	1,517
Units purchased	0	0	4	20	102	128
Units redeemed	0	0	0	(108)	0	(577)
Ending units	17	17	29	25	1,170	1,068

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$5,226	$3,990	$2,603	$4,564	$(513)	$(460)
Reinvested capital gains	0	0	769	526	0	0
Realized gain (loss)	(383)	(349)	(393)	(557)	747	69
Change in unrealized gain (loss)	1,619	(1,992)	6,794	1,202	5,734	8,739
Net increase (decrease) in contract owners' equity from operations	6,462	1,649	9,773	5,735	5,968	8,348
Equity transactions:
Contract purchase payments (note 1)	6,407	6,536	2,207	13,387	1,707	2,522
Transfers (to) and from other subaccounts	0	(921)	0	53,196	0	(589)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(1,052)	(319)	(110,862)	(22,701)	(4,157)	(890)
Surrender charges (note 2)	0	0	(61)	0	(103)	0
Net equity transactions	5,355	5,296	(108,716)	43,882	(2,553)	1,043
Net change in contract owners' equity	11,817	6,945	(98,943)	49,617	3,415	9,391
Contract owners' equity:
Beginning of period	86,038	79,093	176,809	127,192	38,245	28,854
End of period	$97,855	$86,038	$77,866	$176,809	$41,660	$38,245

Change in units:
Beginning units	6,453	6,061	7,267	5,529	737	715
Units purchased	466	484	87	2,695	33	53
Units redeemed	(75)	(92)	(4,472)	(957)	(82)	(31)
Ending units	6,844	6,453	2,882	7,267	688	737

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FEDS - Kaufmann Fund II Subaccount	FEDS - Kaufmann Fund II Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$998	$936	$0	$0	$(15)	$(8)
Reinvested capital gains	6,593	0	0	0	117	32
Realized gain (loss)	216	172	0	0	16	(7)
Change in unrealized gain (loss)	16,454	(3,242)	1	1	(2)	134
Net increase (decrease) in contract owners' equity from operations	24,261	(2,134)	1	1	116	151
Equity transactions:
Contract purchase payments (note 1)	3,234	3,502	0	0	14	380
Transfers (to) and from other subaccounts	30	(952)	0	0	0	(64)
Transfers (to) and from fixed dollar contract	0	427	0	0	0	0
Withdrawals, surrenders and death benefit payments	(1,275)	(1,333)	0	0	(337)	0
Surrender charges (note 2)	(2)	0	0	0	(25)	0
Net equity transactions	1,987	1,644	0	0	(348)	316
Net change in contract owners' equity	26,248	(490)	1	1	(232)	467
Contract owners' equity:
Beginning of period	87,635	88,125	11	10	1,354	887
End of period	$113,883	$87,635	$12	$11	$1,122	$1,354

Change in units:
Beginning units	5,572	5,473	1	1	37	28
Units purchased	182	244	0	0	0	11
Units redeemed	(74)	(145)	0	0	(9)	(2)
Ending units	5,680	5,572	1	1	28	37

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,855	$2,350	$1	$55	$806	$1,857
Reinvested capital gains	0	0	14	35	25,282	3,780
Realized gain (loss)	(14)	(6,014)	9	949	(6,129)	561
Change in unrealized gain (loss)	18,697	16,734	(6)	(603)	(4,330)	25,399
Net increase (decrease) in contract owners' equity from operations	23,538	13,070	18	436	15,629	31,597
Equity transactions:
Contract purchase payments (note 1)	30,316	29,674	64	915	21,843	22,264
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(1,040)	(123,181)	(65)	(6,422)	(185,296)	(10,421)
Surrender charges (note 2)	0	0	0	0	0	(156)
Net equity transactions	29,276	(93,507)	(1)	(5,507)	(163,453)	11,687
Net change in contract owners' equity	52,814	(80,437)	17	(5,071)	(147,824)	43,284
Contract owners' equity:
Beginning of period	304,621	385,058	171	5,242	395,588	352,304
End of period	$357,435	$304,621	$188	$171	$247,764	$395,588

Change in units:
Beginning units	23,987	31,497	11	370	22,437	21,718
Units purchased	2,306	2,372	4	63	1,175	1,309
Units redeemed	(80)	(9,882)	(4)	(422)	(11,208)	(590)
Ending units	26,213	23,987	11	11	12,404	22,437

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	IVYV - Nomura VIP Asset Strategy Subaccount	IVYV - Nomura VIP Asset Strategy Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$90	$93	$(153)	$(96)	$(212)	$982
Reinvested capital gains	2,748	1,263	6,479	1,161	3,673	6,327
Realized gain (loss)	77	4,508	296	2,225	3,448	36
Change in unrealized gain (loss)	2,364	725	8,412	6,748	3,822	8,938
Net increase (decrease) in contract owners' equity from operations	5,279	6,589	15,034	10,038	10,731	16,283
Equity transactions:
Contract purchase payments (note 1)	5,902	5,865	2,517	2,206	3,496	13,763
Transfers (to) and from other subaccounts	0	0	0	0	0	(153)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(65)	(41,059)	(65)	(11,038)	(132,421)	(15,651)
Surrender charges (note 2)	0	(161)	0	0	0	0
Net equity transactions	5,837	(35,355)	2,452	(8,832)	(128,925)	(2,041)
Net change in contract owners' equity	11,116	(28,766)	17,486	1,206	(118,194)	14,242
Contract owners' equity:
Beginning of period	29,268	58,034	80,375	79,169	166,581	152,339
End of period	$40,384	$29,268	$97,861	$80,375	$48,387	$166,581

Change in units:
Beginning units	1,473	3,246	3,814	4,246	8,716	8,842
Units purchased	277	313	110	110	172	739
Units redeemed	(3)	(2,086)	(3)	(542)	(6,689)	(865)
Ending units	1,747	1,473	3,921	3,814	2,199	8,716

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	IVYV - Nomura VIP Natural Resources Subaccount	IVYV - Nomura VIP Natural Resources Subaccount	IVYV - Nomura VIP Science and Technology Subaccount	IVYV - Nomura VIP Science and Technology Subaccount	NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	NLV2 - TOPS® Managed Risk Balanced ETF Subaccount
	2025	2024	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(148)	$759	$(1,165)	$(1,932)	$487	$365
Reinvested capital gains	0	0	11,921	4,213	0	0
Realized gain (loss)	449	487	15,342	3,899	(238)	(224)
Change in unrealized gain (loss)	3,419	(1,350)	1,683	29,048	1,999	1,016
Net increase (decrease) in contract owners' equity from operations	3,720	(104)	27,781	35,228	2,248	1,157
Equity transactions:
Contract purchase payments (note 1)	59	1,475	2,776	16,465	3,177	3,232
Transfers (to) and from other subaccounts	0	0	0	(25)	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals, surrenders and death benefit payments	(3,754)	(4,909)	(75,607)	(22,203)	(432)	(307)
Surrender charges (note 2)	(148)	0	(2,064)	0	0	0
Net equity transactions	(3,843)	(3,434)	(74,895)	(5,763)	2,745	2,925
Net change in contract owners' equity	(123)	(3,538)	(47,114)	29,465	4,993	4,082
Contract owners' equity:
Beginning of period	13,196	16,734	144,285	114,820	27,933	23,851
End of period	$13,073	$13,196	$97,171	$144,285	$32,926	$27,933

Change in units:
Beginning units	1,649	2,051	2,160	2,214	2,044	1,827
Units purchased	7	178	37	273	226	239
Units redeemed	(454)	(580)	(1,092)	(327)	(31)	(22)
Ending units	1,202	1,649	1,105	2,160	2,239	2,044

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2025 and 2024

	NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	NLV2 - TOPS® Managed Risk Growth ETF Subaccount	NLV2 - TOPS® Managed Risk Growth ETF Subaccount
	2025	2024	2025	2024
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,885	$1,646	$172	$345
Reinvested capital gains	0	0	0	0
Realized gain (loss)	(1,420)	(1,190)	(36)	(4,025)
Change in unrealized gain (loss)	12,971	8,247	1,663	5,569
Net increase (decrease) in contract owners' equity from operations	13,436	8,703	1,799	1,889
Equity transactions:
Contract purchase payments (note 1)	480	520	2,090	4,430
Transfers (to) and from other subaccounts	0	(149)	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0
Withdrawals, surrenders and death benefit payments	(1,006)	0	0	(19,132)
Surrender charges (note 2)	0	0	0	0
Net equity transactions	(526)	371	2,090	(14,702)
Net change in contract owners' equity	12,910	9,074	3,889	(12,813)
Contract owners' equity:
Beginning of period	150,787	141,713	16,102	28,915
End of period	$163,697	$150,787	$19,991	$16,102

Change in units:
Beginning units	10,170	10,144	1,075	2,051
Units purchased	31	36	136	301
Units redeemed	(62)	(10)	0	(1,277)
Ending units	10,139	10,170	1,211	1,075

The accompanying notes are an integral part of these financial statements.

AuguStar® Variable Account D

Notes to Financial Statements	December 31, 2025

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

AuguStar® Variable Account D (the “Account”) is a separate account of AuguStar® Life Insurance Company (“ALIC” or the “Company”). The Account is established as a funding vehicle for ALIC’s group variable annuity contracts and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

ALIC is a stock life insurance company wholly owned by Constellation Insurance, Inc. (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc., a stock holding company organized under Ohio insurance laws. In 1998, ALIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

The variable annuity contracts funding the Account were sold by registered representatives of broker-dealers that entered into distribution agreements with AuguStar® Distributors, Inc. (“ADI”). ADI is a subsidiary of CII and is the principal underwriter of the contracts. ALIC pays ADI a sales commission based on a pre-determined percentage of each purchase payment and ADI pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

Effective September 15, 2018, ALIC no longer markets nor issues new variable annuities, which presently represent the bulk of the Company’s in-force block of variable contracts and policies. The Company will continue to service the in-force contracts and policies regardless of the absence of new sales.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

AuguStar® Variable Insurance Products Fund, Inc. - Class I: AVIP Bond, AVIP BlackRock Balanced Allocation, AVIP BlackRock Advantage International Equity, AVIP Fidelity Institutional AM® Equity Growth, AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP S&P 500® Index, AVIP BlackRock Advantage Large Cap Value, AVIP High Income Bond, AVIP Nasdaq-100® Index, AVIP BlackRock Advantage Large Cap Core, AVIP BlackRock Advantage Small Cap Growth, AVIP S&P MidCap 400® Index, AVIP BlackRock Advantage Large Cap Growth, AVIP Constellation Dynamic Risk Balanced, AVIP Core Plus Bond, AVIP Intech U.S. Low Volatility, AVIP Constellation Managed Risk Balanced, and AVIP Constellation Managed Risk Moderate Growth

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Equity-Income, and VIP Real Estate

Janus Investment Fund - Class S: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, and Janus Henderson Overseas

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Morgan Stanley Variable Insurance Fund, Inc. - Class II: VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: Large Cap Value and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity and International Equity

The Prudential Series Fund, Inc. - Class II: PSF PGIM Jennison Growth and PSF PGIM Jennison Blend

Lincoln Variable Insurance Products Trust- Standard Class: LVIP JPMorgan Small Cap Core and LVIP JPMorgan Mid Cap Value

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Global Bond Opportunities, CommodityRealReturn® Strategy, and Short-Term

Calvert Variable Trust, Inc.: CVT S&P 500® Index

BNY Mellon Variable Investment Fund - Service Shares: Appreciation

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. EQV International Equity Series II and Invesco V.I. Balanced-Risk Allocation Series II

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Allocation VIP

Federated Hermes Insurance Series - Service Shares: Kaufmann Fund II

ALPS Variable Investors Trust - Class II: Morningstar Conservative ETF Asset Allocation, Morningstar Income & Growth ETF Asset Allocation, Morningstar Balanced ETF Asset Allocation, Morningstar Growth ETF Asset Allocation, and Morningstar Aggressive Growth ETF Asset Allocation

Ivy Variable Insurance Portfolios - Service Shares: Nomura VIP Asset Strategy, Nomura VIP Natural Resources, and Nomura VIP Science and Technology

Northern Lights Variable Trust - Class 2: TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Moderate Growth ETF, and TOPS® Managed Risk Growth ETF

The underlying mutual funds (“the funds”) in which the subaccounts invest are open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest, and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Constellation Investments, Inc. (“CINV”), an affiliate of CII, performs investment advisory services on behalf of AuguStar® Variable Insurance Products Fund, Inc., in which the Account invests. For these services, CINV recorded advisory fees of approximately $59.2 million and $61.5 million from AuguStar® Variable Insurance Products Fund, Inc. for the periods ended December 31, 2025 and 2024, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract maintained in the general account of ALIC. The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed portions of their contracts.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ALIC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2025.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Operating Segments

ALIC’s Vice President, Mutual Fund Operations is each of the subaccount’s chief operating decision maker (the “CODM”) and has determined that each subaccount has operated as a single segment since inception. The CODM monitors the operating results of each subaccount and each subaccount’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by each subaccount’s portfolio management team.

The financial information, in the form of the subaccounts’ holdings, total returns, expense ratios, and changes in contract owners’ equity (i.e., changes in contract owners’ equity resulting from operations, contract purchase payments, withdrawals, surrenders, and transfers) are used by the CODM to assess each subaccount’s performance by comparing the underlying mutual fund’s performance to its respective benchmark and to make resource allocation decisions for each subaccount’s single segment, which is consistent with that presented within the subaccounts’ financial statements. Segment assets are reflected on the subaccounts’ Statements of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statements of Operations.

F.	Subsequent Events

The Account has evaluated for subsequent events through the date these financial statements were issued, and there are no events that require financial statement disclosure or adjustments to the financial statements.

(2)	Risk & Administrative Expense and Contract Charges

Although death benefit payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ALIC assumes the expense risk and the mortality risk under the contracts. ALIC charges the Accounts' assets for assuming those risks.

The mortality risk results from a provision in the contract in which ALIC agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

At the end of each valuation period, ALIC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ALIC is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

All other fees assessed on contracts, including surrender charges, annual contract fees, and transfer fees are charged to contracts upon a surrender, anniversary, or transfer event, respectively. Each of these charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The following table illustrates product and contract level charges:

The following charges are basic charges assessed through the daily reduction of unit values:

Retirement Advantage
Annual Mortality and Expense Risk Fees	1.00%
Annual Administrative Expenses	0.35%
Total expenses	1.35%

The following charges are assessed through the redemption of units:
Transfer Fee - per transfer
A transfer fee may be charged for each transfer of a participant’s account values from one subaccount to another. The fee is charged against the subaccount from which the transfer is made (this fee is currently being waived).	$5
Sales Charge made from purchase payments	No deduction
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant.	7% of surrender value in the first year to 0% in the eighth year
State Premium Taxes
For states requiring a premium tax, taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%

Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of ALIC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ALIC does not provide income taxes within the Account.

(4)	Fund Replacements and Other Significant Transactions

The Account, along with ALIC, National Security Life and Annuity Company (“NSLA”), AuguStar® Life Assurance Corporation (“ALAC”), a stock life insurance subsidiary wholly owned by ALIC, and certain other variable separate account entities affiliated with ALIC, NSLA, and ALAC were parties to a correspondence letter filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2025 , which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199 effective October 17, 2025 and October 10, 2025. As outlined in the correspondence letter, those entities communicated their intent to substitute shares of eleven unaffiliated funds currently available as subaccounts under certain variable contracts for shares of six affiliated fund options, also available as subaccounts under those contracts.

The substitution transactions impacting the Account on October 17, 2025 were:

Existing Subaccounts	Replacement Subaccounts
VIP Target Volatility of the Fidelity® Variable Insurance Products Fund - Service Class 2	AVIP Constellation Managed Risk Moderate Growth of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
VPS Global Risk Allocation-Moderate of the AB Variable Products Series Fund, Inc. - Class B	AVIP Constellation Managed Risk Moderate Growth of the AuguStar® Variable Insurance Products Fund, Inc. - Class I

The substitution transactions impacting the Account on October 10, 2025 were:

Existing Subaccounts	Replacement Subaccounts
U.S. Small Cap Equity Select of the Lazard Retirement Series, Inc. - Service Shares	AVIP AB Small Cap of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
Micro-Cap of the Royce Capital Fund - Investment Class	AVIP AB Small Cap of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
Small-Cap of the Royce Capital Fund - Investment Class	AVIP AB Small Cap of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
VT Discovery SMID Cap Growth of the Allspring Variable Trust	AVIP AB Mid Cap Core of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
AMT Mid Cap Intrinsic Value of the Neuberger Berman Advisers Management Trust - S Class	AVIP AB Mid Cap Core of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
U.S. Equity Insights of the Goldman Sachs Variable Insurance Trust - Institutional Shares	AVIP S&P 500® Index of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
VIP Growth of the Fidelity® Variable Insurance Products Fund - Service Class 2	AVIP Fidelity Institutional AM® Equity Growth of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
Trend Driven Allocation of the Goldman Sachs Variable Insurance Trust - Service Shares	AVIP Constellation Dynamic Risk Balanced of the AuguStar® Variable Insurance Products Fund, Inc. - Class I
Global Dynamic Multi-Asset of the Lazard Retirement Series Inc. - Service Shares	AVIP Constellation Dynamic Risk Balanced of the AuguStar® Variable Insurance Products Fund, Inc. - Class I

The substitution transactions were effected via cash redemptions from the Existing Subaccounts and cash subscriptions to the Replacement Subaccounts.

Effective December 6, 2024, VIF U.S. Real Estate of the Morgan Stanley Variable Insurance Fund, Inc. - Class I liquidated. The value on the day of liquidation was redeemed and subscriptions of equal value were made to VIP Government Money Market of the Fidelity® Variable Insurance Products Fund - Service Class.

Effective August 16, 2024, the AVIP Fidelity Institutional AM® Equity Growth of AuguStar® Variable Insurance Products Fund, Inc. issued a reverse share split (1:10 split ratio).

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in investment companies that have a readily determinable fair value and are valued at Net Asset Value (“NAV”).
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 40 Act mutual funds, which have readily determinable fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2025 were as follows:

	Purchases	Sales
AVIP1 - AVIP Bond Subaccount	$5,569	$28,321
AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	14,827	157,928
AVIP1 - AVIP BlackRock Advantage International Equity Subaccount	13,053	27,415
AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	637,416	34,478
AVIP1 - AVIP AB Small Cap Subaccount	170,376	6,086
AVIP1 - AVIP AB Mid Cap Core Subaccount	70,629	9,885
AVIP1 - AVIP S&P 500® Index Subaccount	207,213	52,504
AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	19,707	1,592
AVIP1 - AVIP High Income Bond Subaccount	7,527	39,220
AVIP1 - AVIP Nasdaq-100® Index Subaccount	90,463	26,309
AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	180,488	577,811
AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount	17,669	8,479
AVIP1 - AVIP S&P MidCap 400® Index Subaccount	12,345	1,129
AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	52,097	8,357
AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount	24,911	4,592
AVIP1 - AVIP Core Plus Bond Subaccount	18,511	9,811
AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	25,838	1,491
AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount	7,304	888
AVIP1 - AVIP Constellation Managed Risk Moderate Growth Subaccount	37,093	103
FIDS - VIP Government Money Market Subaccount	150,149	176,515
FID2 - VIP Mid Cap Subaccount	63,355	322,799
FID2 - VIP Contrafund® Subaccount	165,099	198,334
FID2 - VIP Equity-Income Subaccount	27,401	117,907
FID2 - VIP Real Estate Subaccount	5,023	31,835
JIFS - Janus Henderson Research Subaccount	1,901	206
JIFS - Janus Henderson Global Research Subaccount	3,703	642
JIFS - Janus Henderson Balanced Subaccount	2,670	5,652
JIFS - Janus Henderson Overseas Subaccount	171	7,749
JASS - Janus Henderson Research Subaccount	196	13
JASS - Janus Henderson Global Research Subaccount	1,744	55,944
JASS - Janus Henderson Balanced Subaccount	33,486	89,401
JASS - Janus Henderson Overseas Subaccount	6,424	24,102
LEGI - ClearBridge Variable Dividend Strategy Subaccount	265	16
LEGI - ClearBridge Variable Large Cap Value Subaccount	14,521	1,646
MSV2 - VIF Growth Subaccount	14,954	13,908
GSVI - Large Cap Value Subaccount	61,324	35,198
GSVI - Strategic Growth Subaccount	34,429	20,225
LAZS - Emerging Markets Equity Subaccount	7,024	33,018
LAZS - International Equity Subaccount	7,052	1,829
PRS2 - PSF PGIM Jennison Growth Subaccount	10,363	1,649
PRS2 - PSF PGIM Jennison Blend Subaccount	44,472	21,401
LINC - LVIP JPMorgan Small Cap Core Subaccount	21,165	1,752
LINC - LVIP JPMorgan Mid Cap Value Subaccount	45,558	30,564
MFSI - New Discovery Subaccount	4,721	51,671
MFSI - Mid Cap Growth Subaccount	20,662	9,357
MFSI - Total Return Subaccount	8,073	945
MFS2 - Massachusetts Investors Growth Stock Subaccount	20,267	44,035
PVIA - Real Return Subaccount	8,547	18,541
PVIA - Global Bond Opportunities Subaccount	2,712	460
PVIA - CommodityRealReturn® Strategy Subaccount	81	23
PVIA - Short-Term Subaccount	14	4
CVTI - CVT S&P 500® Index Subaccount	71	10
BNYS - Appreciation Subaccount	454	20
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2,412	188
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	12,862	2,281
FRT2 - Franklin Income VIP Subaccount	6,635	111,979

	Purchases	Sales
FRT2 - Franklin DynaTech VIP Subaccount	$1,707	$4,773
FRT2 - Templeton Foreign VIP Subaccount	12,218	2,640
FRT4 - Franklin Allocation VIP Subaccount	1	1
FEDS - Kaufmann Fund II Subaccount	131	377
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	39,601	5,470
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	83	69
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	51,596	188,961
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	9,197	522
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	10,017	1,239
IVYV - Nomura VIP Asset Strategy Subaccount	7,770	133,234
IVYV - Nomura VIP Natural Resources Subaccount	59	4,050
IVYV - Nomura VIP Science and Technology Subaccount	14,697	78,836
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	4,066	834
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	4,446	3,087
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2,499	237

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the periods then ended, for the respective subaccounts and products:

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
AVIP1 - AVIP Bond Subaccount	2025	2,000	$26.599428	$53,211	1.35%	6.24%	3.55%
AVIP1 - AVIP Bond Subaccount	2024	2,955	$25.037151	$73,978	1.35%	1.00%	3.58%
AVIP1 - AVIP Bond Subaccount	2023	2,977	$24.788474	$73,805	1.35%	6.86%	3.21%
AVIP1 - AVIP Bond Subaccount	2022	2,897	$23.196630	$67,205	1.35%	-16.31%	3.42%
AVIP1 - AVIP Bond Subaccount	2021	2,608	$27.718679	$72,297	1.35%	-2.83%	1.31%
AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	2025	1,493	$59.337001	$88,561	1.35%	15.06%	1.48%
AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	2024	4,429	$51.572184	$228,417	1.35%	17.90%	1.57%
AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	2023	4,959	$43.742334	$216,927	1.35%	19.52%	1.70%
AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	2022	5,625	$36.598755	$205,850	1.35%	-19.50%	1.48%
AVIP1 - AVIP BlackRock Balanced Allocation Subaccount	2021	5,030	$45.462189	$228,662	1.35%	17.47%	0.67%
AVIP1 - AVIP BlackRock Advantage International Equity Subaccount	2025	6,758	$28.226851	$190,747	1.35%	31.27%	2.34%
AVIP1 - AVIP BlackRock Advantage International Equity Subaccount	2024	7,565	$21.502290	$162,660	1.35%	4.87%	2.45%
AVIP1 - AVIP BlackRock Advantage International Equity Subaccount	2023	7,795	$20.504621	$159,833	1.35%	17.36%	3.34%
AVIP1 - AVIP BlackRock Advantage International Equity Subaccount	2022	10,496	$17.471283	$183,383	1.35%	-14.62%	2.63%
AVIP1 - AVIP BlackRock Advantage International Equity Subaccount	2021	10,703	$20.463879	$219,025	1.35%	11.98%	1.06%
AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2025	15,169	$60.465260	$917,222	1.35%	13.81%	0.00%
AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2024	5,744	$53.126656	$305,176	1.35%	28.93%	0.00%
AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2023	5,949	$41.206749	$245,148	1.35%	37.54%	0.00%
AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2022	6,051	$29.960224	$181,281	1.35%	-34.80%	0.00%
AVIP1 - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2021	6,554	$45.951378	$301,150	1.35%	18.11%	0.00%
AVIP1 - AVIP AB Small Cap Subaccount	2025	9,201	$59.386989	$546,415	1.35%	3.49%	0.06%
AVIP1 - AVIP AB Small Cap Subaccount	2024	6,216	$57.384562	$356,685	1.35%	12.29%	0.47%
AVIP1 - AVIP AB Small Cap Subaccount	2023	8,606	$51.103113	$439,780	1.35%	15.66%	0.00%
AVIP1 - AVIP AB Small Cap Subaccount	2022	8,538	$44.184365	$377,234	1.35%	-29.68%	0.05%
AVIP1 - AVIP AB Small Cap Subaccount	2021	8,544	$62.833692	$536,840	1.35%	6.73%	0.00%
AVIP1 - AVIP AB Mid Cap Core Subaccount	2025	4,849	$77.614523	$376,382	1.35%	5.01%	0.40%
AVIP1 - AVIP AB Mid Cap Core Subaccount	2024	4,095	$73.913288	$302,690	1.35%	12.68%	0.47%
AVIP1 - AVIP AB Mid Cap Core Subaccount	2023	5,139	$65.598519	$337,106	1.35%	15.49%	0.48%
AVIP1 - AVIP AB Mid Cap Core Subaccount	2022	4,988	$56.798873	$283,289	1.35%	-24.33%	0.23%
AVIP1 - AVIP AB Mid Cap Core Subaccount	2021	5,081	$75.066144	$381,411	1.35%	15.23%	0.10%
AVIP1 - AVIP S&P 500® Index Subaccount	2025	7,509	$96.294412	$723,097	1.35%	15.86%	1.08%
AVIP1 - AVIP S&P 500® Index Subaccount	2024	6,639	$83.110989	$551,810	1.35%	22.90%	1.21%
AVIP1 - AVIP S&P 500® Index Subaccount	2023	5,922	$67.627185	$400,502	1.35%	24.05%	1.09%
AVIP1 - AVIP S&P 500® Index Subaccount	2022	8,073	$54.515724	$440,086	1.35%	-19.51%	1.24%
AVIP1 - AVIP S&P 500® Index Subaccount	2021	9,647	$67.726913	$653,394	1.35%	26.55%	0.80%
AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	2025	3,178	$34.826104	$110,661	1.35%	16.87%	1.52%
AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	2024	3,010	$29.799710	$89,683	1.35%	14.21%	1.57%
AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	2023	3,251	$26.092866	$84,816	1.35%	11.87%	1.56%
AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	2022	5,607	$23.324447	$130,770	1.35%	-10.18%	1.57%
AVIP1 - AVIP BlackRock Advantage Large Cap Value Subaccount	2021	5,370	$25.969174	$139,446	1.35%	23.72%	1.19%
AVIP1 - AVIP High Income Bond Subaccount	2025	2,160	$33.367346	$72,061	1.35%	6.87%	5.56%
AVIP1 - AVIP High Income Bond Subaccount	2024	3,260	$31.223482	$101,775	1.35%	5.02%	5.99%
AVIP1 - AVIP High Income Bond Subaccount	2023	3,142	$29.730111	$93,414	1.35%	11.18%	5.73%
AVIP1 - AVIP High Income Bond Subaccount	2022	3,421	$26.739492	$91,465	1.35%	-12.61%	5.66%
AVIP1 - AVIP High Income Bond Subaccount	2021	3,581	$30.597062	$109,566	1.35%	3.57%	4.96%
AVIP1 - AVIP Nasdaq-100® Index Subaccount	2025	7,517	$50.200768	$377,361	1.35%	18.94%	0.44%
AVIP1 - AVIP Nasdaq-100® Index Subaccount	2024	7,385	$42.207763	$311,724	1.35%	23.68%	0.50%
AVIP1 - AVIP Nasdaq-100® Index Subaccount	2023	7,356	$34.125738	$251,029	1.35%	52.39%	0.52%
AVIP1 - AVIP Nasdaq-100® Index Subaccount	2022	5,623	$22.392966	$125,918	1.35%	-33.47%	0.42%
AVIP1 - AVIP Nasdaq-100® Index Subaccount	2021	6,058	$33.657142	$203,884	1.35%	25.30%	0.26%
AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	2025	14,007	$66.802515	$935,717	1.35%	18.60%	0.67%
AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	2024	23,101	$56.325178	$1,301,177	1.35%	24.57%	0.87%
AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	2023	22,564	$45.214294	$1,020,207	1.35%	24.17%	1.03%
AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	2022	22,662	$36.413609	$825,213	1.35%	-20.63%	0.80%
AVIP1 - AVIP BlackRock Advantage Large Cap Core Subaccount	2021	22,261	$45.877079	$1,021,275	1.35%	26.78%	0.77%
AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount	2025	6,073	$36.286678	$220,372	1.35%	12.62%	0.03%
AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount	2024	5,945	$32.220128	$191,541	1.35%	8.81%	0.08%
AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount	2023	5,801	$29.610480	$171,771	1.35%	18.68%	0.00%
AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount	2022	6,416	$24.948952	$160,066	1.35%	-27.11%	0.00%
AVIP1 - AVIP BlackRock Advantage Small Cap Growth Subaccount	2021	6,898	$34.227397	$236,085	1.35%	2.67%	0.00%
AVIP1 - AVIP S&P MidCap 400® Index Subaccount	2025	2,898	$23.340381	$67,637	1.35%	5.65%	1.17%
AVIP1 - AVIP S&P MidCap 400® Index Subaccount	2024	2,687	$22.092193	$59,358	1.35%	11.91%	1.03%
AVIP1 - AVIP S&P MidCap 400® Index Subaccount	2023	2,639	$19.741755	$52,093	1.35%	13.97%	0.66%
AVIP1 - AVIP S&P MidCap 400® Index Subaccount	2022	4,000	$17.322315	$69,292	1.35%	-14.55%	1.08%
AVIP1 - AVIP S&P MidCap 400® Index Subaccount	2021	3,641	$20.272339	$73,804	1.35%	22.52%	0.81%
AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	2025	2,543	$57.185164	$145,436	1.35%	19.89%	0.05%
AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	2024	2,400	$47.697026	$114,486	1.35%	29.31%	0.25%
AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	2023	1,902	$36.885119	$70,149	1.35%	38.92%	0.12%
AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	2022	1,757	$26.552041	$46,651	1.35%	-33.46%	0.00%
AVIP1 - AVIP BlackRock Advantage Large Cap Growth Subaccount	2021	1,694	$39.905301	$67,586	1.35%	25.00%	0.28%
AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount	2025	3,567	$21.513482	$76,740	1.35%	10.95%	2.32%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount	2024	3223	$19.390771	$62,488	1.35%	11.00%	1.49%
AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount	2023	996	$17.469479	$17,391	1.35%	11.40%	1.01%
AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount	2022	751	$15.682170	$11,775	1.35%	-23.65%	0.19%
AVIP1 - AVIP Constellation Dynamic Risk Balanced Subaccount	2021	476	$20.539665	$9,779	1.35%	13.51%	0.48%
AVIP1 - AVIP Core Plus Bond Subaccount	2025	15,190	$9.234767	$140,273	1.35%	5.18%	4.03%
AVIP1 - AVIP Core Plus Bond Subaccount	2024	14,637	$8.780112	$128,514	1.35%	0.34%	3.08%
AVIP1 - AVIP Core Plus Bond Subaccount	2023	27,035	$8.750125	$236,562	1.35%	3.78%	2.08%
AVIP1 - AVIP Core Plus Bond Subaccount	2022	34,080	$8.431262	$287,334	1.35%	-13.94%	1.48%
AVIP1 - AVIP Core Plus Bond Subaccount	2021	37,852	$9.796935	$370,838	1.35%	-2.59%	0.59%
AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	2025	8,578	$13.926383	$119,463	1.35%	10.73%	1.32%
AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	2024	8,169	$12.576625	$102,738	1.35%	18.43%	1.47%
AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	2023	9,819	$10.619663	$104,269	1.35%	5.17%	1.21%
AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	2022	9,265	$10.097583	$93,552	1.35%	-8.56%	0.56%
AVIP1 - AVIP Intech U.S. Low Volatility Subaccount	2021	8,867	$11.043072	$97,924	1.35%	10.43%	0.00%	6/25/2021
AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount	2025	6,428	$11.412362	$73,355	1.35%	11.78%	2.82%
AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount	2024	5,920	$10.209798	$60,442	1.35%	7.69%	2.69%
AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount	2023	5,714	$9.480408	$54,169	1.35%	12.37%	1.11%
AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount	2022	4,910	$8.436415	$41,424	1.35%	-16.96%	0.76%
AVIP1 - AVIP Constellation Managed Risk Balanced Subaccount	2021	4,049	$10.159200	$41,137	1.35%	1.59%	0.00%	6/25/2021
AVIP1 - AVIP Constellation Managed Risk Moderate Growth Subaccount (note 4)	2025	3,694	$10.187637	$37,637	1.35%	1.88%	0.00%	10/14/2025
FIDS - VIP Government Money Market Subaccount	2025	44,530	$13.497568	$601,040	1.35%	2.65%	3.95%
FIDS - VIP Government Money Market Subaccount	2024	47,712	$13.149312	$627,379	1.35%	3.60%	4.87%
FIDS - VIP Government Money Market Subaccount	2023	67,823	$12.692720	$860,861	1.35%	3.41%	4.70%
FIDS - VIP Government Money Market Subaccount	2022	67,289	$12.274255	$825,918	1.35%	0.02%	1.89%
FIDS - VIP Government Money Market Subaccount	2021	16,401	$12.272316	$201,277	1.35%	-1.32%	0.01%
FID2 - VIP Mid Cap Subaccount	2025	3,779	$76.447546	$288,910	1.35%	10.00%	0.24%
FID2 - VIP Mid Cap Subaccount	2024	7,690	$69.495588	$534,400	1.35%	15.60%	0.34%
FID2 - VIP Mid Cap Subaccount	2023	9,813	$60.116158	$589,935	1.35%	13.28%	0.38%
FID2 - VIP Mid Cap Subaccount	2022	10,983	$53.069827	$582,859	1.35%	-16.10%	0.24%
FID2 - VIP Mid Cap Subaccount	2021	12,907	$63.252333	$816,395	1.35%	23.64%	0.34%
FID2 - VIP Contrafund® Subaccount	2025	12,846	$74.608097	$958,451	1.35%	19.58%	0.00%
FID2 - VIP Contrafund® Subaccount	2024	15,426	$62.390992	$962,436	1.35%	31.66%	0.03%
FID2 - VIP Contrafund® Subaccount	2023	16,183	$47.388786	$766,901	1.35%	31.35%	0.26%
FID2 - VIP Contrafund® Subaccount	2022	19,639	$36.078323	$708,536	1.35%	-27.47%	0.24%
FID2 - VIP Contrafund® Subaccount	2021	23,760	$49.739956	$1,181,825	1.35%	25.81%	0.03%
FID2 - VIP Equity-Income Subaccount	2025	3,547	$46.168990	$163,763	1.35%	17.17%	1.49%
FID2 - VIP Equity-Income Subaccount	2024	5,933	$39.404912	$233,806	1.35%	13.51%	1.99%
FID2 - VIP Equity-Income Subaccount	2023	4,733	$34.714173	$164,313	1.35%	8.91%	1.83%
FID2 - VIP Equity-Income Subaccount	2022	4,417	$31.873538	$140,780	1.35%	-6.50%	1.88%
FID2 - VIP Equity-Income Subaccount	2021	4,147	$34.091035	$141,383	1.35%	22.95%	1.38%
FID2 - VIP Real Estate Subaccount	2025	1,892	$27.607552	$52,246	1.35%	1.53%	1.93%
FID2 - VIP Real Estate Subaccount	2024	2,868	$27.192700	$78,000	1.35%	4.82%	4.09%
FID2 - VIP Real Estate Subaccount	2023	3,443	$25.941424	$89,311	1.35%	9.42%	2.34%
FID2 - VIP Real Estate Subaccount	2022	3,388	$23.708492	$80,317	1.35%	-28.66%	1.14%
FID2 - VIP Real Estate Subaccount	2021	3135	$33.231098	$104,196	1.35%	36.80%	0.98%
JIFS - Janus Henderson Research Subaccount	2025	365	$46.202450	$16,881	1.35%	16.39%	0.00%
JIFS - Janus Henderson Research Subaccount	2024	365	$39.696135	$14,503	1.35%	32.75%	0.00%
JIFS - Janus Henderson Research Subaccount	2023	365	$29.902839	$10,925	1.35%	40.67%	0.00%
JIFS - Janus Henderson Research Subaccount	2022	635	$21.257880	$13,504	1.35%	-31.16%	0.00%
JIFS - Janus Henderson Research Subaccount	2021	635	$30.881758	$19,617	1.35%	18.34%	0.00%
JIFS - Janus Henderson Global Research Subaccount	2025	1,532	$34.024359	$52,123	1.35%	18.75%	0.28%
JIFS - Janus Henderson Global Research Subaccount	2024	1,532	$28.653029	$43,895	1.35%	21.39%	0.31%
JIFS - Janus Henderson Global Research Subaccount	2023	1,532	$23.603358	$36,159	1.35%	24.60%	0.54%
JIFS - Janus Henderson Global Research Subaccount	2022	1532	$18.943407	$29,020	1.35%	-20.94%	0.47%
JIFS - Janus Henderson Global Research Subaccount	2021	1532	$23.960353	$36,707	1.35%	16.01%	0.00%
JIFS - Janus Henderson Balanced Subaccount	2025	745	$45.601507	$33,992	1.35%	13.05%	1.46%
JIFS - Janus Henderson Balanced Subaccount	2024	873	$40.338151	$35,205	1.35%	13.38%	1.70%
JIFS - Janus Henderson Balanced Subaccount	2023	915	$35.577390	$32,551	1.35%	13.45%	1.87%
JIFS - Janus Henderson Balanced Subaccount	2022	1342	$31.359846	$42,086	1.35%	-18.00%	0.62%
JIFS - Janus Henderson Balanced Subaccount	2021	2,359	$38.243426	$90,219	1.35%	15.19%	0.50%
JIFS - Janus Henderson Overseas Subaccount	2025	471	$38.248298	$17,998	1.35%	26.58%	0.94%
JIFS - Janus Henderson Overseas Subaccount	2024	700	$30.216911	$21,146	1.35%	4.10%	1.25%
JIFS - Janus Henderson Overseas Subaccount	2023	1,798	$29.026280	$52,202	1.35%	9.05%	1.08%
JIFS - Janus Henderson Overseas Subaccount	2022	1798	$26.616239	$47,867	1.35%	-10.25%	1.12%
JIFS - Janus Henderson Overseas Subaccount	2021	2050	$29.655199	$60,806	1.35%	11.23%	0.69%
JASS - Janus Henderson Research Subaccount	2025	14	$86.893143	$1,208	1.35%	16.52%	0.00%
JASS - Janus Henderson Research Subaccount	2024	12	$74.570677	$929	1.35%	33.15%	0.00%
JASS - Janus Henderson Research Subaccount	2023	18	$56.006186	$995	1.35%	40.92%	0.06%
JASS - Janus Henderson Research Subaccount	2022	11	$39.744619	$455	1.35%	-31.00%	0.00%
JASS - Janus Henderson Research Subaccount	2021	814	$57.596775	$46,899	1.35%	18.45%	0.02%
JASS - Janus Henderson Global Research Subaccount	2025	189	$56.490810	$10,684	1.35%	18.99%	0.28%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
JASS - Janus Henderson Global Research Subaccount	2024	1299	$47.473370	$61,672	1.35%	21.61%	0.61%
JASS - Janus Henderson Global Research Subaccount	2023	1,224	$39.037001	$47,776	1.35%	24.79%	0.80%
JASS - Janus Henderson Global Research Subaccount	2022	1,089	$31.282004	$34,055	1.35%	-20.68%	0.91%
JASS - Janus Henderson Global Research Subaccount	2021	960	$39.437596	$37,852	1.35%	16.23%	0.35%
JASS - Janus Henderson Balanced Subaccount	2025	4,214	$40.160113	$169,242	1.35%	13.29%	1.71%
JASS - Janus Henderson Balanced Subaccount	2024	5,902	$35.448116	$209,198	1.35%	13.60%	1.82%
JASS - Janus Henderson Balanced Subaccount	2023	4,734	$31.204155	$147,734	1.35%	13.61%	1.82%
JASS - Janus Henderson Balanced Subaccount	2022	4,199	$27.467201	$115,345	1.35%	-17.73%	0.71%
JASS - Janus Henderson Balanced Subaccount	2021	10,949	$33.385286	$365,538	1.35%	15.35%	0.67%
JASS - Janus Henderson Overseas Subaccount	2025	4,361	$23.831721	$103,932	1.35%	26.87%	1.33%
JASS - Janus Henderson Overseas Subaccount	2024	5,299	$18.784742	$99,541	1.35%	4.16%	1.32%
JASS - Janus Henderson Overseas Subaccount	2023	5,364	$18.034575	$96,733	1.35%	9.12%	1.20%
JASS - Janus Henderson Overseas Subaccount	2022	7954	$16.528017	$131,470	1.35%	-10.05%	1.59%
JASS - Janus Henderson Overseas Subaccount	2021	10,721	$18.374457	$196,999	1.35%	11.78%	1.03%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2025	34	$38.481105	$1,306	1.35%	11.12%	2.25%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2024	32	$34.630566	$1,112	1.35%	15.28%	0.33%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2023	1,175	$30.041119	$35,305	1.35%	12.68%	2.16%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2022	719	$26.661079	$19,180	1.35%	-9.32%	0.68%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	1,959	$29.402526	$57,592	1.35%	25.11%	1.55%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2025	2,985	$41.362652	$123,463	1.35%	8.73%	1.17%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2024	2,952	$38.041744	$112,312	1.35%	6.63%	2.03%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2023	1,167	$35.676927	$41,634	1.35%	13.57%	1.35%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2022	1,124	$31.415187	$35,310	1.35%	-7.67%	1.36%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2021	1,080	$34.026328	$36,762	1.35%	24.53%	0.70%
MSV2 - VIF Growth Subaccount	2025	1789	$80.012437	$143,128	1.35%	33.58%	0.00%
MSV2 - VIF Growth Subaccount	2024	1,761	$59.897540	$105,501	1.35%	44.24%	0.00%
MSV2 - VIF Growth Subaccount	2023	1,632	$41.526854	$67,760	1.35%	46.35%	0.00%
MSV2 - VIF Growth Subaccount	2022	1,181	$28.375048	$33,521	1.35%	-60.69%	0.00%
MSV2 - VIF Growth Subaccount	2021	866	$72.191607	$62,536	1.35%	-1.48%	0.00%
GSVI - Large Cap Value Subaccount	2025	8,331	$37.276265	$310,540	1.35%	9.41%	1.13%
GSVI - Large Cap Value Subaccount	2024	8,721	$34.070902	$297,125	1.35%	15.52%	1.48%
GSVI - Large Cap Value Subaccount	2023	8,525	$29.492396	$251,419	1.35%	11.51%	1.63%
GSVI - Large Cap Value Subaccount	2022	10,597	$26.448033	$280,263	1.35%	-7.61%	1.23%
GSVI - Large Cap Value Subaccount	2021	11,916	$28.627840	$341,128	1.35%	22.48%	1.21%
GSVI - Strategic Growth Subaccount	2025	2393	$61.807662	$147,916	1.35%	16.35%	0.00%
GSVI - Strategic Growth Subaccount	2024	2503	$53.121564	$132,984	1.35%	30.59%	0.00%
GSVI - Strategic Growth Subaccount	2023	6257	$40.678157	$254,522	1.35%	40.06%	0.00%
GSVI - Strategic Growth Subaccount	2022	5,591	$29.043898	$162,384	1.35%	-33.41%	0.00%
GSVI - Strategic Growth Subaccount	2021	6,858	$43.618878	$299,132	1.35%	20.30%	0.00%
LAZS - Emerging Markets Equity Subaccount	2025	1,895	$56.893092	$107,815	1.35%	39.88%	2.72%
LAZS - Emerging Markets Equity Subaccount	2024	2,554	$40.672580	$103,890	1.35%	5.99%	3.41%
LAZS - Emerging Markets Equity Subaccount	2023	2,853	$38.373711	$109,495	1.35%	20.65%	4.47%
LAZS - Emerging Markets Equity Subaccount	2022	3,307	$31.806246	$105,193	1.35%	-16.25%	3.42%
LAZS - Emerging Markets Equity Subaccount	2021	3,076	$37.975390	$116,827	1.35%	4.06%	1.57%
LAZS - International Equity Subaccount	2025	3,462	$24.767860	$85,756	1.35%	31.35%	2.04%
LAZS - International Equity Subaccount	2024	3381	$18.856449	$63,761	1.35%	4.21%	2.89%
LAZS - International Equity Subaccount	2023	3386	$18.095220	$61,265	1.35%	14.34%	0.87%
LAZS - International Equity Subaccount	2022	7458	$15.825743	$118,022	1.35%	-16.14%	3.69%
LAZS - International Equity Subaccount	2021	7399	$18.871580	$139,628	1.35%	4.42%	0.95%
PRS2 - PSF PGIM Jennison Growth Subaccount	2025	1,422	$96.722463	$137,541	1.35%	12.29%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2024	1,306	$86.135370	$112,522	1.35%	28.60%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2023	1,201	$66.978349	$80,445	1.35%	50.87%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2022	1,102	$44.395748	$48,905	1.35%	-38.68%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2021	1,572	$72.396112	$113,827	1.35%	14.02%	0.00%
PRS2 - PSF PGIM Jennison Blend Subaccount	2025	6,448	$78.959698	$509,131	1.35%	16.48%	0.00%
PRS2 - PSF PGIM Jennison Blend Subaccount	2024	6,062	$67.790733	$410,964	1.35%	24.12%	0.00%
PRS2 - PSF PGIM Jennison Blend Subaccount	2023	5,800	$54.619004	$316,768	1.35%	0.17%	0.00%	12/22/2023
LINC - LVIP JPMorgan Small Cap Core Subaccount	2025	2,854	$51.787603	$147,785	1.35%	8.80%	0.67%
LINC - LVIP JPMorgan Small Cap Core Subaccount	2024	2,657	$47.598194	$126,448	1.35%	10.21%	0.84%
LINC - LVIP JPMorgan Small Cap Core Subaccount	2023	2,477	$43.188896	$106,985	1.35%	11.60%	1.37%
LINC - LVIP JPMorgan Small Cap Core Subaccount	2022	2,515	$38.700533	$97,325	1.35%	-20.43%	0.44%
LINC - LVIP JPMorgan Small Cap Core Subaccount	2021	2,205	$48.634093	$107,237	1.35%	19.77%	0.52%
LINC - LVIP JPMorgan Mid Cap Value Subaccount	2025	3,812	$72.435151	$276,143	1.35%	3.32%	1.15%
LINC - LVIP JPMorgan Mid Cap Value Subaccount	2024	3,993	$70.107068	$279,959	1.35%	12.75%	1.29%
LINC - LVIP JPMorgan Mid Cap Value Subaccount	2023	3,778	$62.178594	$234,920	1.35%	9.44%	3.21%
LINC - LVIP JPMorgan Mid Cap Value Subaccount	2022	3,756	$56.815644	$213,384	1.35%	-9.38%	0.93%
LINC - LVIP JPMorgan Mid Cap Value Subaccount	2021	3,514	$62.696313	$220,319	1.35%	28.16%	0.98%
MFSI - New Discovery Subaccount	2025	1,066	$49.149650	$52,396	1.35%	11.06%	0.00%
MFSI - New Discovery Subaccount	2024	2,044	$44.255153	$90,475	1.35%	5.01%	0.00%
MFSI - New Discovery Subaccount	2023	2,323	$42.145311	$97,890	1.35%	12.74%	0.00%
MFSI - New Discovery Subaccount	2022	2,098	$37.383989	$78,446	1.35%	-30.93%	0.00%
MFSI - New Discovery Subaccount	2021	1,534	$54.122308	$83,040	1.35%	0.22%	0.00%
MFSI - Mid Cap Growth Subaccount	2025	2,118	$35.945696	$76,128	1.35%	2.02%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
MFSI - Mid Cap Growth Subaccount	2024	2,180	$35.233094	$76,815	1.35%	12.91%	0.00%
MFSI - Mid Cap Growth Subaccount	2023	2,034	$31.205214	$63,485	1.35%	19.37%	0.00%
MFSI - Mid Cap Growth Subaccount	2022	1,898	$26.142329	$49,607	1.35%	-29.74%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	1,670	$37.208419	$62,136	1.35%	12.36%	0.00%
MFSI - Total Return Subaccount	2025	2,354	$31.678354	$74,569	1.35%	9.44%	2.55%
MFSI - Total Return Subaccount	2024	2,321	$28.946374	$67,193	1.35%	6.02%	1.94%
MFSI - Total Return Subaccount	2023	1,534	$27.303408	$41,870	1.35%	8.75%	1.87%
MFSI - Total Return Subaccount	2022	1,422	$25.105849	$35,703	1.35%	-11.04%	1.63%
MFSI - Total Return Subaccount	2021	1,872	$28.220880	$52,828	1.35%	12.32%	1.16%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2025	2,473	$31.521709	$77,964	1.35%	8.15%	0.01%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2024	3,561	$29.147422	$103,785	1.35%	14.42%	0.13%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2023	3,184	$25.473308	$81,106	1.35%	22.06%	0.05%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2022	2,848	$20.869075	$59,441	1.35%	-20.52%	0.00%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2021	2,063	$26.256602	$54,175	1.35%	23.98%	0.03%
PVIA - Real Return Subaccount	2025	4,989	$18.558687	$92,586	1.35%	6.42%	3.30%
PVIA - Real Return Subaccount	2024	5,669	$17.438655	$98,868	1.35%	0.76%	2.58%
PVIA - Real Return Subaccount	2023	7,532	$17.307836	$130,368	1.35%	2.28%	2.86%
PVIA - Real Return Subaccount	2022	10,136	$16.922423	$171,522	1.35%	-13.07%	6.93%
PVIA - Real Return Subaccount	2021	10452	$19.466190	$203,470	1.35%	4.19%	4.99%
PVIA - Global Bond Opportunities Subaccount	2025	1814	$17.757688	$32,210	1.35%	11.28%	4.52%
PVIA - Global Bond Opportunities Subaccount	2024	1,737	$15.957563	$27,716	1.35%	-1.84%	3.53%
PVIA - Global Bond Opportunities Subaccount	2023	1,699	$16.257148	$27,613	1.35%	3.87%	2.23%
PVIA - Global Bond Opportunities Subaccount	2022	2,094	$15.652104	$32,773	1.35%	-12.19%	1.48%
PVIA - Global Bond Opportunities Subaccount	2021	2302	$17.824965	$41,026	1.35%	-5.43%	5.38%
PVIA - CommodityRealReturn® Strategy Subaccount	2025	201	$9.495322	$1,911	1.35%	17.21%	2.89%
PVIA - CommodityRealReturn® Strategy Subaccount	2024	198	$8.100913	$1,603	1.35%	2.76%	2.18%
PVIA - CommodityRealReturn® Strategy Subaccount	2023	222	$7.883235	$1,748	1.35%	-9.08%	18.91%
PVIA - CommodityRealReturn® Strategy Subaccount	2022	1184	$8.670411	$10,269	1.35%	7.17%	24.60%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	2459	$8.090242	$19,893	1.35%	31.57%	4.31%
PVIA - Short-Term Subaccount	2025	28	$11.366033	$321	1.35%	3.28%	4.55%
PVIA - Short-Term Subaccount	2024	28	$11.004835	$311	1.35%	4.63%	4.92%
PVIA - Short-Term Subaccount	2023	28	$10.517421	$297	1.35%	4.50%	4.49%
PVIA - Short-Term Subaccount	2022	28	$10.064136	$284	1.35%	-1.48%	1.61%
PVIA - Short-Term Subaccount	2021	28	$10.215138	$289	1.35%	-1.39%	0.96%
CVTI - CVT S&P 500® Index Subaccount	2025	17	$43.210838	$732	1.35%	15.94%	1.13%
CVTI - CVT S&P 500® Index Subaccount	2024	17	$37.270004	$631	1.35%	22.96%	1.25%
CVTI - CVT S&P 500® Index Subaccount	2023	17	$30.310583	$513	1.35%	24.25%	1.39%
CVTI - CVT S&P 500® Index Subaccount	2022	17	$24.394983	$413	1.35%	-19.43%	1.25%
CVTI - CVT S&P 500® Index Subaccount	2021	17	$30.276578	$513	1.35%	26.71%	1.35%
BNYS - Appreciation Subaccount	2025	29	$58.126749	$1,710	1.35%	8.32%	0.16%
BNYS - Appreciation Subaccount	2024	25	$53.660646	$1,353	1.35%	10.97%	0.15%
BNYS - Appreciation Subaccount	2023	113	$48.355231	$5,457	1.35%	19.07%	0.50%
BNYS - Appreciation Subaccount	2022	88	$40.612292	$3,576	1.35%	-19.34%	0.45%
BNYS - Appreciation Subaccount	2021	70	$50.350572	$3,519	1.35%	25.08%	0.26%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2025	1170	$13.358993	$15,631	1.35%	14.68%	1.24%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2024	1,068	$11.648696	$12,444	1.35%	-1.00%	1.38%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2023	1,517	$11.766758	$17,851	1.35%	16.30%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2022	1467	$10.117503	$14,840	1.35%	-19.59%	1.98%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2021	612	$12.582205	$7,705	1.35%	4.20%	0.78%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2025	6,844	$14.298682	$97,855	1.35%	7.24%	7.04%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2024	6453	$13.332972	$86,038	1.35%	2.17%	6.07%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2023	6061	$13.049908	$79,093	1.35%	4.99%	0.00%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2022	10028	$12.430190	$124,649	1.35%	-15.65%	7.13%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2021	9959	$14.737015	$146,761	1.35%	7.81%	2.75%
FRT2 - Franklin Income VIP Subaccount	2025	2,882	$27.019825	$77,866	1.35%	11.06%	4.65%
FRT2 - Franklin Income VIP Subaccount	2024	7,267	$24.329348	$176,809	1.35%	5.76%	4.68%
FRT2 - Franklin Income VIP Subaccount	2023	5529	$23.003384	$127,192	1.35%	7.18%	5.09%
FRT2 - Franklin Income VIP Subaccount	2022	5086	$21.462389	$109,168	1.35%	-6.73%	5.90%
FRT2 - Franklin Income VIP Subaccount	2021	8,429	$23.011168	$193,956	1.35%	15.20%	4.92%
FRT2 - Franklin DynaTech VIP Subaccount	2025	688	$60.527152	$41,660	1.35%	16.56%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2024	737	$51.927521	$38,245	1.35%	28.69%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2023	715	$40.349588	$28,854	1.35%	41.86%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2022	1,728	$28.442359	$49,162	1.35%	-40.76%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2021	1,432	$48.008691	$68,771	1.35%	14.60%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2025	5,680	$20.048596	$113,883	1.35%	27.47%	2.32%
FRT2 - Templeton Foreign VIP Subaccount	2024	5,572	$15.727545	$87,635	1.35%	-2.33%	2.39%
FRT2 - Templeton Foreign VIP Subaccount	2023	5473	$16.102315	$88,125	1.35%	19.15%	2.66%
FRT2 - Templeton Foreign VIP Subaccount	2022	8901	$13.513956	$120,291	1.35%	-8.83%	2.94%
FRT2 - Templeton Foreign VIP Subaccount	2021	8702	$14.823561	$128,994	1.35%	2.77%	1.88%
FRT4 - Franklin Allocation VIP Subaccount	2025	1	$24.458256	$12	1.35%	11.03%	1.80%
FRT4 - Franklin Allocation VIP Subaccount	2024	1	$22.028737	$11	1.35%	7.43%	1.83%
FRT4 - Franklin Allocation VIP Subaccount	2023	1	$20.506109	$10	1.35%	13.10%	1.35%
FRT4 - Franklin Allocation VIP Subaccount	2022	1	$18.130807	$9	1.35%	-17.31%	0.00%
FEDS - Kaufmann Fund II Subaccount	2025	28	$40.198244	$1,122	1.35%	9.78%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****	Inception Date
FEDS - Kaufmann Fund II Subaccount	2024	37	$36.616628	$1,354	1.35%	15.21%	0.61%
FEDS - Kaufmann Fund II Subaccount	2023	28	$31.782706	$887	1.35%	13.33%	0.00%
FEDS - Kaufmann Fund II Subaccount	2022	1,077	$28.043718	$30,198	1.35%	-31.19%	0.00%
FEDS - Kaufmann Fund II Subaccount	2021	1,093	$40.753038	$44,546	1.35%	0.90%	0.00%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2025	26,213	$13.635975	$357,435	1.35%	7.38%	2.81%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2024	23,987	$12.699377	$304,621	1.35%	3.88%	2.04%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2023	31497	$12.225228	$385,058	1.35%	6.41%	2.44%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2022	28824	$11.488783	$331,150	1.35%	-12.99%	1.75%
ALP2 - Morningstar Conservative ETF Asset Allocation Subaccount	2021	17372	$13.204288	$229,389	1.35%	0.91%	1.50%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2025	11	$16.621137	$188	1.35%	10.22%	2.07%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2024	11	$15.080509	$171	1.35%	6.52%	2.48%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2023	370	$14.158040	$5,242	1.35%	9.13%	2.45%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2022	274	$12.974061	$3,558	1.35%	-13.70%	0.61%
ALP2 - Morningstar Income & Growth ETF Asset Allocation Subaccount	2021	1,109	$15.034103	$16,669	1.35%	5.05%	0.36%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2025	12,404	$19.973964	$247,764	1.35%	13.29%	1.64%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2024	22,437	$17.631316	$395,588	1.35%	8.69%	1.84%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2023	21,718	$16.221547	$352,304	1.35%	11.32%	2.00%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2022	21,784	$14.571620	$317,423	1.35%	-14.04%	1.65%
ALP2 - Morningstar Balanced ETF Asset Allocation Subaccount	2021	24,445	$16.952186	$414,403	1.35%	9.31%	0.89%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2025	1,747	$23.119562	$40,384	1.35%	16.34%	1.61%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2024	1,473	$19.871991	$29,268	1.35%	11.16%	1.50%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2023	3,246	$17.877286	$58,034	1.35%	13.74%	1.63%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2022	5,932	$15.718062	$93,233	1.35%	-14.41%	1.28%
ALP2 - Morningstar Growth ETF Asset Allocation Subaccount	2021	10,000	$18.363559	$183,634	1.35%	13.35%	0.89%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2025	3,921	$24.954950	$97,861	1.35%	18.40%	1.17%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2024	3,814	$21.076449	$80,375	1.35%	13.04%	1.23%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2023	4,246	$18.645204	$79,169	1.35%	15.32%	1.60%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2022	4,680	$16.167702	$75,661	1.35%	-14.33%	1.48%
ALP2 - Morningstar Aggressive Growth ETF Asset Allocation Subaccount	2021	5,380	$18.872027	$101,531	1.35%	16.76%	0.61%
IVYV - Nomura VIP Asset Strategy Subaccount	2025	2,199	$21.999907	$48,387	1.35%	15.11%	0.99%
IVYV - Nomura VIP Asset Strategy Subaccount	2024	8,716	$19.112135	$166,581	1.35%	10.93%	1.97%
IVYV - Nomura VIP Asset Strategy Subaccount	2023	8,842	$17.229341	$152,339	1.35%	12.42%	2.23%
IVYV - Nomura VIP Asset Strategy Subaccount	2022	8,467	$15.325479	$129,762	1.35%	-15.87%	1.64%
IVYV - Nomura VIP Asset Strategy Subaccount	2021	8,123	$18.217298	$147,982	1.35%	8.97%	1.63%
IVYV - Nomura VIP Natural Resources Subaccount	2025	1,202	$10.878209	$13,073	1.35%	35.92%	0.00%
IVYV - Nomura VIP Natural Resources Subaccount	2024	1,649	$8.003367	$13,196	1.35%	-1.92%	6.14%
IVYV - Nomura VIP Natural Resources Subaccount	2023	2,051	$8.160044	$16,734	1.35%	0.24%	2.51%
IVYV - Nomura VIP Natural Resources Subaccount	2022	1,790	$8.140798	$14,570	1.35%	16.21%	1.56%
IVYV - Nomura VIP Natural Resources Subaccount	2021	1,393	$7.005241	$9,761	1.35%	24.99%	1.75%
IVYV - Nomura VIP Science and Technology Subaccount	2025	1,105	$87.916153	$97,171	1.35%	31.59%	0.00%
IVYV - Nomura VIP Science and Technology Subaccount	2024	2,160	$66.809967	$144,285	1.35%	28.84%	0.00%
IVYV - Nomura VIP Science and Technology Subaccount	2023	2,214	$51.855335	$114,820	1.35%	37.22%	0.00%
IVYV - Nomura VIP Science and Technology Subaccount	2022	1,815	$37.790572	$68,607	1.35%	-32.75%	0.00%
IVYV - Nomura VIP Science and Technology Subaccount	2021	1,721	$56.192366	$96,698	1.35%	13.63%	0.00%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2025	2,239	$14.703572	$32,926	1.35%	7.58%	2.96%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2024	2,044	$13.667591	$27,933	1.35%	4.67%	2.75%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2023	1,827	$13.057863	$23,851	1.35%	7.59%	0.29%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2022	1,627	$12.137184	$19,750	1.35%	-13.02%	17.66%
NLV2 - TOPS® Managed Risk Balanced ETF Subaccount	2021	1,753	$13.954075	$24,457	1.35%	7.13%	0.84%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2025	10,139	$16.144788	$163,697	1.35%	8.89%	2.56%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2024	10,170	$14.827073	$150,787	1.35%	6.14%	2.46%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2023	10,144	$13.969701	$141,713	1.35%	8.87%	0.40%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2022	10,435	$12.831665	$133,899	1.35%	-14.50%	15.30%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2021	10,376	$15.008573	$155,734	1.35%	9.58%	1.07%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2025	1,211	$16.504882	$19,991	1.35%	10.17%	2.31%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2024	1,075	$14.981682	$16,102	1.35%	6.27%	2.40%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2023	2051	$14.098169	$28,915	1.35%	9.66%	0.46%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2022	2250	$12.855783	$28,926	1.35%	-14.87%	8.57%
NLV2 - TOPS® Managed Risk Growth ETF Subaccount	2021	1975	$15.101918	$29,829	1.35%	11.09%	0.47%

•	This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve-month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AuguStar® Life Insurance Company and Contract Owners of AuguStar® Variable Account D:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise AuguStar® Variable Account D (the Subaccounts), as of December 31, 2025, the related statements of operations for the year or period listed in the Appendix, the statements of changes in contract owners’ equity for each of the years or periods listed in the Appendix, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Subaccounts as of December 31, 2025, the results of their operations for the year or period listed in the Appendix, and the changes in their contract owners’ equity for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and transfer agents of the underlying investments. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more AuguStar® Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more AuguStar® Life Insurance Company separate account investment companies since at least 1995.

Columbus, Ohio
April 7, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of assets and contract owners’ equity as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. Balanced-Risk Allocation Series II Subaccount

Invesco V.I. EQV International Equity Series II Subaccount

ALPS VARIABLE INVESTORS TRUST – CLASS II

Morningstar Aggressive Growth ETF Asset Allocation Subaccount

Morningstar Balanced ETF Asset Allocation Subaccount

Morningstar Conservative ETF Asset Allocation Subaccount

Morningstar Growth ETF Asset Allocation Subaccount

Morningstar Income & Growth ETF Asset Allocation Subaccount

AUGUSTAR® VARIABLE INSURANCE PRODUCTS FUND, INC. – CLASS I1

AVIP AB Mid Cap Core Subaccount

AVIP AB Small Cap Subaccount

AVIP BlackRock Advantage International Equity Subaccount

AVIP BlackRock Advantage Large Cap Core Subaccount

AVIP BlackRock Advantage Large Cap Growth Subaccount

AVIP BlackRock Advantage Large Cap Value Subaccount

AVIP BlackRock Advantage Small Cap Growth Subaccount

AVIP BlackRock Balanced Allocation Subaccount

AVIP Bond Subaccount

AVIP Constellation Dynamic Risk Balanced Subaccount

AVIP Constellation Managed Risk Balanced Subaccount

AVIP Core Plus Bond Subaccount1

AVIP Fidelity Institutional AM® Equity Growth Subaccount

AVIP High Income Bond Subaccount1

AVIP Intech U.S. Low Volatility Subaccount

AVIP Nasdaq-100® Index Subaccount

AVIP S&P 500® Index Subaccount

AVIP S&P MidCap 400® Index Subaccount

BNY MELLON VARIABLE INVESTMENT FUND – SERVICE SHARES

Appreciation Subaccount

CALVERT VARIABLE TRUST, INC.

CVT S&P 500® Index Subaccount

FEDERATED HERMES INSURANCE SERIES – SERVICE SHARES

Kaufmann Fund II Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND – SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND – SERVICE CLASS 2

VIP Contrafund® Subaccount

VIP Equity-Income Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST – CLASS 2

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST – CLASS 4

Franklin Allocation VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST – INSTITUTIONAL SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS – SERVICE SHARES

Nomura VIP Asset Strategy Subaccount1

Nomura VIP Natural Resources Subaccount1

Nomura VIP Science and Technology Subaccount1

JANUS ASPEN SERIES – SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

JANUS INVESTMENT FUND – CLASS S

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

LAZARD RETIREMENT SERIES, INC. – SERVICE SHARES

Emerging Markets Equity Subaccount

International Equity Subaccount

LEGG MASON PARTNERS VARIABLE EQUITY TRUST – CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST – STANDARD CLASS

LVIP JPMorgan Mid Cap Value Subaccount

LVIP JPMorgan Small Cap Core Subaccount

MFS® VARIABLE INSURANCE TRUST II – SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MFS® VARIABLE INSURANCE TRUST – SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. – CLASS II

VIF Growth Subaccount

NORTHERN LIGHTS VARIABLE TRUST – CLASS 2

TOPS® Managed Risk Balanced ETF Subaccount

TOPS® Managed Risk Growth ETF Subaccount

TOPS® Managed Risk Moderate Growth ETF Subaccount

PIMCO VARIABLE INSURANCE TRUST – ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount

Real Return Subaccount Short-Term Subaccount

THE PRUDENTIAL SERIES FUND, INC. – CLASS II

PSF PGIM Jennison Blend Subaccount

PSF PGIM Jennison Growth Subaccount

Statement of assets and contract owners’ equity as of December 31, 2025 and the related statements of operations and changes in contract owners’ equity for the period from October 13, 2025 (commencement of operations) to December 31, 2025.

AUGUSTAR® VARIABLE INSURANCE PRODUCTS FUND, INC. – CLASS I1

AVIP Constellation Managed Risk Moderate Growth Subaccount

(1)	See the footnote to the statement of assets and contract owners’ equity for the former name of the subaccount.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Financial Statements and Supplementary Information

December 31, 2025, 2024 and 2023

(With Independent Auditors’ Report Thereon)

KPMG LLP

2500 Ruan Center
666 Grand Avenue
Des Moines, IA 50309

Independent Auditors’ Report

The Board of Directors

AuguStar Life Insurance Company:

Opinions

We have audited the statutory financial statements of AuguStar Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Emphasis of Matter

AuguStar Life Insurance Company and AuguStar Life Assurance Corporation merged effective December 31, 2025 with AuguStar Life Insurance Company as the survivor. As discussed in Note 1 to the statutory financial statements, accounting practices prescribed or permitted by the Ohio Department of Insurance require that the 2024 and 2023 statutory financial statements of AuguStar Life Insurance Company be revised to reflect the merger as of January 1, 2023. Our opinions on the 2024 and 2023 statutory financial statements are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
2

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Des Moines, Iowa

April 8, 2026

3

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2025 and 2024

(Dollars in thousands, except share amounts)

Admitted Assets	2025	2024 As restated
Investments:
Bonds	$9,844,469	9,673,696
Preferred stocks	27,666	33,104
Common stocks at fair value (cost $99,053 in 2025 and $72,897 in 2024)	98,442	72,390
Common stock of unconsolidated life insurance subsidiaries at statutory equity (cost $605,184 in 2025 and $472,260 in 2024)	801,677	525,266
Mortgage loans on real estate	2,479,990	2,192,025
Real estate, at cost less accumulated depreciation	22,004	23,493
Contract loans	1,042,681	1,075,132
Cash, cash equivalents and short-term investments	1,204,761	611,290
Receivables for securities	25,381	10,051
Derivatives	272,613	199,167
Other invested assets	502,764	401,249
Securities lending reinvested collateral assets	—	27,784
Receivable for collateral	—	30,170
Total investments	16,322,448	14,874,817
Premiums and other considerations deferred and uncollected	100,005	109,717
Accrued investment income	113,362	98,497
Current federal income tax recoverable	9,264	48,309
Deferred tax asset, net	101,489	93,037
Other assets	262,704	292,237
Separate account assets	12,730,168	13,378,267
Total admitted assets	$29,639,440	28,894,881
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life policies and contracts	$4,549,593	4,908,326
Accident and health policies	133,619	133,855
Annuity and other deposit funds	2,405,118	1,200,107
Contract claims	65,437	39,418
Other policyholders’ funds:
Policyholders’ dividend accumulations	21,886	23,294
Provision for policyholders’ dividends payable in following year	4,069	4,810
Other	1,222	1,159
Payable to parent, subsidiaries and affiliates	183,100	225,803
Interest maintenance reserve	—	659
Asset valuation reserve	253,182	217,299
Transfers to separate accounts due or accrued, net	(201,583)	(311,673)
Payable for securities	—	6,750
Payable for securities lending	—	27,784
Payable on reinsurance due to affiliate	3,825,292	150,814
Reinsurance funds withheld due to affiliate, net	239,232	3,355,434
Reinsurance funds withheld due to third party, net	2,133,449	2,258,316
Policy loan liability	835,991	864,622
Other liabilities	473,368	384,134
Separate account liabilities	12,730,168	13,378,267
Total liabilities	27,653,143	26,869,178
Capital and surplus:
Class A common stock, $1 par value. Authorized, issued, and outstanding 10,000,000 shares	10,000	10,000
Surplus notes	308,233	308,158
Gross paid in and contributed surplus	1,198,736	1,073,736
Aggregate write-ins for special surplus funds	2,589	—
Unassigned surplus	466,739	633,809
Total capital and surplus	1,986,297	2,025,703
Total liabilities and capital and surplus	$29,639,440	28,894,881

See accompanying notes to statutory financial statements.

4

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Income

Years ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

	2025	2024 As restated	2023 As restated
Premiums and other considerations:
Life and annuity	$726,135	1,290,610	1,421,359
Accident and health	29,220	31,648	33,937
MODCO reinsurance premiums	(784,230)	(1,347,302)	10,146,008
Total premiums and other considerations	(28,875)	(25,044)	11,601,304
Investment income:
Interest on bonds	463,695	397,999	315,136
Dividends on stocks	7,930	7,604	5,731
Dividends from subsidiaries	—	—	8,700
Interest on mortgage loans	130,411	84,664	73,361
Real estate income	4,200	3,974	3,114
Interest on contract loans	54,213	49,557	45,380
Other income	55,933	84,800	78,579
Total investment income	716,382	628,598	530,001
Less investment expenses	83,276	60,787	37,795
Net investment income	633,106	567,811	492,206
Total income	604,231	542,767	12,093,510
Death and other benefits:
Death benefits	176,260	159,511	155,699
Accident and health benefits	22,410	14,850	13,587
Annuity benefits, fund withdrawals, and other benefits to policyholders and beneficiaries	2,546,853	2,914,054	2,200,302
Total death and other benefits	2,745,523	3,088,415	2,369,588
Change in reserves for future policy benefits and other funds	135,598	445,933	1,177,086
MODCO reinsurance reserve adjustment	(810,240)	(1,339,030)	10,103,107
Commissions	251,261	355,257	372,907
General insurance expenses	198,922	186,713	207,964
Insurance taxes, licenses, and fees	23,994	24,259	22,260
Net transfers from separate accounts	(2,124,985)	(2,310,200)	(2,264,768)
Total expenses	420,073	451,347	11,988,144
Income (loss) before dividends to policyholders, expense (benefit) for federal income taxes, and net realized capital gains (losses)	184,158	91,420	105,366
Dividends to policyholders	4,949	5,838	4,784
Income (loss) before expense (benefit) for federal income taxes and net realized capital gains (losses)	179,209	85,582	100,582
Expense (benefit) for federal income taxes	9,345	4,095	(36,732)
Income (loss) before net realized capital gains (losses)	169,864	81,487	137,314
Net realized capital gains (losses), net of interest maintenance reserve and income taxes	(102,645)	37,362	(1,108)
Net income (loss)	$67,219	118,849	136,206

See accompanying notes to statutory financial statements.

5

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Common stock	Surplus notes	Gross paid in and contributed surplus	Aggregate write-ins for special purpose funds	Unassigned surplus	Total capital and surplus
Balance at December 31, 2022, as restated	$10,000	310,004	823,736	58,826	763,357	1,965,923
Net income	—	—	—	—	136,206	136,206
Amortization of surplus note	—	78	—	—	—	78
Repayment of surplus notes	—	(2,000)	—	—	—	(2,000)
Change in net unrealized capital gains	—	—	—	—	(27,478)	(27,478)
Change in net deferred income tax	—	—	—	—	(6,865)	(6,865)
Change in nonadmitted assets and related items	—	—	—	—	61,474	61,474
Change in asset valuation reserve	—	—	—	—	(27,223)	(27,223)
Correction of an error, net of tax	—	—	—	—	191	191
Change in deferred coinsurance gain	—	—	—	—	(76,601)	(76,601)
Benefit plan adjustment	—	—	—	—	733	733
Paid in surplus	—	—	125,000	—	—	125,000
Dividends to stockholder	—	—	—	—	(196,590)	(196,590)
Balance at December 31, 2023, as restated	10,000	308,082	948,736	58,826	627,204	1,952,848
Net income	—	—	—	—	118,849	118,849
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	181,471	181,471
Change in net unrealized foreign exchange capital loss	—	—	—	—	(391)	(391)
Change in net deferred income tax	—	—	—	—	10,536	10,536
Change in nonadmitted assets and related items	—	—	—	—	(49,491)	(49,491)
Change in asset valuation reserve	—	—	—	—	(75,389)	(75,389)
Correction of an error, net of tax - deferred coinsurance gain	—	—	—	—	30,357	30,357
Correction of an error, net of tax	—	—	—	—	28,787	28,787
Change in deferred coinsurance gain - prior period error	—	—	—	—	(30,357)	(30,357)
Change in deferred coinsurance gain	—	—	—	—	(75,626)	(75,626)
Benefit plan adjustment	—	—	—	—	4,033	4,033
Segregated special surplus for the benefit of affiliate	—	—	—	(58,826)	58,826	—
Paid in surplus	—	—	125,000	—	—	125,000
Dividends to stockholder	—	—	—	—	(195,000)	(195,000)
Balance at December 31, 2024, as restated	10,000	308,158	1,073,736	—	633,809	2,025,703
Net income	—	—	—	—	67,219	67,219
Amortization of surplus note	—	75	—	—	—	75
Change in net unrealized capital gains	—	—	—	—	108,848	108,848
Change in net unrealized foreign exchange capital loss	—	—	—	—	344	344
Change in net deferred income tax	—	—	—	—	35,022	35,022
Change in nonadmitted assets and related items	—	—	—	—	(39,989)	(39,989)
Change in asset valuation reserve	—	—	—	—	(35,884)	(35,884)
Correction of an error, net of tax	—	—	—	—	7,006	7,006
Change in deferred coinsurance gain	—	—	—	—	(108,377)	(108,377)
Benefit plan adjustment	—	—	—	—	3,900	3,900
Interest maintenance reserve disallowed	—	—	—	2,589	(2,589)	—
Paid in surplus	—	—	125,000	—	—	125,000
Dividends to stockholder	—	—	—	—	(202,570)	(202,570)
Balance at December 31, 2025	$10,000	308,233	1,198,736	2,589	466,739	1,986,297

See accompanying notes to statutory financial statements.

6

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Cash Flow

Years ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

	2025	2024 As restated	2023 As restated
Cash flow from operations:
Premiums, other considerations, and fund deposits	$2,092,844	2,996,696	1,582,291
Investment income	624,510	546,816	492,407
	2,717,354	3,543,512	2,074,698
Less:
Death and other benefits	2,404,146	3,279,004	2,664,315
Commissions, taxes, and other expenses	426,730	603,706	583,101
Dividends paid to policyholders	46,714	52,753	58,726
Net transfers from separate accounts	(2,235,074)	(2,418,540)	(1,882,396)
	642,516	1,516,923	1,423,746
Net cash provided by operations	2,074,838	2,026,589	650,952
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	2,025,037	2,093,714	675,693
Stocks	4,345	98,500	603
Mortgage loans on real estate	265,236	196,304	150,181
Other	414,491	168,212	38,126
Total investment proceeds	2,709,109	2,556,730	864,603
Less cost of investments acquired:
Bonds	4,208,808	3,469,309	791,700
Stocks	280,090	96,741	128,405
Mortgage loans on real estate	559,101	715,993	239,345
Real estate	—	1,331	1,841
Other	320,804	424,978	123,458
Total investments acquired	5,368,803	4,708,352	1,284,749
Less (decrease) increase in contract loans	(32,451)	19,212	31,860
Net cash used in investing activities	(2,627,243)	(2,170,834)	(452,006)
Cash flow from financing and other miscellaneous sources:
Repayment of surplus notes	—	—	(2,000)
Capital and paid in surplus, less treasury stock	125,000	125,000	125,000
Deposits on deposit-type contracts and other liabilities	3,051,311	542,194	443,177
Withdrawals on deposit-type contracts and other liabilities	(1,906,103)	(598,512)	(199,374)
Dividends to stockholder	(202,570)	(195,000)	(84,783)
Change in dividends receivable from subsidiaries	—	—	25,000
Other, net	78,238	130,076	(49,751)
Net cash provided by financing	1,145,876	3,758	257,269
Net (decrease) increase in cash, cash equivalents and short-term investments	593,471	(140,487)	456,215
Cash, cash equivalents and short-term investments:
Beginning of year	611,290	751,777	295,562
End of year	$1,204,761	611,290	751,777
Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$(27,784)	(201,122)	75,096
Deferred gain on reinsurance agreements	(11,604)	(52,930)	—
Amortization of deferred gain on reinsurance agreements	117,545	98,199	76,601
Funds held under reinsurance agreement, net	—	5,937	(6,619)
Other investment asset adjustments for transfers	—	165,130	—
Transfer of other invested assets to bonds	—	(93,648)	—
Transfer of bonds for payment of dividends to parent	—	—	92,839
Transfer of bonds for extraordinary dividend from subsidiary	—	(57,650)	—
Transfer of subsidiary ownership for payment of dividends to parent	—	—	18,968
Transfer of mortgage loans for extraordinary dividend from subsidiary	—	(13,832)	—
Transfer of bonds for reinsurance agreement	(1,826,231)	—	—
Transfer of other investment assets from bonds (New bond definition)	(98,436)	—	—
Transfer of other invested assets for reinsurance agreement	(60,915)	—	—
Transfer of unaffiliated common and preferred stock for reinsurance agreement	(7,003)	—	—
Transfer of bonds to other invested assets (New bond definition)	98,436	—	—
Interest credited on deposit-type contracts	(58,174)	(11,054)
Initial reinsurance premiums payable	—	—	260,636
Modco reinsurance reserve adjustment	(57,594)	(87,720)	(123,159)
Payable for securities	—	6,750	—

See accompanying notes to statutory financial statements.

7

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(1)	Organization and Business

Organization

AuguStar Life Insurance Company (“ALIC” or the “Company”) is a stock life insurance company wholly owned by Constellation Insurance, Inc. (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI”), a stock company organized under Ohio insurance laws. CIHI is owned directly by ONLH Holdings LP (“ONLP”), a limited partnership under the control of Constellation Insurance, LP (“Constellation”). Constellation is ultimately backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (Ontario Teachers), two of the world’s largest, premier, long-term institutional investors.

ALIC owns 100% of AuguStar Life Assurance Corporation (“ALAC”), a stock life insurance subsidiary; National Security Life and Annuity Company (“NSLAC”), a stock life insurance subsidiary; Montgomery Re, Inc. (“MONT”), a special purpose financial captive life insurance company; Kenwood Re, Inc. (“KENW”), a special purpose financial captive life insurance company; Camargo Re Captive, Inc. (“CMGO”), a special purpose financial captive life insurance company; Sunrise Captive Re, LLC (“SUNR”), an Ohio authorized reinsurer.

On December 31, 2025, the Company entered into an agreement with ALAC to merge the legal entities, with the Company being the surviving entity to the merger. All necessary state regulatory approvals were received prior to the agreement being effectuated. The transaction was accounted for as a statutory merger. Prior period balances presented within the statutory financial statements and throughout the footnotes have been restated to reflect the merger and present balances as if the entities have always been merged. The common stock of ALAC was deemed canceled and ALIC's investment in the affiliated common stock of ALAC was eliminated. The business the Company previously assumed from ALAC under a coinsurance agreement is no longer reflected as assumed and ceded risks in the restated merged financial statements. The net impact of these merger adjustments, net of eliminations, did not have any impact on capital and surplus as of the merger effective date. Pre-merger separate company revenue, net income and other surplus adjustments for the last reporting period pre-merger, September 30, 2025, were as follows:

	Revenue	Net income	Other surplus adjustments
ALIC	$368,830	109,549	(1,803)
ALAC	$297,436	20,911	(11,443)

ALIC owns 100% of ON Foreign Holdings, SMLLC (“ONFH”), a Delaware holding company. ONFH owns 100% of ON Overseas Holdings Inc.. (“ONOH”), formerly ON Overseas Holdings S.A.R.L., a holding company and 100% of AuguStar Lending, LLC (“ALL”), a Delaware financial lending institution. ONOH owns 100% of ON Netherlands Holdings Inc. (“ONNH”), formerly ON Netherlands Holdings S.A.R.L., a holding company. ONOH and ONNH were domiciled in the Netherlands until December 31, 2024 and then re-located to Luxemburg until May 31, 2025 when they were relocated to Delaware. ONNH owns AuguStar Seguros y Reaseguros S.A. (“ASDP”), formerly Ohio National Seguros de Vida y Reaseguros S.A., a Peruvian insurance company, ON Global Holdings, SMLLC (“ONGH”), a Delaware holding company; and O.N. International do Brasil Participacoes, Ltda. (“OHIO”), which was formed to hold the equity method investment made when ONFS entered into a 50% joint venture agreement with a Brazilian insurance company. ONGH owns 92% of AuguStar Sudamerica S.A. (“ASSA”), formerly Ohio National Sudamerica S.A., a Chilean holding company; and ONNH owns 8%. ASSA owns 100% of AuguStar Seguros de Vida S.A. (“ASDV”), formerly Ohio National Seguros de Vida S.A., a Chilean insurance company.

8

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

On May 8, 2023 Ohio National Seguros de Vida S.A entered into an agreement for the acquisition of the Zurich Insurance Group annuity portfolio, held by Zurich Chile Seguros de Vida S.A. (“Zurich”), of approximately $2.6 billion in reserves held in Chile. The transaction was executed through a division of Zurich, resulting in the formation of a new life insurance entity, Zurich Chile Seguros Rentas de Vitalicias S.A. (“ZCR”). This new company, fully owned by Zurich, was assigned all assets and liabilities related to the annuity operations. On November 4, 2024, ZCR merged by absorption with Zurich Seguros de Rentas Vitalicias Chile S.A. (“ZRV”), fully owned by Zurich. Following this merger, ZRV remained as the surviving entity. On December 2, 2024, Ohio National Seguros de Vida S.A acquired 99.25% shares of ZRV from Zurich for a cash purchase price of $118,825. The remaining 0.75% shares is held by minority investors.

On January 22, 2025, ZRV changed its name to ASDV. On August 1, 2025, the merger of Ohio National Seguros de Vida S.A. into ASDV was completed. As a result of this merger, ASDV became the successor entity, assuming all the assets and liabilities of Ohio National Seguros de Vida S.A. As of December 31, 2025, the shares held by minority investors accounted for 0.011%. Management determined that the effect of the non-controlling interest is not material and therefore, it is not being disclosed separately.

On April 30, 2024, the Superintendencia de Banca, Seguros y AFP (“SBS”) issued the Resolución SBS N° 01866-2024, thereby authorizing Ohio National Seguros de Vida y Reaseguros S.A. to incorporate reinsurance activities into its business operations, adopting this name on June 4, 2024. On December 3, 2025 Ohio National Seguros de Vida y Reaseguros S.A. changed its name to ASDP.

During 2024, the Company formed Constellation Re Holdings Bermuda, LLC (“CRHB”), a Delaware holding company 100% owned by the Company, and Constellation Re (Bermuda) Ltd (“CRBL”), a Bermuda licensed reinsurer 100% owned by CRHB.

ALIC owned Constellation Investments, Inc. (“CINV”), an investment advisor; AuguStar Distributors, Inc, (“ADI”), a broker dealer registered under the Securities and Exchange Commission Act of 1934; and The O.N. Equity Sales Company (“ONESCO”), a broker dealer registered under the Securities and Exchange Commission Act of 1934. During 2023, ALIC transferred its common stock holdings of CINV, ADI and ONESCO to its parent CII via a dividend.

Business

The Company is a life, health (disability) and annuity insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers/services a full range of life, disability and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. Over the past several years the Company has ceased accepting applications for certain variable annuities, retirement plans and disability products following a comprehensive review of the Company’s businesses, taking into account the continuously changing regulatory landscape and increasing cost of doing business. The Company continues to service and support existing clients for all product lines.

The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments.

9

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

ALIC does not have any permitted or prescribed statutory accounting practices as of December 31, 2025 and 2024. ALIC’s wholly-owned Vermont subsidiaries have permitted accounting practices as disclosed in Note 3(c). The statutory financial statements presented represent the accounts of the Company and do not include the accounts of any of its subsidiaries.

The Company’s subsidiary, SUNR, applies a prescribed practice which values assumed reserves for variable annuities with guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and guaranteed lifetime withdrawal benefit (“GLWB”) risks; fixed index annuities and associated GLWB risks; and multi-year guaranteed annuities from the Company using a separate alternative reserve basis pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The prescribed practice related to the Company’s guaranteed risks changed the Company’s carrying value of SUNR, included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus, by $(31,203) and $11,495 as of December 31, 2025 and 2024, respectively. The reserves for variable annuities with GMIB and GLWB risks, fixed index annuities and associated GLWB risks and multi-year guaranteed annuities are retroceded at SUNR and have no impact on the carrying value of SUNR. If the prescribed practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels.

10

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

A reconciliation of the Company’s net statutory income and capital and surplus between NAIC SSAP and practices prescribed by the State of Ohio are shown below:

	2025	2024
Net Income
Company state basis	$67,219	118,849
State prescribed practices that are an increase/(decrease) from NAIC SAP	—	—
NAIC SAP	$67,219	118,849
Capital and surplus
Company state basis	$1,986,297	2,025,703
State prescribed practices that are an increase/(decrease) from NAIC SAP Subsidiary valuation - SUNR	(31,203)	11,495
NAIC SAP	$2,017,500	2,014,208

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income (loss) on a GAAP basis versus capital and surplus and net income (loss) on a statutory basis are that, for GAAP reporting purposes:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

●	future policy benefit reserves are based on current best estimate insurance assumptions including lapses and mortality, as well as market observable interest rate assumptions, rather than statutory mortality and interest requirements, without consideration of withdrawals;

●	guarantees on variable annuities and fixed indexed annuities are accounted for under a fair value framework for GAAP with a separate reserve for the guarantee from the base policy reserve, rather than a holistic reserve for the base and rider guarantee as prescribed by statutory valuation methodology;

●	fixed maturity securities must meet a principles-based bond definition ("PBBD") in order to be reported as bonds under SSAP, whereas a PBBD does not exist under GAAP;

●	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are generally carried at amortized cost or values as prescribed by the Department while investments that do not meet the PBBD are generally reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);
11

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

●	specific valuation allowances are established using the current expected credit loss (“CECL”) impairment model, which only applies to financial assets carried at amortized cost, including mortgage loans, and reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. Estimated credit losses on bonds classified as available for sale are recorded through an allowance for credit losses subject to future reversals if expected cash flows increase. Statutory accounting utilizes the other-than-temporary impairments (“OTTI”) model described in Note 6;

●	investments in replicated synthetic asset transactions (“RSATs”) are reported at fair value; for statutory reporting, the assets are reported at amortized cost;

●	investments in subsidiaries, controlled and other affiliated entities as defined in SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities are accounted for under the equity method. Under the equity method, domestic insurance subsidiaries are recorded at their underlying audited statutory surplus. Nonpublic non-insurance subsidiaries and other controlled entities are recorded at their underlying audited GAAP equity. Changes in the value of such investments are recorded as unrealized gains or losses. The earnings of such investments are recorded in net investment income only when dividends are declared. Under U.S. GAAP, these investments are consolidated;

●	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

●	undistributed income and capital gains and losses for noncontrolling limited partnerships and limited liability companies investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

●	the asset valuation reserve and interest maintenance reserve (“IMR”) are not recorded;

●	separate account seed money is classified as a trading security recorded at fair value as opposed to a component of separate account assets;

●	under GAAP, “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from capital and surplus (see Note 3(b) for more information regarding nonadmitted assets);

●	changes in deferred taxes are recognized in either net income (loss) or other comprehensive income and not subject to the statutory limitation of 15% of capital and surplus;

●	there is a presentation of other comprehensive income and comprehensive income;
12

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

●	surplus notes are presented as part of notes payable within liabilities and are not presented as a component of capital and surplus;

●	certain assets and liabilities are reported gross of ceded reinsurance balances;

●	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

●	negative cash balances are reported as liabilities;

●	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

●	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally furniture, equipment, certain deferred taxes, and certain receivables), along with statutory adjustments to the Company’s common stock investment of affiliates carried at U.S. GAAP equity have been excluded from total admitted assets by a direct charge to surplus.

13

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(c)	Investments

Starting in 2024, the Company contributed capital to four affiliated special purpose vehicles - Andromeda Funding, LLC; Antlia Funding, LLC; Cassiopeia Funding, LLC and Orion Funding, LLC (collectively, hereafter, the “SPVs”). The SPVs invest in commercial loans and securitize the assets into collateralized loan obligations (“CLOs”). The Company’s investment in the SPVs is recorded through both rated secured notes and subordinated notes, which are equity-like in nature. The rated secured notes in each of the SPVs are reported in Bonds and the unrated subordinated notes in each of the SPVs are reported in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The SPVs are not legally owned by the Company; however, they have been established to hold assets of the Company and are managed by CINV an affiliated investment advisor. During 2025, the Company transferred the subordinated notes of approximately $48,000 to SYRE.

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the IMR. Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

The Company reviews all fixed maturity securities to determine if they meet the PBBD criteria to be reported as Schedule D bonds. The review includes confirming that the debt instrument represents a creditor relationship with a fixed payment schedule for one or more future payments and where any non-debt variables are nominal. For all asset-backed securities, the Company confirms that credit enhancement to our tranches is substantive from either subordination or overcollateralization. For asset-backed securities backed by cash-generating nonfinancial assets, the Company also confirms that cash flows produced by the collateral are meaningful as defined in SSAP No. 26 Bonds. Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

14

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when information is not available from the SVO.

Investments in the Company’s wholly owned insurance subsidiaries are carried at audited statutory equity with changes in net assets, other than dividends declared, recognized as net unrealized capital gains or losses through surplus. Investments in the Company’s special purpose financial captive reinsurers are carried as follows: MONT and KENW are carried at zero due to the fact that the State of Vermont has granted a permitted practice to allow the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in SUNR is carried at the value of SUNR’s statutory surplus, adjusted for the prescribed practice described in Note 2. Investments in wholly owned noninsurance subsidiaries are carried at the value of their underlying audited GAAP basis equity, adjusted for nonadmitted assets, based on the significance of their operations beyond holding assets for the use of the Company. Prior to the dividend described in Note 1, the Company did not record the investment in CINV, a noninsurance subsidiary, as it did not have audited GAAP financial statements for 2022.

Management reviews its investments in subsidiary, controlled, and affiliated entities for impairment based upon the probability that the Company will be able to recover the carrying amount of the investment or if there is evidence indicating the inability of the investee to sustain earnings, which would justify the carrying amount of the investment.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of residential and commercial properties that are both directly owned and properties that are directly and wholly owned through an investment trust. Commercial mortgage loans are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Residential mortgage loans are reported at cost, net of unamortized discounts or premiums. Premiums or discounts are amortized using the effective yield method. Interest income is accrued on the principal balance of each loan based on its contractual interest rate. The residential mortgage loan portfolio is held in an investment trust and managed by a third-party.

Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

15

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred and will then establish a specific valuation allowance for the excess carrying value of the loan over the estimated fair value of the collateral.

Real Estate

Real estate, occupied by the Company and held for the production of income, is generally carried at depreciated cost, net of encumbrances. Accumulated depreciation was $11,969 and $10,570 as of December 31, 2025 and 2024, respectively.

The Company occupies less than 50% of buildings held for the production of income.

Contract Loans

Contract loans, also referred to as policy loans, are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date. The majority of these loans are included in the reinsurance agreement with an external reinsurer as discussed in Note 13. A corresponding liability has been recognized of $835,991 and $864,622 of December 31, 2025 and 2024, respectively, for the portion of the loans owed to the reinsurer.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index put options, equity futures, currency futures, equity swaps and interest rate swaptions as hedges for certain riders that were sold with variable annuity products. The Company similarly purchases equity index call options as hedges for the fixed indexed annuity and indexed universal life products. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

16

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The Company enters into derivative transactions that meet the criteria for hedge accounting. The Company purchased a foreign currency swap that meets the criteria for hedge accounting and is accounted for consistent with the underlying hedged asset. The swap instrument is carried at estimated fair value, and changes in the estimated fair value of the swaps are recorded as unrealized capital gains or losses in unassigned surplus.

For the year ended December 31, 2024, the Company also used derivatives as part of RSATs. RSATs refer to derivative transactions entered into in conjunction with other investments in order to reproduce the investment characteristics of otherwise permissible investments. The accounting for derivatives used in RSATs depends upon how the underlying cash instrument is accounted for, as well as how the replicated asset would be accounted for if acquired directly; alternatively, the Company can elect to carry the derivative at fair value. The Company uses bonds as the referenced cash instrument in its current replication transactions, and therefore, the derivatives are carried at amortized cost. The Company accrues investment income for the replicated synthetic asset throughout the life of the RSAT. Realized gains or losses are recognized at maturity of the RSAT. There were no derivatives used as a part of RSATs for the year ended December 31, 2025.

Cash flows associated with derivative instruments are reflected in Other in the Cash flow from investing activities section on the Statutory Statements of Cash Flow, except for cash flows associated with funds withheld activity, which is reflected in Other, net in the Cash flow from financing and other miscellaneous sources section on the Statutory Statements of Cash Flow.

Other Invested Assets

Other invested assets primarily consist of the Company’s investment in SUNR, external and inter-company surplus notes, investments in subordinated notes issued by the SPVs for the year ended December 31, 2024, residual interest in structured investment vehicles, and investments in limited partnerships and limited liability companies. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lessor of amortized cost or fair value for NAIC ratings 3 through 6.

The Company’s investments in limited partnerships and limited liability companies are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of these investments are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. Income distributed from these investments are included in Net investment income on the Statutory Statements of Income. The Company has no investments in limited partnerships or limited liability companies that exceed 10% of its admitted assets.

The statement value of limited partnerships and limited liability companies are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for these investments for the years ended December 31, 2025 and 2024.

The Company’s investments in the SPVs subordinated notes are carried at the lower of amortized cost or fair value. Income distributed from these investments are included in Net investment income on the Statutory Statements of Income. The Company has no investments in limited partnerships or limited liability companies that exceed 10% of its admitted assets.

17

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Residual interest represent positions in structured investment vehicles that receive the remaining cash flows after all debt tranches have been satisfied. In accordance with SSAP No. 21, residual interest do not qualify for bond reporting and are reported on Schedule BA as Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company accounts for residual interest using the allowable earned yield method, under which amortized cost is established at acquisition by discounting expected cash flows to the purchase price. Investment income is recognized using the effective yield method, limited to actual cash distributions received. Distributions in excess of the allowable earned yield reduce amortized cost, and amortized cost is not increased unless additional purchases are made. Residual interest are subject to ongoing impairment review. An OTTI is considered to have occurred if the present value of expected cash flows, discounted at the allowable earned yield, is less than the current amortized cost. When an OTTI is identified, the Company records a realized loss equal to the difference between amortized cost and the present value of expected cash flows, with the present value becoming the new amortized cost basis. Subsequent recoveries in cash flows do not increase amortized cost, and future income recognition continues to follow the allowable earned yield methodology.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within Net investment income in the Statutory Statements of Income. The program was closed in 2025.

(d)	Segregated Special Surplus Fund

The Company has established a segregated special surplus fund for the benefit of SUNR, a subsidiary, in accordance with the SUNR Plan of Operations approved by the State of Ohio. The assets, along with capital within SUNR, are to be used to provide the protection to maintain SUNR’s statutory total adjusted capital at a level of at least 300% of its authorized control level (“ACL”) risk based capital. The segregated special surplus fund is held in a custodial account. Dividends (including amounts classified as return of capital) paid by SUNR to ALIC during the years ended December 31, 2025 and 2024 were $0 and $155,000, respectively. Dividends (including amounts classified as return of capital) are placed in the segregated custodial account when paid. See additional details in Note 17 on dividends between SUNR and ALIC. As long as the surplus in SUNR plus the segregated special surplus fund is greater than 300% ACL, ALIC can withdraw excess capital from the segregated special surplus fund for it to use as unassigned surplus in the event at the end of the calendar quarter the segregated special surplus fund exceeds 100 % ACL.

18

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

With the 2024 variable annuity contracts with a GLWB treaty amendment between SUNR and SYRE discussed in Note 2, the capital requirements of SUNR were significantly reduced. During 2024, ALIC reduced the segregated surplus fund to zero due to SUNR having sufficient total adjusted capital by itself without needing ALIC’s segregated surplus fund. At December 31, 2025 and 2024, the segregated special surplus fund was $0, recorded in the Aggregate write-ins for special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the Statutory Statements of Changes in Capital and Surplus. With the reduction of the segregated surplus fund balance to zero, the Company was able to release the majority of the invested assets to its general account. The Company plans to maintain a small balance for future needs and to keep the account active. The value of the custodial account was $2,822 and $2,623 at December 31, 2025 and 2024, respectively, which was invested in the following:

	2025	2024
Cash and cash equivalents	$881	590
Bonds	1,941	2,033
Total custodial account value	$2,822	2,623

(e)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual annuities issued in 1992 and after represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The difference between full account value and CARVM is reflected in Transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CARVM is reflected in the Statutory Statements of Income as part of the Net transfers from separate accounts. Separate account liabilities for individual life insurance represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). The difference between full account value and CRVM is reflected in Transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CRVM is reflected in the Statutory Statements of Income as part of the Net transfers from separate accounts.

The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets. The Company’s expenses reflects benefits paid, changes in reserves and expense allowances.

19

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Under accounting procedures prescribed by the NAIC, the Company records seed money contributed to, or withdrawn from, variable annuity separate accounts through a direct charge or credit to surplus. Seed money held in separate accounts represents the difference between separate account assets and liabilities. The change in separate account surplus, developed through seed money contributions, withdrawals, and unrealized gains and losses generated thereon, is also recorded directly to surplus without providing for federal income tax or income tax reductions. Dividend and capital gain distributions on seed money are recorded as Other income in the Statutory Statements of Income.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded in Net transfers from separate accounts in the Statutory Statements of Income. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(f)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products and certain annuities with life contingencies, are recorded as premiums. Traditional life product revenues are recorded when due. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies, guaranteed investment contracts and funding arrangements, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(g)	Reserves for Future Policy Benefits

Life Policies and Contracts

For traditional life policies issued prior to January 1, 2020, reserves are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies issued was the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1941 CSO table with interest rates of 2.25% to 2.5%, the 1958 CSO table with interest rates of 1.75% to 6.0%, the 1980 CSO table with interest rates of 3.0% to 6.0%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

20

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Reserves for universal life policies without secondary guarantees and variable universal life policies have been calculated based on participants’ net contributions plus interest credited less applicable contract charges, less an initial allowance according to CRVM. Reserves for indexed universal life policies are calculated in accordance with CRVM and Actuarial Guideline 36 (“AG36”) with Update Average Market Value (“UAMV”). The UAMV method uses a historical moving average cost of options over a 60-month period to measure volatility values, which drive crediting rates on the policies.

Reserves for universal life policies containing secondary guarantees are calculated in accordance with Actuarial Guideline 38 (“AG38”). A secondary guarantee is a guaranteed death benefit that provides assurance that a policy will remain inforce if a certain level of premiums have been paid, even if the account value is less than zero. As a result, the reserve calculation for universal life policies with secondary guarantees include an additional step to value secondary guarantee benefits in addition to valuing the primary guarantees. For each universal life policy with a secondary guarantee, the greater of the secondary guarantee calculation and the primary guarantee calculation is set equal to the reserve for that policy.

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $100,870,399 and $108,870,550 of individual life insurance in force as of December 31, 2025 and 2024, respectively, and $2,904,662 and $2,929,858 of related reserves as of December 31, 2025 and 2024, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate, determined from a seriatim valuation file, to the mean average reserves. Universal life and variable life insurance products use a formula which applies a weighted average credited rate to the mean account value.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

21

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Annuity and Other Deposit Funds

The Company issued traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

The Company also issued nontraditional variable annuity contracts in which the Company provides various forms of guarantees/riders to benefit the related contract holders.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

●	GMDB;

●	GLWB;

●	GMIB;

●	guaranteed minimum accumulation benefit (“GMAB”); and

●	guaranteed minimum withdrawal benefit (“GMWB”).

The Company also offers a fixed indexed annuity with an optional GLWB rider. In 2023, the Company began offering a premium bonus on certain fixed indexed annuity base products. The bonus specifies a bonus rate, applied to the premium deposited, of 5 or 10 percent for the first policy year only. The premium bonus is allocated on day one when the contractholder’s premium is deposited and vests over a number of years.

Effective January 1, 2020, the Company began reserving for variable annuity policies in force under section 21 of the Valuation Manual (“VM-21”). VM-21 sets forth requirements for the valuation of PBR for variable annuity and other contracts involving certain guaranteed benefits similar to those offered with variable annuities. VM-21 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The requirement applies the principles of asset adequacy analysis directly to the risks associated with these products and guarantees. The VM-21 liability is evaluated with both company assumptions and prescribed assumptions under stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the Conditional Tail Expectation (“CTE”) 70 level of the company assumptions value plus any additional standard projection amount and is subject to a floor of cash surrender value. These guarantee reserves are included in the general account reserves. Prior to 2020, these policies were reserved under Actuarial Guideline 43 (“AG43”).

Actuarial Guideline 35 (“AG35”) interprets the standards for the valuation of reserves for fixed indexed annuities. AG35 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The reserves for both the base policy and the rider guarantees are included in general account liabilities.

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates and various contract provisions. The average interest rate credited on these annuity policies was 3.80%, 3.59% and 2.90 for the years ended December 31, 2025, 2024 and 2023, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with CARVM.

22

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1937 Standard Annuity Table (interest rate of 11.25%), the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.25% to 11.25%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%), or the IAR2012 Mortality Table (interest rates of 1.00% to 5.25%). Group immediate annuity reserves are based primarily on the 1971 Group Annuity Mortality Table (interest rate of 11.25%), the 1983 Group Annuity Mortality Table (interest rates of 6.25% to 9.25%) or the 1994 Group Annuity Mortality Table (interest rates of 1.00% to 7.00%).

Effective October 6, 2025, the Company issued funding agreements of $650,000 to its unaffiliated special purpose statutory trust in exchange for cash. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money.

(h)	Participating Business/Policyholders’ Dividends

Participating business, which refers to whole life policies that participate in profits through policyholders’ dividends, represents 11.8% and 19.6% of the Company’s ordinary life insurance in force at December 31, 2025 and 2024, respectively. The liability for policyholder dividends includes the estimated amount of annual dividends earned by policyholders and is recorded in Other policyholders’ funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The policyholder dividends incurred are recorded in Dividends to policyholders in the Statutory Statements of Income.

Policyholder dividends are approved annually by the Company’s board of directors based upon the amount of distributable surplus. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

(i)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks, derivative instruments, net of reinsurance, and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

23

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The IMR minimizes the Statutory Statements of Income impact of interest rates related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related OTTI losses are recorded through the AVR; interest related OTTI losses are recorded through the IMR.

(j)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or those that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue. For coinsurance with funds withheld agreements, the Company takes a reserve credit for reserves ceded and retains the assets on its balance sheets. A funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the Reinsurance funds withheld due to third party, net on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Reinsurance transactions can result in initial gains or losses to the Company at inception. Losses at inception are recognized into income at inception. Gains are deferred, recorded in surplus and amortized into income as profits emerge on the block of business reinsured. Amortization of deferred gains on coinsurance is recorded through Premiums and other considerations on the Statutory Statements of Income.

Modified coinsurance (“MODCO”) assumed and ceded is recorded based on the value, or change in value, of the underlying reserves. Assumed activity is recorded as premiums in MODCO reinsurance premiums with a corresponding expense recorded in MODCO reinsurance reserve adjustment on the Statutory Statements of Income. Ceded activity for the change in value of the separate accounts MODCO reserves are recorded as premiums, along with the corresponding reserve adjustment, in MODCO reinsurance premiums on the Statutory Statements of Income. Ceded activity for the change in value of the general account MODCO reserves is settled in cash with an offset to MODCO reinsurance premiums on the Statutory Statements of Income.

24

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(k)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $1,100,000 as of December 31, 2025 and 2024, which are included in Annuity and other deposit funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2025	2024
Membership stock - Class B	$22,642	22,358
Activity stock	75,375	49,500
Total	$98,017	71,858
Actual or estimated borrowing capacity as determined by the insurer	$1,100,002	1,100,002

Membership stock eligible and not eligible for redemption at December 31, 2025 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class B	$22,642	22,642	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2025	2024
Total collateral pledged:
Fair value	$2,125,179	1,512,086
Carrying value	2,191,499	1,599,833
Total borrowing	1,675,000	1,100,000

25

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The maximum amount pledged as of December 31 is as follows:

	2025	2024
Maximum amount pledged:
Fair value	$2,165,591	1,534,381
Carrying value	2,298,456	1,622,626
Total borrowing	1,675,000	1,100,000

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

	General account	Funding agreements reserves established
2025
Funding agreements	$1,100,000	1,100,000
2024
Funding agreements	$1,100,000	1,100,000

The maximum amount available during the reporting period ended December 31, 2025 is $1,100,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

(l)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Income as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within capital and surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of CIHI. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

26

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

On August 16, 2022, the Inflation Reduction Act was enacted and signed into Law. The Act included a number of tax-related provisions including a new corporate alternative minimum tax (“CAMT”). The Act will be effective for tax years beginning after 2022. The Company is not subject to CAMT in 2025.

The One Big Beautiful Bill Act ("OBBBA") was enacted on July 4, 2025. The legislation permanently extends certain provisions of the 2017 Tax Cuts and Jobs Act and introduces additional tax measures. The Company evaluated that there was no material impact on the Company's surplus position as a result of OBBBA.

(m)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(n)	Employee Benefit Plans

The Company sponsors and/or administers various plans that provide defined benefit pension and other postretirement benefits covering eligible employees and sales representatives. Measurement dates used for all of the defined benefit pension and other postretirement benefit plans correspond with the year end of the Company. The Company recognizes the funded status of the projected benefit obligation (“PBO”) less plan assets for pension benefits and the accumulated benefit obligation (“ABO”) for other postretirement benefits for each of its plans.

The obligations and expenses associated with these plans require the use of assumptions such as discount rate, expected long-term return on plan assets, rate of compensation increases, healthcare cost trend rates, as well as participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and mortality tables, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have an effect on the Company’s statutory financial statements.

The Company sponsors a defined contribution plan for substantially all employees. The Company also sponsored a qualified contributory defined contribution profit-sharing plan for substantially all employees. Discretionary Company contributions were based on the net earnings of the Company. Accordingly, the Company recognized compensation cost for current contributions. During 2023, the profit-sharing plan was restructured, and the company ceased contributions.

27

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(o)	Equity and Undistributed Income of Subsidiaries

Dividends received by the Company from its affiliates are recognized in investment income provided that the dividend is not in excess of undistributed accumulated earnings.

(p)	New Accounting Standards

In February 2025, the NAIC Statutory Accounting Principles Working Group (“SAPWG”) adopted 2024-10 Book Value Separate Accounts, with an effective date of January 1, 2026. SAPWG adopted revisions to SSAP No. 56, Separate Accounts, to provide measurement method guidance and specify the process to transfer assets between the general account and book value separate accounts (2024-10). The revisions also require asset transfers that do not represent sales for cash between the general account and separate account to be subject to approval by the domiciliary state and recorded at fair value with gains and losses offset to the IMR, with disclosure of the transaction in both the general account and separate account financial statements. The Company is evaluating the impact of the adopted guidance.

In August 2025, the SAPWG adopted 2022-19 INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve, revisions clarifying the statutory accounting treatment for situations in which an insurer’s IMR becomes net negative, resulting in a “disallowed IMR” amount. Under the guidance, reporting entities are allowed to admit negative IMR if certain criteria are met. The guidance requires insurers to recognize any net negative IMR as a direct reduction to surplus, prohibits the use of negative IMR to offset future positive IMR amortization, and establishes enhanced disclosure requirements regarding the drivers, magnitude, and expected runoff of disallowed IMR. The adoption of this guidance resulted in an increase to Other Assets and Aggregate write-ins for special surplus funds of $4,967 on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

In 2025, the NAIC issued 2024-06 Risk Transfer Analysis on Combination Reinsurance Contracts and adopted revisions clarifying the statutory accounting requirements for evaluating risk transfer in combination reinsurance contracts, including arrangements that blend funds-withheld, modified coinsurance, yearly renewable term (“YRT”), stop-loss, or other risk-sharing features. The revised guidance is effective January 1, 2026 and requires insurers to perform a holistic risk transfer analysis that considers all components of the contract together rather than evaluating each feature in isolation. The amendments emphasize the need to demonstrate the transfer of both timing risk and underwriting risk, require enhanced documentation supporting the insurer’s assessment, and prohibit statutory credit for reinsurance when the overall contract fails to meet the risk transfer threshold. The Company is currently assessing the impact of the adopted guidance. Based on preliminary analysis, the Company does not expect a material impact on statutory surplus.

In January 2024, the NAIC adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions. The INT provides accounting and reporting guidance for ceding entities with reinsurance balances to or from Scottish Re, a U.S.-based life reinsurer in liquidation. The guidance focuses primarily on reinsurance recoverables. The INT states that “to the extent reinsurance amounts recoverable are secured by assets in trust...such amounts may be admitted to the extent the amounts are not in dispute.” The Company has recorded a receivable for its assets held in trust equal to the value of liabilities recaptured of $51,049. On October 21, 2025, the Company received $49,700 as partial settlement of the outstanding receivable. Management believes the Company is entitled to the full balance, as a result the remaining outstanding balance of $1,349 held in trust is still included as a receivable and recognized as an admitted asset. The Company continues to monitor the state of the receivership.

28

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

In August 2023, the NAIC issued revisions to SSAP No. 26, Bonds, SSAP No. 21, Other Admitted Assets, and SSAP No. 43, Asset-Backed Securities, effective January 1, 2025. These revisions adopt a new principles-based bond definition and the accounting for issuer credit obligations and asset-backed securities. The adoption of this guidance did not materially impact the Company’s statutory financial statements. The required disclosures are reflected in both the Fair Value Measurements and Investments footnotes. The Company reclassified $98,436 of bonds to capital notes within other invested assets. Of the total reclassified capital notes, $16,003 were rated NAIC level 3 and resulted in a change in measurement basis to lower of amortized cost or fair value. The aggregate surplus impact for the assets reclassified and requiring a change in measurement basis was $90.

(q)	Subsequent Events

The Company has evaluated subsequent events through April 8, 2026, the date the statutory financial statements were available to be issued.

During January and February 2026, the Company transferred bonds and mortgage loans totaling $4,452,657 to SUNR in settlement for the fixed indexed annuity and multi-year guarantee annuity reinsurance transactions with SUNR executed December 31, 2025. Included in the bonds transferred are the Company’s investments in the rated secured notes of the SPVs discussed in Note 3 (c). See Note 13 for additional discussion.

During March 2026, the Company executed an amendment to the variable annuity reinsurance treaty with SUNR. Effective January 1, 2026, the agreement includes updates to certain charges and new variable annuity business written by the Company.

During March 2026, the Company received approval for a new reinsurance treaty with SUNR to cede single premium immediate annuities (“SPIAs”). The treaty has an effective date of April 1, 2026.

During March 2026, the directors of SUNR declared an intent to pay an ordinary dividend to ALIC of up to $55,000 to be paid on or before April 10, 2026.

In March 2026, CII contributed $125,000 in capital to ALIC in satisfaction of the fourth and final installment of the sponsored demutualization transaction discussed in Note 17.

In March 2026, management made the strategic decision to have CII contribute the home office building to ALIC. The related mortgage note held by ALIC was terminated. ALIC’s mortgage note with CII will be extinguished and replaced with a real estate asset for the value of the home office building.

29

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Changes in the regulatory environment and changes in laws in the countries of the Company’s international insurance operations could have a material adverse effect on its results of operations. Regulatory changes could be enacted that affect required capital levels to be maintained by an entity, reserving methodology, liquidity or collateral requirements. The Company’s international insurance operations are principally regulated by insurance regulatory authorities in the jurisdictions in which they are located or operate.

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. Based on policyholder account balances, the Company’s largest distributor of individual (fixed, multi-year guarantee, fixed index and variable) annuity products accounted for approximately 8.9% and 8.0% of total individual annuity reserves as of December 31, 2025 and 2024, respectively. It is possible that a change in the Company’s relationship with this distributor could result in the loss of existing business and a large outflow of the Company’s general account assets along with the subsequent loss of the investment spread earned on those assets.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk to, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

30

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Cyber-security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Banking Risk is the risk associated with the Company’s concentrations of credit risk of its cash deposits and checking account balances, and risk of institutional failure. The Company maintains its cash deposits and checking account balances in various bank accounts that, at times, may exceed federally insured limits. The Company’s cash deposits and checking account balances have been placed with high credit quality financial institutions. The Company has not experienced, nor does it anticipate, any losses with respect to such accounts.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s individual variable annuity (which offer guaranteed benefit riders), fixed indexed annuity and indexed universal life contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue.

The Company attempts to minimize the adverse impact of equity market risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties. The Company uses equity index put options, equity index call options, equity swaps and interest rate swaptions to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities.

31

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Inflation Risk is the risk that inflation will undermine the performance of investments. Times of rising inflation will cause interest rates to increase. As discussed above, interest will change and impact the valuation of the Company’s investments. The Company has the ability to hold securities until maturity and has the ability to adjust product crediting rates allowing the Company to mitigate the potential of liabilities coming due more quickly than the assets mature. The long-term nature of the Company’s business allows for the Company to manage through periods of change. The Company is monitoring the responsive monetary policy actions taken or anticipated to be taken by central banks to curb inflation and the corresponding impact on market interest rates.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Civil Unrest and Political Risk is the risk that continued civil unrest and challenging political environments may cause significant volatility, declines in the value of investments, loss of life, property damage, additional disruption to commerce and reduce economic activity. Any significant civil unrest or political challenges could result in the decrease of the Company´s net income, revenue and assets under management and may adversely affect the Company´s investment portfolio.

The Company does not have any direct exposure within its investment portfolio to businesses in Russia, Ukraine, Venezuela, Iran, Israel or Palestine. However, the ongoing conflicts in these areas are impacting global economic and financial markets exacerbating ongoing economic challenges. The Company is actively monitoring the impact of the conflict on its investment portfolio.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value.

32

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

●	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and cash equivalents, short-term investments, separate account assets and exchange traded derivatives.

●	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; asset-backed, mortgage-backed, and private placement securities; unaffiliated surplus notes; other invested assets; derivatives; common stocks; securities lending reinvested collateral; and cash equivalent securities.

●	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed or mortgage-backed securities, common stocks, other invested assets and derivative securities.
33

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Net Asset Value	Total
2025
Assets:
Investments:
Bonds
Asset-backed securities	$—	74	—	—	74
Preferred stock	—	—	—	—	—
Common stocks	—	98,034	408	—	98,442
Cash, cash equivalents and short-term investments	707,369	—	—	497,392	1,204,761
Derivatives	—	272,613	—	—	272,613
Other invested assets	—	—	297,842	—	297,842
Other assets:
Separate account assets	12,730,168	—	—	—	12,730,168
Total assets	$13,437,537	370,721	298,250	497,392	14,603,900

Liabilities:
Other liabilities:
Derivatives	$774	9,835	—	—	10,609
Total liabilities	$774	9,835	—	—	10,609

	Level 1	Level 2	Level 3	Net Asset Value	Total
2024
Assets:
Investments:
Bonds	$—	169	—	—	169
Preferred stock	—	8,105	—	—	8,105
Common stocks	—	71,900	490	—	72,390
Cash, cash equivalents and short-term investments	274,188	—	—	337,102	611,290
Derivatives	13,339	169,775	—	—	183,114
Other invested assets	—	—	243,383	—	243,383
Securities lending reinvested collateral assets	—	27,785	—	—	27,785
Other assets:
Separate account assets	13,378,267	—	—	—	13,378,267
Total assets	$13,665,794	277,734	243,873	337,102	14,524,503

34

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

	Carrying	NAIC estimated	Fair value hierarchy level			Net asset
2025	amount	fair value	Level 1	Level 2	Level 3	value
Assets:
Investments:
Bonds:
Issuer credit obligations	$7,699,309	6,857,744	809,202	4,599,135	1,449,407	—
Asset-backed securities	2,145,160	2,132,824	—	1,425,614	707,210	—
Preferred stocks	27,666	26,427	—	1,586	24,841	—
Common stocks, other than investments in affiliates	98,411	98,411	—	98,033	408	—
Mortgage loans on real estate	2,479,990	2,398,305	—	—	2,398,305	—
Contract loans	1,042,681	1,083,064	—	—	1,083,064	—
Cash, cash equivalents and short-term investments	1,204,761	1,204,761	707,369	—	—	497,392
Derivatives	272,613	272,613	—	272,613	—	—
Other invested assets	502,764	480,802	—	100,758	380,044	—
Other assets:
Separate account assets	12,730,168	12,730,168	12,730,168	—	—	—
Liabilities:
Deposit-type contracts	$2,427,004	2,427,004	—	2,427,004	—	—
Other policyholder funds	25,955	25,955	25,955	—	—	—
Derivatives	10,609	10,609	774	9,835	—	—
Separate account liabilities	12,730,168	12,730,168	12,730,168	—	—	—

35

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Carrying	NAIC estimated	Fair value hierarchy level			Net asset
2024	amount	fair value	Level 1	Level 2	Level 3	value
Assets:
Investments:
Bonds	$9,673,696	8,564,863	601,631	6,382,578	1,580,654	—
Preferred stocks	33,104	30,887	—	8,104	22,783	—
Common stocks, other than investments in affiliates	72,390	72,390	—	71,900	490	—
Mortgage loans on real estate	2,192,025	2,055,180	—	—	2,055,180	—
Contract loans	1,075,132	1,041,660	—	—	1,041,660	—
Cash, cash equivalents and short-term investments	611,290	611,290	274,188	—	—	337,102
Derivatives	199,167	201,203	13,339	187,864	—	—
Other invested assets	401,249	369,472	—	101,835	267,637	—
Securities lending reinvested collateral assets	27,784	27,784	—	27,784	—	—
Other assets:
Separate account assets	13,378,267	13,378,267	13,378,267	—	—	—
Liabilities:
Deposit type contracts	$1,223,401	1,223,401	—	1,223,401	—	—
Other policyholder funds	28,104	28,104	28,104	—	—	—
Derivatives	—	64,861	64,861	—	—	—
Separate account liabilities	13,378,267	13,378,267	13,378,267	—	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

36

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments and policy reserves listed in the above tables:

Bonds, including issuer credit obligations and asset-backed securities – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2 assets.

In some instances, the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed. These inputs may not be observable. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

37

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 assets as they are priced using market observable inputs.

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash and cash equivalents are comprised of money market funds, bank deposits, and commercial paper.

Short-term investments are considered Level 2 assets since they are short-term, highly liquid investments that are not traded on an active market but are both a) readily convertible to known amounts of cash, and b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. These short-term investments are recorded at carrying value, which approximates fair value since they are so close to maturity.

Derivatives –The Company enters into equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate currency swaps, total return swaps, credit default swaps, interest rate swaps, bond forwards and FX forwards to economically hedge liabilities embedded in certain variable annuity and fixed indexed annuity products. The equity futures and currency futures are exchange traded derivatives, and the fair value is based on an active market quotation. The Company has classified the fair values of the exchange traded derivatives and treasury bond forwards as Level 1. The equity index put options, equity index call options, equity swaps, credit default swaps and interest rate swaptions are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Mortgage loans on real estate – The fair value of commercial mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 assets since certain significant inputs, such as credit rating, are internal.

38

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The fair value of residential mortgage loans on real estate is provided by the third-party administrator of the portfolio. The third-party administrator uses independent broker quotations from market makers and other broker/dealers recognized to be market participants or internal valuation techniques, which utilize inputs that may be difficult to corroborate with observable market data. These are classified as Level 3 assets.

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 assets since the expected life of the loan is based on internal assumptions.

Other invested assets – The Company’s other invested assets include an affiliated surplus note. The fair value of the affiliated surplus note is determined by discounting the scheduled cash flows of the note using a market rate applicable to the yield, credit quality and maturity of similar debt instruments. The Company has classified the fair value generally as Level 2 assets since the valuation inputs are based on market observable information.

Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 assets since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

The carrying amount reported in the statutory financial statements of the Company’s investments in SUNR, affiliated subsidiary, was $82,203 and $24,253 at December 31, 2025 and 2024, respectively. This amount is included in other invested assets, and the Company has classified the fair value as Level 3 since the valuation inputs are not based on market observable information.

The carrying amount reported in the statutory financial statements of subordinated notes of the SPVs is based on the original cost value and measured at the lower of amortized cost or fair value, corroborated by market inputs including spreads and interest rates for similar investments. These investments are classified as Level 3 assets.

Residual interests fair value is derived using the allowable earned yield method, under which amortized cost is established at acquisition by discounting expected cash flows to the purchase price. This method may or may not use observable inputs and therefore residual interest are classified as Level 3 assets.

Deposit type contracts – The estimate fair values of the Company’s deposit-type contracts are disclosed using two methods. For Funding Agreement-Backed Loans (“FABL”), the Company has classified these fair values as Level 2 assets since the inputs are market observable. All other deposit-type contracts held by the Company are classified as Level 2 assets as the fair value is based on the amounts currently payable to contract holders, determined by the contractual terms governing benefit payments and account value provisions.

39

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Policyholders’ dividend accumulations and other policyholder funds – The carrying amount reported in the statutory financial statements for these instruments approximates their estimated fair value. The Company has classified these amounts as Level 1 assets since these amounts can be converted to cash by the policyholder.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

	2025
Description	Beginning Balance at December 31, 2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) inclouded in Net Income	Total gains (losses) included in surplus	Purchases	Sales	Ending Balance at December 31, 2025
Common stocks	$490	—	—		(82)	—	—	408
Other invested assets	243,383	—	—	21,308	—	125,281	(92,130)	297,842
	$243,873	—	—	21,308	(82)	125,281	(92,130)	298,250

	2024
Description	Beginning Balance at December 31, 2023	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net income	Total gains (losses) included in Surplus	Purchases	Sales	Ending Balance at December 31, 2024
Common stocks	$585	—	—	—	(95)	—	—	490
Other invested assets	104,150	—	—	12,640	—	260,075	(133,482)	243,383
	$104,735	—	—	12,640	(95)	260,075	(133,482)	243,873

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the market observability of valuation inputs that are significant to the fair value measurement.

40

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

There were no transfers between levels in 2025 or 2024.

Common Stock of Subsidiaries

Common stock of unconsolidated life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of NSLAC and the GAAP adjusted equity of the Company’s foreign holding subsidiaries CRHB and ONFH. Investments in the Company’s special purpose financial captive reinsurers are carried differently. MONT and KENW are carried at zero due to the fact that the State of Vermont has allowed the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions, then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. At December 31, 2025 and 2024, none of the Company’s unconsolidated life insurance subsidiaries’ common stock exceeded 10% of the Company’s admitted assets.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

●	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

●	the risk that the economic outlook, including fluctuations in interest rates and inflationary pressures, will be worse than expected or have more of an impact on the issuer than anticipated;

●	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

●	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

41

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2025
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
Issuer credit obligations:
U.S. Government	$853,937	1,970	(44,178)	811,729
Non-U.S. sovereign jurisdiction securities	17,957	69	(2,584)	15,442
Municipal bonds - general obligations	721,708	265	(131,239)	590,734
Municipal bonds - special revenue	24,302	142	(2,535)	21,909
Project finance bonds	15,442	236	—	15,678
Corporate bonds (unaffiliated)	4,244,256	23,119	(663,629)	3,603,746
Corporate bonds (affiliated)	210,194	2,129	(3)	212,320
Single entity backed obligations	45,734	383	(2,216)	43,901
Bonds issued by funds representing operating entities	1,565,779	2,821	(26,315)	1,542,285
Total issuer credit obligations	7,699,309	31,134	(872,699)	6,857,744
Asset-backed securities:
Agency residential mortgage-backed securities guaranteed	85,965	2,502	(51)	88,416
Agency commercial mortgage-backed securities guaranteed	32,502	71	(2,446)	30,127
Agency residential mortgage-backed securities not/partially guaranteed	128,413	2,367	(1,641)	129,139
Agency commercial mortgage-backed securities not/partially guaranteed	991	—	(10)	981
Non-agency residential mortgage-backed securities (unaffiliated)	45,830	686	(2,380)	44,136
Non-agency commercial mortgage-backed securities (unaffiliated)	30,515	204	(9)	30,710
Non-agency - CLOs/CBOs/CDOs (unaffiliated)	1,062,351	2,019	(3,294)	1,061,076
Non-agency - CLOs/CBOs/CDOs (affiliated)	421,000	—	—	421,000
Other financial asset-backed securities (unaffiliated)	260,440	893	(8,811)	252,522
Lease-backed securities (unaffiliated)	77,153	580	(3,016)	74,717
Total asset-backed securities	2,145,160	9,322	(21,658)	2,132,824
Total bonds	$9,844,469	40,456	(894,357)	8,990,568
Preferred stocks	$27,666	—	(1,239)	26,427
Common stocks - non-affiliate	$98,442	—	—	98,442

*	Represents cost for Common stocks
42

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	2024
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$758,794	2,416	(17,004)	744,206
All other governments	17,953	—	(3,775)	14,178
States, territories and possessions	992,254	464	(202,700)	790,018
Political subdivisions of states	4,622	—	(124)	4,498
Special revenue and assessment	166,788	1,493	(4,811)	163,470
Industrial and miscellaneous	7,733,285	24,961	(909,753)	6,848,493
Total bonds	$9,673,696	29,334	(1,138,167)	8,564,863
Preferred stocks	$33,104	—	(2,218)	30,886
Common stocks	$72,897	30	(537)	72,390

*	Represents cost for Common stocks

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $14,184 and $14,146 were on deposit with various regulatory agencies as required by law as of December 31, 2025 and 2024, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

	Carrying value	NAIC estimated fair value
Due in one year or less	$476,676	435,330
Due after one year through five years	2,806,128	2,562,727
Due after five years through ten years	1,934,678	1,766,866
Due after ten years through twenty years	2,625,672	2,397,922
Due after twenty years	2,001,315	1,827,723
Total	$9,844,469	8,990,568

43

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2025
Issuer credit obligations:
U.S. Government	$746,911	(43,899)	4,934	(279)	751,845	(44,178)
Non-U.S. sovereign jurisdiction securities	—	—	12,395	(2,584)	12,395	(2,584)
Municipal bonds - general obligations	38,956	(1,980)	520,339	(129,259)	559,295	(131,239)
Municipal bonds - special revenue	2,607	(3)	15,712	(2,532)	18,319	(2,535)
Project finance bonds	—	—	—	—	—	—
Corporate bonds (unaffiliated)	261,179	(13,405)	2,672,998	(650,224)	2,934,177	(663,629)
Corporate bonds (affiliated)	510	(3)	—	—	510	(3)
Single entity backed obligations	—	—	18,541	(2,216)	18,541	(2,216)
Bonds issued by funds representing operating entities	12,849	(90)	298,393	(26,225)	311,242	(26,315)
Total issuer credit obligations	1,063,012	(59,380)	3,543,312	(813,319)	4,606,324	(872,699)
Asset-backed securities:
Agency residential mortgage-backed securities guaranteed	—	—	1,253	(51)	1,253	(51)
Agency commercial mortgage-backed securities guaranteed	—	—	29,958	(2,446)	29,958	(2,446)
Agency residential mortgage-backed securities not/partially guaranteed	—	—	58,553	(1,641)	58,553	(1,641)
Agency commercial mortgage-backed securities not/partially guaranteed	—	—	982	(10)	982	(10)
Non-agency residential mortgage-backed securities (unaffiliated)	2,058	(15)	29,961	(2,365)	32,019	(2,380)
Non-agency commercial mortgage-backed securities (unaffiliated)	—	—	305	(9)	305	(9)
Non-agency - CLOs/CBOs/CDOs (unaffiliated)	34,075	(96)	61,047	(3,198)	95,122	(3,294)
Other financial asset-backed securities (unaffiliate	9,991	(9)	62,606	(8,802)	72,597	(8,811)
Lease-backed securities (unaffiliated)	—	—	35,807	(3,016)	35,807	(3,016)
Total asset-backed securities	46,124	(120)	280,472	(21,538)	326,596	(21,658)
Total bonds	1,109,136	(59,500)	3,823,784	(834,857)	4,932,920	(894,357)
Preferred and common stocks - non-affiliate	—	—	23,761	(1,239)	23,761	(1,239)
Total	$1,109,136	(59,500)	3,847,545	(836,096)	4,956,681	(895,596)
44

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2024
Bonds:
U.S. government	$556,833	(13,740)	38,856	(3,264)	595,689	(17,004)
All other governments	2,831	(146)	11,349	(3,629)	14,180	(3,775)
States, territories and possessions	51,796	(3,178)	704,949	(199,522)	756,745	(202,700)
Political subdivisions of states	2,342	(103)	2,157	(21)	4,499	(124)
Special revenue and assessment	1,372	(3)	74,732	(4,808)	76,104	(4,811)
Credit tenant loans					—	—
Industrial and miscellaneous	600,928	(26,228)	4,107,907	(883,525)	4,708,835	(909,753)
Total bonds	1,216,102	(43,398)	4,939,950	(1,094,769)	6,156,052	(1,138,167)
Preferred and common stocks	490	(534)	22,784	(2,221)	23,274	(2,755)
Total	$1,216,592	(43,932)	4,962,734	(1,096,990)	6,179,326	(1,140,922)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security has an OTTI. Relevant facts and circumstances that may be considered include:

●	comparison of current estimated fair value of the security to cost;

●	length of time the estimated fair value has been below cost;

●	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

●	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

●	any items specifically pledged to support the credit along with any other security interests or collateral;

●	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;
45

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

●	overall business climate, including litigation and government actions;

●	rating agency downgrades;

●	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

●	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including asset-backed securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that have an OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

The following table presents investments in asset-backed securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2025
Industrial and miscellaneous	$46,123	(121)	280,471	(21,536)	326,594	(21,657)

2024
Industrial and miscellaneous	$87,358	(1,674)	686,677	(50,481)	774,035	(52,155)

Current Year Evaluation

Total unrealized losses decreased from December 31, 2024 to December 31, 2025 due mainly to the decrease in intermediate term interest rates during the year. The Company has concluded that the majority of its securities in an unrealized loss position as of December 31, 2025 and 2024 reflect temporary fluctuations in economic factors (including interest related declines) that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time. The Company has recorded OTTI losses when necessary on securities that the Company has deemed as being indicative of OTTI.

46

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 110% of the loan at the time the loan is made. The carrying amounts of the total mortgage loan portfolio as of December 31, 2025 and 2024 were:

	2025	2024
Mortgage loans
Commercial mortgage loans	$1,573,556	1,662,544
Residential mortgage loans	906,434	529,481
Total carrying value	$2,479,990	2,192,025

The minimum and maximum gross lending rates for mortgage loans for the years ended December 31 were:

	Commercial		Residential
	2025	2024	2025	2024
Minimum	3.0%	3.0%	4.7%	4.7%
Maximum	9.1	7.5	11.2	11.0

47

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. At December 31, 2025 and 2024, the distribution of the mortgage loan portfolio by property type and geographic location was as follows:

	2025		2024
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Industrial	$356,839	14.3%	349,181	15.9%
Office buildings	174,950	7.1%	188,127	8.6%
Retail facilities	553,086	22.3%	713,272	32.5%
Apartment buildings	773,949	31.2%	242,936	11.1%
Hotels	6,997	0.3%	10,412	0.5%
Other	254,401	10.3%	158,616	7.2%
Residential	359,768	14.5%	529,481	24.2%
Total	$2,479,990	100.0%	2,192,025	100.0%

	2025		2024
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Location:
Central	$790,076	31.8%	798,821	36.4%
Pacific	540,053	21.8%	441,165	20.1%
Mid Atlantic	280,829	11.3%	220,485	10.1%
Mountain	202,264	8.2%	186,241	8.5%
South Atlantic	651,288	26.3%	526,118	24.0%
New England	15,480	0.6%	13,888	0.6%
Other	—	—%	5,307	0.2%
Total	$2,479,990	100.0%	2,192,025	100.0%

Commercial Mortgage Loans

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

48

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
	Greater than	1.8x to	1.5x to	1.2x to	1.0x to	Less than
LTV	2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Total
2025
0% - 50%	$528,935	127,293	112,097	126,960	43,314	7,925	946,524
50% - 60%	13,210	9,737	60,976	111,431	25,302	9,072	229,728
60% - 70%	—	—	30,025	131,449	41,262	4,849	207,585
70% - 80%	—	—	—	33,076	38,089	2,577	73,742
80% and greater	—	—	—	5,607	59,939	50,431	115,977
Total	$542,145	137,030	203,098	408,523	207,906	74,854	1,573,556

	DSC
	Greater than	1.8x to	1.5x to	1.2x to	1.0x to	Less than
LTV	2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Total
2024
0% - 50%	$458,510	84,768	141,633	126,148	31,810	24,127	866,996
50% - 60%	36,742	15,158	104,675	83,788	60,024	14,812	315,199
60% - 70%	29,497	18,053	45,433	105,062	47,287	903	246,235
70% - 80%	—	—	6,221	50,178	38,798	2,911	98,108
80% and greater	—	—	4,654	29,286	67,444	34,622	136,006
Total	$524,749	117,979	302,616	394,462	245,363	77,375	1,662,544

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2025 and 2024.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Residential Mortgage Loans

The Company performs an annual performance review of the domestic residential mortgage loan portfolio. For residential mortgage loans, the Company’s primary quality indicator is whether the loan is performing or nonperforming. For Residential Mortgage Loans nonperforming is defined as those loans that are 60 or more days past due/or in nonaccrual status. Generally nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

49

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following table summarizes the residential mortgage loan portfolio, net of allowance, performing and nonperforming positions which was last updated as of December 31:

	2025	2024
Residential mortgage loans
Performing	$895,240	529,481
Nonperforming	11,194	—
Total	$906,434	529,481

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 90% in 2024.

Mortgage Loan Aging

The table below depicts the mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2025
Commercial	$4,762	—	—	4,762	1,568,794	1,573,556	—
Residential	10,834	3,832	7,362	22,028	884,406	906,434	—
Total	$15,596	3,832	7,362	26,790	2,453,200	2,479,990	—

2024
Commercial	$—	—	—	—	1,662,544	1,662,544	—
Residential	—	—	—	—	529,481	529,481	—
Total	$—	—	—	—	2,192,025	2,192,025	—

Performance, Impairment and Foreclosures

At December 31, 2025 and 2024, the Company had 5 and 0, respectively of mortgage loans in the process of foreclosure. The appraised value of the properties is greater than the outstanding loans. There were no mortgage loan write-downs in 2025, 2024 or 2023. The Company did not have an allowance for credit losses at December 31, 2025 or 2024.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

50

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Residential mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once residential mortgages are classified as nonaccrual loans, interest income is recognized under the cash basis.

The Company had no mortgage loans on nonaccrual status as of December 31, 2025 or 2024.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2025, 2024 or 2023.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2025 or 2024.

No mortgages were sold to CII in 2025, 2024 or 2023.

The Company has a mortgage loan receivable from CII of $17,122 and $18,107 as of December 31, 2025 and 2024, respectively.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Securities Lending

During 2024, the Company received $27,784 of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in Securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2024. The estimated fair value of loaned securities was $27,751 as of December 31, 2024. The program was closed in 2025.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities.”

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2025	2024	2025	2024	2025	2024
Bonds	$1	2	1,000	1,750	1,000	1,750

51

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized gains (losses)	Change in unrealized gains (losses)	Total Investment gains (losses)
2025
Bonds	$(95,818)	39	(95,779)
Preferred stocks	(683)	489	(194)
Common stocks (unaffiliated)	28	(101)	(73)
Common stocks (affiliated)	—	37,898	37,898
Derivative instruments[1]	4,226	(10,992)	(6,766)
Other invested assets	(11,390)	81,859	70,469
Total	(103,637)	109,192	5,555
Less amount credited to interest maintenance reserve	(1,506)	—	(1,506)
Net gains (losses) before tax	(102,131)	109,192	7,061
Taxes on investment losses/gains	(514)	1,114	600
Admitted deferred tax asset	—	(1,114)	(1,114)
Net gains (losses) after tax	$(102,645)	109,192	6,547

[1]	Amount is net of funds withheld reinsurance activity
52

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Realized gains (losses)	Change in unrealized gains (losses)	Total Investment gains (losses)
2024
Bonds	$20,889	—	20,889
Preferred stocks	—	1	1
Common stocks (unafiliated)	—	(192)	(192)
Common stocks (affiliated)	—	153,538	153,538
Derivative instruments[1]	4,050	25,052	29,102
Other	(89)	2,681	2,592
Total	24,850	181,080	205,930
Less amount credited to interest maintenance reserve	(13,623)	—	(13,623)
Net gains before tax	38,473	181,080	219,553
Taxes on investment losses/gains	(1,111)	41	(1,070)
Admitted deferred tax asset	—	(41)	(41)
Net gains after tax	$37,362	181,080	218,442

[1]	Amount is net of funds withheld reinsurance activity

	Realized gains (losses)	Change in unrealized gains (losses)	Total Investment gains (losses)
2023
Bonds	$(21,646)	(36)	(21,682)
Preferred stocks	—	171	171
Common stocks (unaffiliated)	4,245	(201)	4,044
Common stocks (affiliated)	—	3,662	3,662
Derivative instruments[1]	431	(18,979)	(18,548)
Other	(217)	(12,095)	(12,312)
Total	(17,187)	(27,478)	(44,665)
Less amount credited to interest maintenance reserve	(16,018)	—	(16,018)
Net losses before tax	(1,169)	(27,478)	(28,647)
Taxes on investment losses/gains	61	(645)	(584)
Admitted deferred tax asset	—	645	645
Net losses after tax	$(1,108)	(27,478)	(28,586)

[1]	Amount is net of funds withheld reinsurance activity
53

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital losses on investments, as shown in the tables above, include write-downs for OTTI of $84, $130 and $243, for the years ended December 31, 2025, 2024 and 2023, respectively. As of December 31, 2025, securities with a carrying value of $5,724, which had a cumulative write-down of $3,570 due to OTTI, remained in the Company’s investment portfolio.

Included in the write-downs for OTTI are write-downs for OTTI on asset-backed securities of $0, $130 and $243 for 2025, 2024 and 2023, respectively.

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2025, 2024 and 2023 were $1,814,881, $1,785,705 and $615,128, respectively. Gross gains of $19,606, $39,851 and $5,412 and gross losses of $122,105, $18,358 and $26,811 were realized on those transactions in 2025, 2024 and 2023, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts and to replicate otherwise permissible investments. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity futures, currency futures, equity index put options, equity index call options, currency swaps, total return swaps, credit default swaps, interest rate swaps, bond forwards, and FX forwards to economically hedge liabilities embedded in certain variable annuity products, such as the GMAB, GMWB, GMIB and GLWB, and in fixed indexed annuity and indexed universal life products.

54

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying value*	Notional amount	Carrying value**	Notional amount
2025
Equity futures	$—	—	774	369,353
Equity puts	23,833	402,633	—	—
Equity index call options	189,544	6,250,821	—	—
Curreny swaps	—	—	343	19,608
Total return swaps	10,512	592,500	—	—
Credit default swaps	15,254	100,000	—	—
Interest rate swaps	—	—	5,115	1,250,000
Bond forwards	33,470	2,022,000	—	—
Foreign exchange forwards	—	—	4,377	77,840
Total	$272,613	9,367,954	10,609	1,716,801

2024
Equity futures	$13,339	423,796	—	—
Equity puts	19,146	422,381	—	—
Equity index call options	150,630	5,333,110	—	—
Forwards	—	34,879	—	—
Forwards - replication	—	1,014,100	—	—
Swaps - replication	16,052	125,000	—	—
Total	$199,167	7,353,266	—	—

*	Included in derivatives
**	Included in other liabilities

Credit Risk

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments.

Because exchange traded futures are affected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. The Company manages its credit risk related to over-the-counter derivatives by only entering into transactions with creditworthy counterparties with long-standing performance records.

See Note 13 for additional details related to credit risks associated with reinsurance agreements.

55

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

For equity futures and currency futures, cash or an acceptable security is posted to the margin account whenever the Company has open derivatives positions to meet the initial margin maintenance requirement. Additional cash or securities are posted to the account if the margin balance is less than the maintenance margin requirement due to market movements. Conversely, the Company can request funds back if the Company has a margin surplus greater than the maintenance requirement.

RSATs

During 2024, bond forwards were paired with other investment grade bonds in RSATs to generate the return and price risk of long-dated fixed income securities.

During 2024, credit default swaps were paired with investment grade bonds in RSATs to generate the return and price risk of long dated corporate bonds.

The RSATs were terminated during 2025 and are no longer active as of December 31, 2025.

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in Premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2025		2024
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$728	25	762	50
Ordinary renewal	64,754	99,980	67,974	109,667
Total	$65,482	100,005	68,736	109,717

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable individual annuities, variable group annuities, variable immediate annuities and variable universal life.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

56

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

As of December 31, 2025 and 2024, the Company’s separate account statement included legally insulated assets of $12,730,168 and $13,378,267, respectively. The assets legally insulated from the general account as of December 31, are attributed to the following:

	2025	2024
Variable individual annuities	$12,069,191	12,703,465
Variable group annuities	283,110	320,213
Variable immediate annuities	64,076	61,394
Variable universal life	313,791	293,195
Total	$12,730,168	13,378,267

At December 31, 2025 and 2024, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2025 and 2024, the general account of the Company had a maximum guarantee for separate account liabilities of $956 and $769, respectively.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2025	$179,363
2024	196,148
2023	203,695
2022	208,627
2021	216,406

As of December 31, 2025, 2024 and 2023, the general account of the Company had paid $144,376, $151,273 and $169,021, respectively, towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2025	2024	2023
Premiums, considerations or deposits at year end	$56,165	67,235	80,021

57

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	2025	2024
Reserves at year end for accounts with assets at:
Market value	$12,264,700	13,221,580
Amortized cost	148,094	149,294
Total reserves	$12,412,794	13,370,874
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	12,348,229	13,319,432
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	12,348,229	13,319,432
Not subject to discretionary withdrawal	64,565	51,442
Total reserves	$12,412,794	13,370,874

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2025	2024	2023
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$56,454	67,281	80,010
Transfers from separate accounts	2,293,519	2,481,743	1,953,353
Net transfers from separate accounts before reconciling adjustments	(2,237,065)	(2,414,462)	(1,873,343)
Reconciling adjustments:
Processing income	(289)	(89)	(212)
CARVM allowance on reinsurance assumed	104,233	95,993	(400,273)
Other net	(628)	(682)	(571)
Policyholder charges	8,764	9,040	9,631
Net transfers from separate accounts	$(2,124,985)	(2,310,200)	(2,264,768)

58

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for life policies and contracts, accident and health (disability) policies, and annuity and other deposit funds including riders.

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 2.0% to 6.0%.

Reserves are calculated using withdrawal, discount, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs and GMWBs. The Company also issues fixed indexed annuity contracts with a GLWB rider.

Variable Annuity Riders

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that, upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. This means that the contract value could be significantly less than the guaranteed income base, but it might not provide any benefit to the policyholder or any cost to the Company. In addition, some policyholders may not be willing to give up access to their contract value that occurs with annuitization under the rider. Effective May 1, 2010, the Company discontinued offering the GMIB rider.

The Company's GMIB and GMDB riders issued prior to April 1, 2008 are reinsured with a non-affiliated reinsurer up to a certain level of coverage. The Company has reinsurance agreements in place with an affiliate for reinsurance coverage on the amounts in excess of the underlying non-affiliated reinsurance. Effective April 1, 2019, the Company has reinsured all amounts in excess of the non-affiliated reinsurance to an affiliate, SUNR.

59

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

GLWB Riders

The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2013 and later, there is a guaranteed minimum percentage withdrawal amount for the first fifteen years of the contract; if the policyholder’s account value goes to zero subsequent to the fifteen year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the ten year treasury rate from the preceding ninety calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

At policy inception, the GLWB base is set at the amount of the purchase payments, and it is increased by the amount of future purchase payments. It increases (roll-up) by up to 8% simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

The GLWB may also contain a step-up feature which preserves potential market gain by ratcheting up to the contract value, if higher, on each anniversary. If the contract has both a roll-up and step-up feature, the GLWB base will be the greater of 1) the GLWB base on the previous anniversary plus any additional purchase payments; 2) the step-up base; or 3) the roll-up base.

In addition to the roll-up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year, subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to 200% of the first-year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

The initial GLWB riders (issued May 1, 2010 through December 31, 2010) had a built-in death benefit. This death benefit is reduced dollar for dollar for withdrawals. It differs from most of the other death benefits that decline pro rata for withdrawals. Thus, when the contract value is less than the death benefit, withdrawals will reduce the death benefit under the GLWB rider by a smaller amount than the reduction for other death benefits.

The Company also offers single life and joint life versions of the GLWB rider. Under the joint life version, if the annuitant dies after the owner has started taking withdrawals, the surviving spouse may elect a spousal continuation under the rider and continue to receive the same payment. Under the single life version, the guaranteed amount that may be withdrawn could decline either because 1) the contract value is less than the GLWB base, and under the single life GLWB rider the contract value then becomes the new GLWB base and/or 2) the surviving spouse is in a different age band.

60

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The GLWB riders issued beginning January 1, 2011, are offered by the Company in both single-life and joint-life versions. In conjunction with the second generation GLWB riders, the Company also began selling new death benefit riders in both single life and joint life versions.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above, except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. The Company discontinued the sale of its GMWB rider in 2009. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB.”

The following tables summarize the net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2025
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$123	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$455	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$2,754	—	—	—

Total
Net amount at risk [1]	$3,332	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.
61

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	2024
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$161	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$702	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$2,571	—	—	—

Total
Net amount at risk [1]	$3,434	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models, and/or have other investment restrictions. Net amount at risk represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

62

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2025, 2024 or 2023.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2025	2024
Mutual funds:
Bond	$3,260,976	3,439,526
Equity	8,499,700	8,819,339
Money market	626,546	453,876
Total	$12,387,222	12,712,741

The reserves on guaranteed riders are held in the general accounts, and there are no guaranteed separate accounts.

Fixed Indexed Annuity Riders

GLWB Riders

Certain fixed indexed annuity contracts include a GLWB rider. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. There are two versions of GLWB rider offered: a single life GLWB with the annuitant as the covered person, and a joint life GLWB with the annuitant and the annuitant’s spouse as the covered persons.

The rider provides for a guaranteed payment of the maximum allowable withdrawal (“MAW”) each index year during the lifetime withdrawal period. Such guaranteed withdrawals may start any time after the annuitant/youngest covered spouse reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant/youngest covered spouse attains a higher age band before the guarantee is elected.

At the policy’s initial sweep date, the GLWB base is set at the amount of the purchase payments. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base. On each anniversary of the initial sweep date, except under excess withdrawal, the step-up GLWB base is equal to the greater of the GLWB base on the prior day, and the then current contract value, after deducting any applicable charges for the contract and credited interest. The annual credit base is the GLWB base just prior to the index year processing, plus the annual credit calculation base just prior to index processing, multiplied by an index or bonus credit rate. Upon a step-up, the annual credit calculation base will reset to the contract value at the time of step-up.

63

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

For the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018, in the state of California, the Company offered an exchange program, which provided certain variable annuity policyholders with a GMIB rider the opportunity to exchange the policy and associated rider for a fixed indexed annuity policy with an enhanced GLWB rider. The notable difference of the enhanced GLWB rider is the calculation of the initial GLWB benefit base. At the policy’s initial sweep date, the GLWB base is set to equal the contract value on the sweep date multiplied by the GLWB enhancement percentage, which is set based on the ratio of GMIB benefit base to account value at the time of exchange. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base.

The Company has reinsured all amounts to affiliated companies. See Note 13 for additional details.

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2025:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$4,151,088	—	4,151,088	18.2%
At book value less surrender charge	2,313,960	—	2,313,960	10.2%
At fair value*	—	12,065,073	12,065,073	53.0%
Total with adjustment or at market value	6,465,048	12,065,073	18,530,121	81.4%
At book value without adjustment	807,046	—	807,046	3.5%
Not subject to discretionary withdrawal	3,415,479	35,559	3,451,038	15.1%
Total, gross	10,687,573	12,100,632	22,788,205	100.0%
Reinsurance ceded	9,084,313	—	9,084,313
Total, net	$1,603,260	12,100,632	13,703,892
Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$183,315	—	183,315

*	Includes $12,703,466 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.
64

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$45,149	—	45,149	9.4%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	283,109	283,109	59.1%
Total with adjustment or at market value	45,149	283,109	328,258	68.5%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	121,803	29,052	150,855	31.5%
Total, gross	166,952	312,161	479,113	100.0%
Reinsurance ceded	—	—	—
Total, net	$166,952	312,161	479,113
Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

*	Includes $320,212 of variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

Deposit-Type Contracts

		Separate
	General	account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	19,973	—	19,973	0.8%
Not subject to discretionary withdrawal	2,405,196	—	2,405,196	99.2%
Total, gross	2,425,169	—	2,425,169	100.0%
Reinsurance ceded	(1,834)	—	(1,834)
Total, net	$2,427,003	—	2,427,003
Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

65

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2025:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$1,765,947
Supplementary contracts with life contingencies, net	4,265
Deposit-type contracts	2,427,004
Subtotal	4,197,216
Separate Accounts Annual Statement:
Annuities, net	12,412,793
Total annuity reserves and deposit liabilities, net	$16,610,009

As of December 31, 2025, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,481,761	3,334,395	3,491,588	—	—	—
Universal life with secondary guarantees	149,843	148,991	314,870	—	—	—
Indexed universal life with secondary guarantees	202,588	114,413	163,291	—	—	—
Indexed life	7,574	4,928	5,061	—	—	—
Other permanent cash value life insurance	4,150,252	4,150,252	4,530,280	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	44,104	42,255	44,697	313,791	313,791	315,837
Miscellaneous reserves	—	—	1,611	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	1,163,217	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	28,233	XXX	XXX	—
Disability - disabled lives	XXX	XXX	32,449	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	9,077	XXX	XXX	—
Total, gross	8,036,122	7,795,234	9,784,374	313,791	313,791	315,837
Reinsurance ceded	5,799,616	5,764,859	7,004,993	—	—	—
Total, net	$2,236,506	2,030,375	2,779,381	313,791	313,791	315,837

66

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2025:

Life, accident and health Annual Statement:
Life insurance, net	$2,779,381
Separate Accounts Annual Statement:
Life insurance, net	315,837
Total life reserves, net	$3,095,218

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2024:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$3,657,566	—	3,657,566	17.4%
At book value less surrender charge	468,010	—	468,010	2.2%
At fair value*	—	12,703,466	12,703,466	60.5%
Total with adjustment or at market value	4,125,576	12,703,466	16,829,042	80.1%
At book value without adjustment	832,587	—	832,587	4.0%
Not subject to discretionary withdrawal	3,314,720	24,310	3,339,030	15.9%
Total, gross	8,272,883	12,727,776	21,000,659	100.0%
Reinsurance ceded	6,318,029	—	6,318,029
Total, net	$1,954,854	12,727,776	14,682,630
Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$5,954	—	5,954

*	Includes $12,703,466 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.
67

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$48,395	—	48,395	9.3%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	320,212	320,212	61.7%
Total with adjustment or at market value	48,395	320,212	368,607	71.0%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	122,908	27,497	150,405	29.0%
Total, gross	171,303	347,709	519,012	100.0%
Reinsurance ceded	—	—	—
Total, net	$171,303	347,709	519,012
Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	21,987	—	21,987	1.8%
Not subject to discretionary withdrawal	1,200,235	—	1,200,235	98.2%
Total, gross	1,222,222	—	1,222,222	100.0%
Reinsurance ceded	(1,178)	—	(1,178)
Total, net	$1,223,400	—	1,223,400
Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

68

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2024:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$2,121,648
Supplementary contracts with life contingencies, net	4,509
Deposit-type contracts	1,223,400
Subtotal	3,349,557
Separate Accounts Annual Statement:
Annuities, net	13,075,485
Total annuity reserves and deposit liabilities, net	$16,425,042

As of December 31, 2024, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account – guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	3,537,836	3,384,441	3,691,266	—	—	—
Universal life with secondary guarantees	162,482	160,945	188,999	—	—	—
Indexed universal life with secondary guarantees	171,077	100,219	145,305	—	—	—
Indexed life	5,099	2,810	4,079
Other permanent cash value life insurance	4,282,100	4,282,100	4,714,200	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	44,391	42,113	44,937	293,195	293,195	295,389
Miscellaneous reserves	—	—	10,974	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	1,296,029	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	44,887	XXX	XXX	—
Disability - disabled lives	XXX	XXX	36,335	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	1,247	XXX	XXX	—
Total, gross	8,202,985	7,972,628	10,178,258	293,195	293,195	295,389
Reinsurance ceded	5,922,993	5,921,151	6,231,382	—	—	—
Total, net	$2,279,992	2,051,477	3,946,876	293,195	293,195	295,389

69

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2024:

Life, accident and health Annual Statement:
Life insurance, net	$4,703,126
Separate Accounts Annual Statement:
Life insurance, net	295,389
Total life reserves, net	$4,998,515

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2025	2024	2023
Claim reserves, beginning of year	$94,163	93,476	92,194
Less reinsurance recoverables	(2,038)	(3,755)	(3,208)
Net claim reserves, beginning of year	92,125	89,721	88,986
Claims paid related to:
Current year	(129)	(126)	(123)
Prior years	(20,060)	(12,170)	(13,432)
Total claims paid	(20,189)	(12,296)	(13,555)
Incurred related to:
Current year’s incurred	13,621	14,750	20,585
Current year’s interest	244	270	384
Prior years' incurred	1,133	(3,740)	(10,123)
Prior years' interest	3,374	3,420	3,444
Total incurred	18,372	14,700	14,290
Net claim reserves, end of year	90,308	92,125	89,721
Plus reinsurance recoverables	3,109	2,038	3,755
Claims reserves, end of year	$93,417	94,163	93,476

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

70

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties, affiliates and subsidiaries. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2025 and 2024, a non-affiliated reinsurer held assets in trust with an estimated fair value of $650,452 and $766,934, respectively, and a letter of credit of $850 and $786, respectively. As of December 31, 2025 and 2024, affiliated reinsurers held assets in trust with an estimated fair value of $476,734 and $444,467, respectively, as discussed in more detail below.

The Company has reinsured reserves of approximately $7,064,319 and $7,461,690 as of December 31, 2025 and 2024, respectively, with various insurance companies.

Net reinsurance premiums earned and benefits incurred are summarized as follows for the years ended December 31:

	Premiums earned			Benefits incurred[1]
	2025	2024	2023	2025	2024	2023
Direct	$4,010,175	4,183,336	2,532,245	2,003,164	2,018,903	1,609,608
Assumed	114,790	118,580	256,859	88,449	199,453	203,582
Assumed - MODCO	(810,241)	(1,339,029)	10,103,107	(810,241)	(1,339,029)	10,103,107
Ceded	(3,369,610)	(2,979,658)	(1,333,808)	(1,471,074)	(1,440,142)	(1,708,370)
Ceded - MODCO	26,011	(8,273)	42,901	—	—	—
Net	$(28,875)	(25,044)	11,601,304	(189,702)	(560,815)	10,207,927

[1]	Represents Death and other benefits, MODCO reinsurance reserve adjustment and Net transfers from separate accounts from the Statutory Statements of Income

External Reinsurance

For the Company’s life insurance products, the Company cedes a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also cedes risk associated with its disability and health insurance policies. Ceded premiums approximated 60.0%, 65.7% and 66.9% of gross earned life and accident and health premiums during 2025, 2024 and 2023, respectively.

For the Company’s individual variable annuity products, the Company cedes the various living and death benefit riders, including GMDB and GMIB.

71

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

For the Company’s fixed annuity products, the Company had coinsurance agreements in place to cede fixed annuity products sold between 2001 and 2006. Ceded amounts under these coinsurance agreements range from one-third to two-thirds of the business produced. Effective September 30, 2023, the Company recaptured certain ceded BOLI and SPDA blocks of business from an external reinsurer as part of a mandatory termination. The reinsurer held assets in trust to back the reserves associated with the SPDA block of business. At the time of recapture, the Company’s reserves increased $51,049 and recorded a receivable from the trust for the same amount. No assets were held in trust related to the BOLI block business. At the time of recapture, the Company’s BOLI reserves increased $584. On October 21, 2025, the Company received $49,700 as partial settlement of the outstanding receivable. There were no ceded reserves attributable to external fixed annuity coinsurance agreements of December 31, 2025 and 2024.

Effective July 1, 2019, the Company entered into a reinsurance agreement to cede, on a coinsurance basis, 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of the transaction resulted in a deferred reinsurance gain of $52,844, which was recorded in surplus at the contract’s inception. Effective October 1, 2021, the contract was amended to include SPDA contracts ceded under an older reinsurance agreement. All activity prior to the amendment was accounted for under the old terms, and activity from amendment date forward will be governed under the 2019 treaty. No other changes or consideration were involved.

Effective December 31, 2021, the Company entered into a coinsurance funds withheld/yearly renewable term reinsurance agreement with a third-party reinsurer certified in the State of Ohio in which the Company ceded term insurance policies. The treaty contained a provision for statutory surplus relief of $4,500 as the initial ceding commission to offset the first year policy expenses. The initial ceding commission will be repaid, with interest, over a three year period. The transaction resulted in a deferred reinsurance gain of $4,510 that was recorded to unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The deferred reinsurance gain was fully amortized into income in 2023.

Effective March 31, 2022, the Company entered into a funds withheld reinsurance agreement to cede, on a coinsurance basis, 100% of all open block Whole Life, including all Whole Life riders, net of existing external reinsurance issued from approximately August 1998 through December 2021 with a third-party reinsurer licensed as an authorized reinsurer in the State of Ohio. This transaction resulted in initial funds withheld balance of $2,833,375 and a deferred gain of $880,471, which was recorded in surplus at the contract’s inception. The initial premium payable by the Company was equal to the initial consideration receivable from the reinsurer which resulted in no cash being exchanged between parties at execution of the agreement. The agreement includes a provision for the payment of a quarterly experience refund. If the calculated experience refund is positive, only the risk charge is paid to the Reinsurer. If experience refund is negative, the amount of the funds withheld account balance is reduced by the negative amount. A loss carry forward is triggered when the funds withheld account balance is reduced to zero and experience refund is still negative. The loss carry forward is paid back with interest using future experience.

Effective April 1, 2023, the Company entered into a reinsurance transaction with an external insurer in which the Company assumed a block of variable annuity business with a GLWB rider, with separate account liabilities assumed on a modified coinsurance basis and general account liabilities assumed on a coinsurance basis. The Company immediately entered into a reinsurance agreement to retrocede this block of business on a modified coinsurance basis to an affiliate. Due to the immediate retrocession of the activity, no gain or loss was recognized at the inception of the agreement. Total separate account balances assumed on a modified coinsurance basis as of December 31, 2025 and 2024 is $7,953,837 and $8,764,077, respectively.

72

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Affiliate Reinsurance - Annuities

The Company enters into various affiliated reinsurance transactions to mitigate the volatility of statutory surplus, provide capital efficiency, and support long-term liability management.

The Company cedes variable annuity-related risks, living and death benefits to SUNR for the GMAB, GMIB, GMDB and GLWB riders, and from SUNR to SYRE for certain GMIB, GMDB and GLWB riders. Effective July 1, 2021 certain variable annuity base contracts associated with the riders above were reinsured to SUNR and from SUNR to SYRE. Additionally, to consolidate the management of such living benefit risks, the Company assumes GMAB, GMIB, GMDB, and GLWB riders issued by NSLAC, which are correspondingly retroceded to SYRE. Certain base variable annuity contracts are retained by the Company, however the excess death benefit rider risk on the base contract is ceded to SUNR.

Effective January 2018, ALIC ceded 100% of the exchange program fixed indexed annuities (as described in Note 10) and associated GLWB riders to SYRE under a funds withheld, coinsurance basis. Effective March 31, 2022, ALIC amended its existing 100% funds withheld coinsurance agreement with SYRE to cede the retained inforce fixed indexed annuity policies, along with new fixed indexed annuity business (for the fixed indexed annuity products being offered at the time of the agreement). Effective January 1, 2024 the fixed indexed annuity reinsurance agreement was amended to cede the retained inforce (primarily the fixed indexed annuity products with the premium bonus), along with new fixed indexed annuity business. The initial impact of this transaction was a deferred gain of $52,930, net of tax, which was recorded in surplus at the contract’s inception. Effective January 1, 2025, this treaty was recaptured and simultaneously ceded to SUNR, then retroceded to SYRE, as discussed below. The company recognized a gain of $11,206 on the recapture.

Effective January 1, 2025 and subsequent to the recapture discussed above, the Company entered into a 100% coinsurance reinsurance agreement with SUNR to reinsure all fixed indexed annuity blocks of business and associated riders written by the Company. The agreement contains a funds withheld provision for derivative hedging instruments related to the ceded contracts. The Company recognized a loss of $573 that was recorded in the Statutory Statements of Income. SUNR simultaneously ceded the business and associated riders to SYRE on a 100% coinsurance basis with a funds withheld provision for derivative hedging activity. As a result of the transaction, assets of $3,292,867 (net of derivative funds withheld) were recorded as a reinsurance payable to SUNR. Total assets transferred to SUNR through December 31, 2025 was $640,268. Total outstanding payable to SUNR under the agreement as of December 31, 2025 recorded in Payable on reinsurance due to affiliate on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus was $2,962,382.

73

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Effective January 1, 2025, the Company entered into a 100% coinsurance reinsurance agreement with SUNR to reinsure all multi-year guaranteed annuity business written by the Company. The agreement contains a funds withheld provision for derivative hedging instruments related to the ceded contracts. The Company recognized a deferred gain of $11,604 on the transaction. As the gain was generated through a parent/subsidiary under common control, the gain is deferred until the block is recaptured, ceded externally or sold. SUNR simultaneously ceded the business and associated riders to SYRE on a 100% coinsurance basis with a funds withheld provision for derivative hedging activity. Total assets transferred to SUNR through December 31, 2025 was $456,891. Total outstanding payable to SUNR under the agreement as of December 31, 2025 recorded in Payable on reinsurance due to affiliate on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus was $813,450.

SYRE carries the assumed reserves of $7,075 under the reinsurance arrangement utilizing a reserve methodology that is approved by the Cayman Islands Monetary Authority (“CIMA”). The methodology is primarily based upon the benefit ratio approach under U.S. GAAP for certain death and other insurance benefit features. For all GMIB and GMDB riders, and GLWB riders without net settlement provisions, the reserves are calculated using a stochastic method that determines the percentage of the future rider charges required to fund the projected benefits. This percentage is recalculated at each valuation period. For all GMAB riders and GLWB riders with net settlement provisions, the reserves are calculated using a fair value or mark-to-market calculation required if the liability is deemed to be an embedded derivative. Under both of these calculations, the reserve calculation is measuring the reserve liability associated with the rider cash flows.

The following table is a summary of the reserves ceded to SYRE as of December 31:

	2025	2024
Variable annuity by rider:
GMIB	$3,613	3,522
GMDB	16	14
GLWB	3,161	2,725
GMIB payout	279	302
GMAB embedded derivatives	6	21
Subtotal	7,075	6,584
Fixed indexed annuities, including GLWB rider	—	3,390,003
Total reserves	$7,075	3,396,587

SUNR applies a prescribed practice approved by the Department, SUNR’s regulator, that allows SUNR to carry the assumed reserves of $7,550,978 under the reinsurance arrangement utilizing a reserve methodology that is approved by the Department. Reserves are principles-based and address all material risks. The prescribed practice reserving methodology is based on the benefit approach under US GAAP for certain death and other insurance benefit features. Statutory assumptions and real-world economic scenarios are used. The reserve is calculated using expected future disbursements (reinsurance claims and expenses) less expected future assessments (reinsurance premium) times a benefit ratio. The benefit ratio is the ratio of historical and expected excess future disbursements over account values to historical and expected future assessments.

74

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following table is a summary of the reserves ceded to SUNR as of December 31:

	2025	2024
Variable annuities	$1,187,455	1,236,736
Immediate annuities	133,367	119,751
Fixed indexed annuities	3,882,470	—
Multi-year guarantee annuities	2,347,686	—
Total reserves	$7,550,978	1,356,487

As of December 31, 2025, the Company recorded a reserve credit of $8,091,430 related to variable annuities, multi-year guarantee annuities and fixed indexed annuities, including related rider benefits ceded to SUNR and SYRE. As of December 31, 2024, the Company recorded a reserve credit of $5,220,046 related to variable annuities and fixed indexed annuities, including related rider benefits ceded to SUNR and SYRE. CII secured letters of credit totaling $0 and $250,000 for SYRE, with ALIC as the beneficiary in order to recognize the reserve credit as of December 31, 2025 and 2024, respectively. See Notes 14 and 20 for additional details related to letters of credit.

The Company also established funds withheld accounts for the benefit of SYRE that have a total carrying value of $0 and $3,292,867 and are recorded in Reinsurance funds withheld due to affiliate, net and Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and assets held in trust of $37,038 and $204,956 as of December 31, 2025 and 2024, respectively.

Variable Annuity Reinsurance Agreements with NSLAC

The Company assumes GMIB, GMAB and GMWB riders issued by NSLAC. As of 2015, the Company no longer assumes new business from NSLAC. As the Company was neither authorized nor accredited as a reinsurer in the State of New York, a reinsurance trust was created and funded by the Company. As of December 31, 2025 and 2024, assets held in trust for the benefit of NSLAC are $95,970 and $123,174, respectively.

75

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to reinsurance agreements with affiliates in which the Company is the assuming party, are as follows for the years ended as of December 31:

	2025	2024	2023
Statements of Income:
Premiums assumed	$2,764	2,921	2,984
Benefits incurred	162,658	168,429	120,045

	2025	2024
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$30,326	34,835
Policy and contract claims payable	11	10

Variable Annuity Reinsurance Agreements with SYRE and SUNR

The details of the Company’s annuity rider reinsurance agreements with SYRE and SUNR are detailed below. Effective July 1, 2021 a treaty amendment was executed with SUNR to reinsure certain base contracts associated with the riders already reinsured with SUNR. The separate account value of the base contracts are reinsured using modified coinsurance with assets and liabilities being retained by ALIC, but cashflows and impacts of the changes in assets and liabilities being ceded to SUNR.

GMIB and GMDB Riders Written After April 1, 2008

In December 2008, the Company entered into a reinsurance agreement with SYRE to reinsure Annual Reset Death Benefit Riders (“ARDBR”) and GMIB riders associated with variable annuity products written between April, 2008 and August, 2012. The treaty was amended to include new products issued beginning April 1, 2009. Under the agreement for contracts issued between April 1, 2008 and March 31, 2009, the Company retained the first 15% and reinsured to SYRE on an excess of loss basis the remaining 85% of the risk under its GMIB rider and the related ARDBR rider. For the above contracts, the Company reinsured to SYRE 100% of the risk for all riders listed above up to $5 million per annuitant. Furthermore, SYRE was to pay a single adjusted GMIB claim amount when a GMIB policy annuitized.

Effective July 31, 2010, a treaty addendum was executed which effectively resulted in the extinguishment of the treaty above and the establishment of a new treaty. The new treaty resulted in the removal of the adjusted GMIB claim calculation that contains the one-time net settlement payment and in its place, a GMIB claim amount that covers the monthly GMIB benefit during the annuity payout. SYRE now accepts 100% of the risk for all GMIB and ARDBR riders up to $5 million per annuitant.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

76

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

GMIB and GMDB Riders Written Prior to April 1, 2008

Effective November 30, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the claims in excess of limits established in a non-affiliated reinsurance agreement (“cap coverage”) related to the GMIB riders associated with variable annuity products written on or after April 1, 2002 through March 31, 2008. Under the agreement, the cap coverage will have a deductible of $100,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was October 31, 2011.

Effective December 31, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the cap coverage related to the GMDB riders associated with variable annuity products written on or after July 1, 2005 but prior to April 1, 2008. Under the agreement, the cap coverage will have a deductible of $35,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was November 30, 2011.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued cap coverage previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GLWB Riders

Effective May 1, 2010, the Company replaced its GMIB rider with a GLWB rider (see Note 10) in connection with its variable annuity products for all new business written from this date. The Company reinsures 100% of all GLWB riders with SYRE.

Effective May 1, 2013, the Company began selling a new 2013 Interest Sensitive GLWB rider (“IS GLWB”). An amendment was made to the SYRE GLWB reinsurance agreement to add these riders to the coverage. The Company cedes 30% of the benefit for this rider to SYRE for policies issued before January 1, 2018.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

Effective October 1, 2021, a treaty amendment was executed to cede to SUNR the remaining 70% of the IS GLWB benefits for policies issued before January 1, 2018 that were previously ceded to an external reinsurer. The Company recognized a deferred gain of $18,957 on the transaction. As the gain was generated through a parent/subsidiary under common control, the gain is deferred until the block is recaptured, ceded externally or sold.

GMIB, GMDB, and GLWB Riders

During December 2011, amendments were made to the SYRE reinsurance treaties for pre April 1, 2008 GMIB riders, post April 1, 2008 GMIB riders, GLWB riders and pre April 1, 2008 GMDB riders. The amendments provided SYRE with the option to convert the reinsurance treaties into a funds withheld arrangement in which the Company would engage in a hedging program under SYRE’s direction and for the benefit of SYRE. The hedging performed by the Company for SYRE’s benefit would be done in segregated funds withheld accounts. At the end of each quarter, SYRE will reimburse the Company for any hedging losses and expenses for operating the hedging program and SYRE will receive credit for any gains realized under the hedging program. The funds withheld amendments also state the responsibilities of the Company and SYRE as it relates to the margin requirements on the open derivative positions held in the funds withheld accounts. SYRE is responsible for reimbursing the Company for any cash held in a margin account related to a derivative program operated for the benefit of SYRE. The derivatives held by the Company for the benefit of SYRE in each segregated funds withheld account, as well as the cash held in a margin account related to the derivative program are considered the amounts withheld and are recorded as separate funds withheld liability (or asset if the derivative positions decrease) in Other liabilities (assets) on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The change in the value of the funds withheld related to the derivative positions were recorded within Derivative instruments in the Statutory Statements of Income. As of December 31, 2011, the funds withheld option was elected by SYRE for the post April 1, 2008 GMIB riders and GLWB riders reinsurance treaties.

77

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business. These simultaneous transactions settled the remaining balances from the original SYRE treaty and amendments. The treaty between the Company and SUNR continues to contain a funds withheld arrangement.

GMDB Riders

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all death benefit riders associated with variable annuity products, issued on or after January 1, 2001 that were not previously mentioned above. This excludes the Gain Enhancement Benefit (GEB and GEB Plus) riders.

GMAB/GPP Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all Guaranteed Principal Protection Riders (“GPP”) associated with variable annuity products.

Variable Annuity with GLWB assumed from third-party

Effective April 1, 2023, the Company entered into a 100% modified coinsurance agreement with SYRE to reinsure all assumed general and separate account activity from its variable annuity reinsurance agreement with a third-party. The block includes policies with a GLWB rider.

78

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SUNR were as follows for the years ended December 31:

	2025	2024	2023
Statements of Income:
Premiums and other considerations:
Life and annuity	$158,398	169,294	182,165
M&E fees ceded	158,218	171,524	172,570
Commission and expense allowance	(78,443)	(85,500)	(87,459)
MODCO reinsurance premiums:
MODCO - Premiums ceded	(637,944)	(735,682)	56,641
MODCO - Reserve adjustment	637,944	735,682	(56,641)
Death and other benefits
Annuity benefits	31,455	132,942	163,720
MODCO reinsurance reserve adjustment:
MODCO - Benefits transfer	2,040,934	2,197,274	1,733,044
MODCO - Premiums transfer	(6,448)	(14,538)	(17,778)
MODCO - Net transfers	(2,034,486)	(2,182,736)	(1,715,266)

	2025	2024
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$12,974	13,477
Receivable from affiliate	24	—
Reserves for future policy benefits	1,481,151	1,535,474
Other liabilities:
Premiums payable	49,399	12,492
Reinsurance payable	13,372	15,092
Payable to affiliate	85	—
Deferred liability	18,957	18,957
FWH under reinsurance:
Margin account	79,488	49,229
Unrealized gains (losses) derivative instrument	774	13,339
Capital and surplus:
Unassigned surplus:
Unrealized gains derivative instruments	27,788	4,685

79

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to affiliate ceded variable annuity business to SYRE were as follows for the years ended December 31:

	2025	2024	2023
Statements of Income:
Premiums and other considerations	$2,422	2,571	2,619
Death and other benefits	19	84	54

	2025	2024
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$3	1,128
Reserves for future policy benefits	24,744	27,006
Other liabilities:
Premiums payable	199	206

80

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to MODCO variable annuity business assumed from third-party and retroceded to SYRE were as follows for the year ended December 31:

	2025	2024	2023
Statements of Income:
Premiums and other considerations:
Life and annuity	$101,150	94,094	(277,930)
M&E fees ceded	(209,837)	(239,075)	(186,948)
Commission and expense allowance	24,218	26,624	195,878
MODCO reinsurance premiums:
MODCO - Premiums ceded	810,240	1,339,030	(10,365,903)
MODCO - Reserve adjustment	(784,230)	(1,347,302)	10,408,804
Death and other benefits
Annuity benefits	4,194	4,952	1,728
MODCO reinsurance reserve adjustment:
MODCO - Benefits transferred	1,185,491	1,176,993	786,000
MODCO - Net transfers	(1,185,491)	(1,176,993)	(786,000)

	2025	2024
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$92	—
Reserves for future policy benefits	4,418	2,284
Contract claims	(1,270)	(1,314)
Other liabilities:
Premiums payable	7,185	92,863

81

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Fixed Indexed Annuity Reinsurance Agreements with SYRE

As discussed above, the Company has a reinsurance agreement in place to reinsure fixed indexed annuities and all associated riders on a 100% coinsurance funds withheld basis. Effective January 1, 2025, the Company recaptured the treaty with SYRE and immediately retroceded the business to SUNR. The Company recognized income of $11,206 associated with the recapture.

Amounts in the accompanying statutory financial statements related to ceded fixed indexed annuity business to SYRE, 2025 activity represents recapture transaction only, were as follows for the years ended December 31:

	2025	2024	2023
Statements of Income:
Premiums and other considerations
Premiums and annuity fees	$(3,639,697)	244,263	21,341
Commissions and expense allowances	(29,075)	(76,236)	(4,139)
Death and other benefits	(3,657,566)	263,293	86,057

	2025	2024
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$—	3,657,566
Other liabilities:
Reinsurance payable	—	17,459
FWH under reinsurance:
Assets payable to affiliate	—	3,292,867
Capital and surplus:
Unassigned surplus:
Unrealized losses (gains) derivative instruments	—	(35,834)

82

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Fixed Indexed Annuity Reinsurance Agreements with SUNR

Effective January 1, 2025, the Company entered into a 100% coinsurance reinsurance agreement with SUNR to reinsure all fixed indexed annuity blocks of business and associated riders written by the Company. The agreement contains a funds withheld provision for derivative hedging instruments related to the ceded contracts.

Amounts in the accompanying statutory financial statements related to ceded fixed indexed annuity business to SUNR were as follows for the years ended December 31:

2025
Statements of Income:
Premiums and other considerations
Premiums and annuity fees	$4,415,107
Commissions and expense allowances	(89,108)
Net realized capital losses	(115,513)
Death and other benefits	4,509,261

2025
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$96
Reserves for future policy benefits	4,151,088
Other liabilities:
Reinsurance payable	2,962,382
FWH under reinsurance:
Derivative payable	162,446
Capital and surplus:
Unassigned surplus:
Unrealized losses (gains) derivative instruments	75,199

83

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Multi-Year Guarantee Annuity Reinsurance Agreements with SUNR

Effective January 1, 2025, the Company entered into a 100% coinsurance reinsurance agreement with SUNR to reinsure multi-year guarantee annuity blocks of business written by the Company. The agreement contains a funds withheld provision for derivative hedging instruments related to the ceded contracts.

Amounts in the accompanying statutory financial statements related to ceded multi-year guarantee annuity business to SUNR were as follows for the years ended December 31:

2025
Statements of Income:
Premiums and other considerations
Premiums and annuity fees	$1,998,138
Commissions and expense allowances	(75,857)
Death and other benefits	1,983,384

2025
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$2,434,446
Other liabilities:
Reinsurance payable	813,450
Deferred liability	11,604
FWH under reinsurance:
Derivative payable	2,702
Capital and surplus:
Unassigned surplus:
Unrealized losses (gains) derivative instruments	8,903

Affiliate Reinsurance - Life

Montgomery Re, Inc. (“MONT”), an affiliated reinsurer, assumes certain term life policies and certain death benefit guarantee universal life policies issued by the Company. Kenwood Re, Inc. (“KENW”), an affiliated reinsurer, and Camargo Re Captive, Inc. (“CMGO”), an affiliated reinsurer, assume certain term life policies issued by the Company.

Effective December 31, 2015, the Company entered into a 100% coinsurance reinsurance agreement with CMGO. The agreement is 100% coinsurance of one in force block of business to CMGO. This block consists of 10, 15 and 20 year term policies issued beginning January 1, 2015, and includes policies issued within this block through December 31, 2017. Effective December 31, 2018, the Company amended the coinsurance agreement to include Term 10-year, 15-year, and 20-year level policies issued between January 1, 2018 and December 31, 2019. CMGO provides security under the reinsurance agreement to back the ceded reserve credit taken by the Company by supporting both the required level of primary security (“PSL”) and the required level of other security pursuant to AG48. The PSL is secured by assets in trust comprised of corporate and government bonds, collateralized mortgage obligations and cash. The other security is supported by a stop loss asset provided through an external reinsurance agreement.

84

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Effective December 31, 2013, the Company amended its existing 100% coinsurance reinsurance agreement with MONT. The agreement states that the Company recaptured the blocks of business including 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010.

Effective December 31, 2013, the Company entered into a 100% coinsurance reinsurance agreement with KENW. The agreement included 100% coinsurance to cede two inforce blocks of business to KENW. The first block ceded 10 year term policies issued from January 1, 2009 to December 31, 2010, and 15 and 20 year term policies issued from June 4, 2007 to December 31, 2010 (excluding policies which were fully retained). The second block consisted of 10, 15 and 20 year term policies issued between January 1, 2012 and December 31, 2013.

Effective July 1, 2012, the Company amended the existing 100% coinsurance reinsurance agreement with MONT. The agreement was amended to include an additional 100% coinsurance reinsurance agreement to cede an inforce block of business to MONT. The ceded business consisted of two blocks. The first block consisted of 10, 15, and 20 year term policies issued from January 1, 2011 to December 31, 2011 and was ceded to MONT effective July 1, 2012. The second block was fully retained 10 year term policies issued between April 1, 2004 and June 30, 2008 which were recaptured from a nonaffiliated reinsurer and retroceded to MONT effective December 31, 2012.

Effective May 1, 2011, the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from January 1, 2009 to December 31, 2010 and certain death benefit guarantee universal life policies issued from March 23, 2002 to December 11, 2009. Additionally, certain 15 year and 20 year term policies issued from June 4, 2007 to December 31, 2010 that were previously reinsured in part with nonaffiliated reinsurers were also ceded to MONT at 100%.

Effective June 30, 2009 the Company amended its existing reinsurance agreement with MONT to cede at 100% an additional inforce block of business. The ceded business consisted of 10 year term policies issued from April 1, 2004 to December 31, 2008. Policies issued between April 1, 2004 and June 30, 2008 which were ceded to a nonaffiliated reinsurer were excluded and not reinsured under this amendment.

Effective December 31, 2008 the Company entered into a 100% coinsurance reinsurance agreement with MONT. The agreement included 100% coinsurance to cede 10 year term policies issued from January 1, 2000 to March 31, 2004.

The applicable standard for reinsurance agreements between the Company and affiliated captives MONT and KENW is the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“the Model Regulation”), as defined in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. MONT and KENW are exempt from Actuarial Guideline 48 (“AG 48”) under the grandfathering provision. The following tables summarize the reserve credit taken and the assets supporting the XXX and AXXX reserves ceded by the Company to MONT and KENW:

85

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

2025
Affiliated					Other assets	Total
captive		Agreement	Required		and	assets
assuming	Type of	effective	statutory	Trust	Miscellaneous	supporting	Surplus /
company	agreement	date	reserves	agreements	balances	reserves	(Shortfall)
MONT	AXXX	5/1/2011	$183,772	142,890	90,240	233,130	49,358
MONT	XXX	7/1/2012	86,665	70,364	44,308	114,672	28,007
KENW	XXX	12/31/2013	413,088	252,059	236,935	488,994	75,906

2024
Affiliated					Other assets	Total
captive		Agreement	Required		and	assets
assuming	Type of	effective	statutory	Trust	Miscellaneous	supporting	Surplus /
company	agreement	date	reserves	agreements	balances	reserves	(Shortfall)
MONT	AXXX	5/1/2011	$188,998	129,992	94,573	224,565	35,567
MONT	XXX	7/1/2012	100,156	68,887	50,481	119,368	19,212
KENW	XXX	12/31/2013	475,601	233,864	280,531	514,395	38,794

The Company’s affiliated captive CMGO is AG48 compliant and CMGO is an authorized reinsurer in Ohio.

For CMGO’s contracts, funds called primary security assets (“PSL assets”) are required to be held at levels specified in the Model Regulation. These funds, consisting of cash and NAIC 1-3 rated securities, are held on behalf of the Company as security under the reinsurance agreement on a trust basis, and are maintained at an amount greater than the required level of PSL assets. Funds called other security assets (“OS assets”) are also held, consisting primarily of a stop loss agreement, at a level at least equal to the difference between statutory reserves and the amount of the PSL assets. The following tables include additional information pertaining to the XXX reserves ceded by the Company to CMGO as of December 31, 2025 and 2024:

2025
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$382,912	195,474	260,205	(122,707)	193,475	70,768

86

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

2024
Affiliated captive assuming company	Type of agreement	Agreement effective date	Required statutory reserves	Required primary security	PSL assets held	PSL assets held less required reserves	OS assets held	Surplus / (Shortfall)
CMGO	XXX (AG48)	12/31/2018	$394,156	196,761	242,360	(151,796)	196,731	44,935

Further information on the activities related to the Company’s ceded life and accident and health insurance business is as follows for the years ended December 31:

	2025		2024		2023
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Premiums ceded	$93,510	468,097	103,412	568,387	112,119	621,954
Benefits incurred	93,751	283,716	99,070	259,279	127,255	318,913
Commission and expense allowance	37,068	98,228	33,942	106,552	30,531	125,001

	2025		2024
	Affiliate	Nonaffiliate	Affiliate	Nonaffiliate
Reserves for future policy benefits	$1,082,715	6,071,435	1,941,829	6,363,707
Policy and contract claims payable	5,411	45,731	20,796	33,246
Reinsurance recoverable	—	18,055	—	26,084

(14)	Bank Line of Credit

On May 7, 2021, CII entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. On July 2, 2024 the credit facility was amended which reduced fees, included changes to the commitment levels of banks involved in the agreement and extending the maturity date to July 2029. During 2025 and 2024, the Company did not borrow against the facility.

CII utilized $0 and $100,000 of this facility as of December 31, 2025 and 2024, respectively, to secure a letter of credit for SYRE, with the Company as the beneficiary, in order to recognize reserve credit under statutory accounting principles.

There was no interest or fees paid by the Company on these lines of credit in 2025, 2024 and 2023.

87

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2025
Gross deferred tax assets	$284,921	24,109	309,030
Statutory valuation allowance adjustments	(1,792)	—	(1,792)
Adjusted gross deferred tax assets	283,129	24,109	307,238
Nonadmitted deferred tax assets	(110,357)	(5,967)	(116,324)
Admitted deferred tax assets	172,772	18,142	190,914
Deferred tax liabilities	(88,755)	(670)	(89,425)
Admitted deferred tax assets, net	$84,017	17,472	101,489

2024
Gross deferred tax assets	$282,319	7,960	290,279
Statutory valuation allowance adjustments	(1,758)	—	(1,758)
Adjusted gross deferred tax assets	280,561	7,960	288,521
Nonadmitted deferred tax assets	(85,793)	(4,620)	(90,413)
Admitted deferred tax assets	194,768	3,340	198,108
Deferred tax liabilities	(101,019)	(4,052)	(105,071)
Admitted deferred tax assets, net	$93,749	(712)	93,037

Change
Gross deferred tax assets	$2,602	16,149	18,751
Statutory valuation allowance adjustments	(34)	—	(34)
Adjusted gross deferred tax assets	2,568	16,149	18,717
Nonadmitted deferred tax assets	(24,564)	(1,347)	(25,911)
Admitted deferred tax assets	(21,996)	14,802	(7,194)
Deferred tax liabilities	12,264	3,382	15,646
Admitted deferred tax assets, net	$(9,732)	18,184	8,452

88

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2025
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	101,489
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	282,517
Lesser of (1) or (2)	84,017	17,472	101,489
Deferred tax liabilities	88,755	670	89,425
Admitted deferred tax assets	$172,772	18,142	190,914

2024
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	93,037
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	301,321
Lesser of (1) or (2)	93,037	—	93,037
Deferred tax liabilities	101,731	3,340	105,071
Admitted deferred tax assets	$194,768	3,340	198,108

Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	8,452
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	(18,804)
Lesser of (1) or (2)	(9,020)	17,472	8,452
Deferred tax liabilities	(12,976)	(2,670)	(15,646)
Admitted deferred tax assets	$(21,996)	14,802	(7,194)

89

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2025	2024	Change
Ratio percentage used to determine the recovery period and threshold limitation amount in above adjusted gross deferred tax assets	1,414.40%	1,617.30%	(202.90%)
Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$2,148,314	2,449,421	(301,107)

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2025
Adjusted gross deferred tax assets:	283,129	24,109	307,238
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:	172,772	18,142	190,914
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	9.5%	9.5%

2024
Adjusted gross deferred tax assets:	280,561	7,960	288,521
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:	194,768	3,340	198,108
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

Change
Adjusted gross deferred tax assets:	2,568	16,149	18,717
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:	(21,996)	14,802	(7,194)
(Percentage of total net admitted adjusted gross deferred tax assets)	0.00%	9.50%	9.50%

90

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2025	2024	2023
Current year federal tax (benefit) expense - ordinary income	$9,345	4,095	(36,732)
Current year foreign tax (benefit) expense - ordinary income	—	—	—
Subtotal	9,345	4,095	(36,732)
Current year tax expense - net realized capital (losses) gains	197	(1,750)	(3,425)
Utilization of capital loss carry forwards	—	—	—
Other	—	—	—
Federal and foreign income taxes incurred	$9,542	2,345	(40,157)

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

Deferred tax assets:	2025	2024	2023	Change from 2024	Change from 2023
Ordinary:
Unearned premium reserve	$—	363	359	(363)	4
Policyholder reserves	94,746	87,332	95,316	7,414	(7,984)
Investments	7,317	4,646	1,552	2,671	3,094
Deferred acquisition costs	145,420	141,161	132,414	4,259	8,747
Policyholder dividends accrued	854	1,010	772	(156)	238
Policyholder reserves - tax reform transition	—	—	2,192	—	(2,192)
Compensation and benefit accruals	16,888	15,635	11,519	1,253	4,116
Tax credit carry-forward	2,989	2,208	3,160	781	(952)
Section 807(f) reserves	4,698	4,473	9,520	225	(5,047)
Receivables - nonadmitted	1,495	1,706	1,843	(211)	(137)
Nonadmitted asset	2,549	2,274	5,351	275	(3,077)
Modco CARVM adjustment	—	6,632	28,870	(6,632)	(22,238)
Other	7,965	14,879	3,083	(6,914)	11,796
Ordinary deferred tax assets	284,921	282,319	295,951	2,602	(13,632)
Statutory valuation allowance adjustment	(1,792)	(1,758)	(1,304)	(34)	(454)
Nonadmitted ordinary deferred tax assets	(110,357)	(85,793)	(54,883)	(24,564)	(30,910)
Admitted ordinary deferred tax assets	172,772	194,768	239,764	(21,996)	(44,996)

(continued on next page)

91

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Deferred tax assets (continued):	2025	2024	2023	Change from 2024	Change from 2023
Capital:
Investments	19,890	4,004	3,781	15,886	223
Net capital loss carryforward	4,219	3,958	2,404	261	1,554
Capital deferred tax assets	24,109	7,962	6,185	16,147	1,777
Nonadmitted capital deferred tax assets	(5,967)	(4,620)	(3,589)	(1,347)	(1,031)
Admitted capital deferred tax assets	18,142	3,342	2,596	14,800	746
Admitted deferred tax assets	190,914	198,108	242,358	(7,194)	(44,250)

Deferred tax liabilities:
Ordinary:
Investments	4,984	5,670	2,721	(686)	2,949
Section 807(f) reserves	110	1,553	4,735	(1,443)	(3,182)
Deferred and uncollected premium	20,875	22,731	24,791	(1,856)	(2,060)
Policyholder reserves - tax reform transition	—	2,986	5,972	(2,986)	(2,986)
Modco CARVM adjustment	57,266	63,899	84,057	(6,633)	(20,158)
Other	5,520	4,180	2,572	1,340	1,608
Ordinary deferred tax liabilities	88,755	101,019	124,848	(12,264)	(23,829)

Capital:
Investments	—	3,343	2,465	(3,343)	878
Real estate	670	709	749	(39)	(40)
Subtotal	670	4,052	3,214	(3,382)	838
Deferred tax liabilities	89,425	105,071	128,062	(15,646)	(22,991)
Admitted deferred tax assets, net	$101,489	93,037	114,296	8,452	(21,259)

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

92

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The change in the net deferred income taxes of December 31 is comprised of the following:

	2025	2024	2023	Change from 2024	Change from 2023
Total deferred tax assets	$309,030	290,279	302,135	18,751	(11,856)
Total deferred tax liabilities	(89,425)	(105,071)	(128,061)	15,646	22,990
Net deferred tax assets	219,605	185,208	174,074	34,397	11,134
Statutory valuation allowance adjustment	(1,791)	(1,758)	(1,304)	(33)	(454)
Net deferred tax assets	217,814	183,450	172,770	34,364	10,680
Tax effect of unrealized losses	1,109	451	596	658	(145)
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$218,923	183,901	173,366	35,022	10,535

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2025	2024	2023
Provision computed at statutory tax rate	$10,130	69,721	27,375
Dividends received deduction	(16,452)	(8,761)	(6,673)
Interest maintenance reserve	(652)	(3,662)	(4,599)
Change in equity of subsidiaries	5,726	(44,769)	(18,681)
Tax exempt income	(177)	(104)	(78)
Transfer pricing	(227)	237	(6,245)
Tax credits	(8,977)	(13,867)	(9,482)
Reinsurance surplus adjustment	(22,759)	(9,507)	(16,087)
Statutory Reserve Adjustment	74	454	(1,202)
Subpart F and GILTI inclusions	9,080	—	—
Other	(1,246)	2,068	2,380
Total statutory taxes	$(25,480)	(8,190)	(33,292)

Provision for federal income taxes	$9,345	4,095	(36,732)
Tax on capital gains	197	(1,750)	(3,425)
Change in net deferred income tax	(35,022)	(10,535)	6,865
Total statutory taxes	$(25,480)	(8,190)	(33,292)

93

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

Total federal income taxes received (including tax on capital gains) were $29,654 during the year ended December 31, 2025; Total federal income taxes received (including tax on capital gains) were $12,201 during the year ended December 31, 2024; and Total federal income taxes received (including tax on capital gains) were $29,395 during the year ended December 31, 2023.

As of December 31, 2025, there are operating losses and capital loss carryforwards of $20,091 available for tax purposes, which begin expiring in 2027. As of December 31, 2024, there are operating losses and capital loss carryforwards of $18,843 available for tax purposes, which begin expiring in 2027. As of December 31, 2023, there are operating losses and capital loss carryforwards of $11,445 available for tax purposes, which begin expiring in 2027. As of December 31, 2025 and 2024, the Company has valuation allowances of $1,791 and $1,758, respectively. As of December 31, 2025 and 2024, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2025 and 2024, the Company has tax credit carryforwards of $1,791 and $2,249, respectively, which will start expiring in 2030.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies NSLAC, KENW, MONT, SYRE, CMGO and SUNR and then with its common parent, CIHI.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2023, 2024, and 2025 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Pensions and Other Post-Retirement Benefit Plans

(a)	Home Office Pension Plan

The Company sponsors a funded qualified defined benefit pension plan covering all home office employees hired prior to January 1, 1998. This plan was amended effective December 31, 2019 to freeze the accrual of future benefits. This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company. Retirement benefits are based on years of service and the highest average earnings in five of the last ten years.

94

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The measurement dates were December 31, 2025 and 2024.

(b)	Home Office Post-Retirement Benefit Plan

The Company currently offers eligible retirees the opportunity to participate in a post-retirement health and group life plan. This plan was amended effective July 1, 2013, to provide participants younger than age 65 a fixed portion of the health insurance contract premium and for participants age 65 and older, a fixed dollar amount which the participant must use to independently purchase their own insurance. Previously, this plan provided all participants a fixed portion of the health insurance contract premium. The portion the Company pays is periodically increased and is a function of participant service. Only home office employees hired prior to January 1, 1998 may become eligible for these benefits provided that the employee meets the retirement age and years of service requirements.

This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2025 and 2024.

(c)	General Agents’ Pension Plan

The Company sponsors an unfunded, nonqualified defined benefit pension plan covering its general agents hired prior to January 1, 2005. This plan provides benefits based on years of service and average compensation during the final five and ten years of service.

The measurement dates were December 31, 2025 and 2024.

95

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(d)	Obligations and Funded Status

Information regarding the funded status of the pension plans as a whole and other benefit plans as a whole as of December 31 is as follows:

	Pension benefits		Other benefits
	2025	2024	2025	2024
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$39,473	46,922	5,266	5,901
Service cost	—	—	15	21
Interest cost	2,077	2,321	271	280
Actuarial (gain) loss	141	(2,014)	61	(100)
Benefits paid *	(848)	(8,169)	(828)	(836)
Settlement/curtailment	(2,058)	413	—	—
Projected benefit obligation at end of year	$38,785	39,473	4,785	5,266

*	Benefits paid include amounts paid from both funded and unfunded benefit plans.

	Pension benefits		Other benefits
	2025	2024	2025	2024
Change in plan assets:
Fair value of plan assets at beginning of year	$58,551	60,689	—	—
Actual return on plan assets	7,932	5,843	—	—
Benefits and expenses paid	(2,906)	(7,981)	—	—
Fair value of plan assets at end of year	$63,577	58,551	—	—
Funded status	$24,792	19,078	(4,785)	(5,266)
Unrecognized net actuarial (gain) loss	(1,538)	2,174	1,569	1,757
Net prepaid (accrued) amount recognized	$23,254	21,252	(3,216)	(3,509)

96

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Pension benefits		Other benefits
Funded Status:	2025	2024	2025	2024
Overfunded
Assets (nonadmitted)
Prepaid benefit costs	$(38,785)	(39,473)	—	—
Overfunded plan assets	63,577	58,551	—	—
Total assets (nonadmitted)	$24,792	19,078	—	—
Underfunded
Liabilities recognized
Net prepaid (accrued) amount recognized	$—	—	(3,216)	(3,509)
Liabilities for benefits	—	—	(1,569)	(1,757)
Total liabilities recognized	$—	—	(4,785)	(5,266)

	Pension benefits		Other benefits
	2025	2024	2025	2024
Amounts recognized in the statutory statements of admitted assets, liabilities, and capital and surplus consist of:
Prepaid benefit costs	$23,796	21,756	—	—
Accrued benefit costs	(542)	(504)	(3,216)	(3,509)
Surplus	1,538	(2,174)	(1,569)	(1,757)
Total liabilities recognized	$24,792	19,078	(4,785)	(5,266)

	Pension benefits
	2025	2024	2023
Components of net periodic benefit cost:
Service cost	$—	—	—
Interest cost	2,077	2,321	2,382
Expected return on plan assets	(3,991)	(4,198)	(3,816)
Amortization of net loss	3	6	195
Settlement	(91)	414	868
Net periodic benefit cost	$(2,002)	(1,457)	(371)

97

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Other benefits
	2025	2024	2023
Components of net periodic benefit cost:
Service cost	$15	21	19
Interest cost	271	280	320
Amortization of prior service cost	—	—	—
Amortization of net loss (gain)	249	266	(378)
Curtailment	—	—	—
Net periodic benefit cost	$535	567	(39)

The following is attributable to pension plans whose accumulated benefit obligation exceeds plan assets as of December 31:

	Pension benefits
	2025	2024
Projected benefit obligation	$680	639
Accumulated benefit obligation	680	639
Prepaid pension cost	23,254	21,252

98

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(e)	Assumptions

	Pension benefits		Other benefits
	2025	2024	2025	2024
Weighted average assumptions used to determine net periodic cost at January 1:
Discount rate	5.45%	5.05%	5.40%	5.05%
Expected long-term return on plan assets	7.00%	7.00%	—	—
Rate of compensation increase	0.00%	3.50%	4.25%	4.25%
Health care cost trend rate assumed for next year:
Before 65	—	—	9.00%	9.00%
Age 65 and older	—	—	0.00%	0.00%
Rate to which the health cost trend rate is assumed to decline (the ultimate trend rate):
Before 65	—	—	9.00%	9.00%
Age 65 and older	—	—	0.00%	0.00%
Year that the rate reaches the ultimate trend rate	—	—	2025	2024
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	5.35%	5.45%	5.30%	5.40%
Rate of compensation increase	0.00%	3.50%	0.00%	4.25%

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

	1 Percentage	1 Percentage
	point increase	point decrease
Effect on total of 2025 service cost and interest cost	$11	(11)
Effect on 2025 other post-retirement benefit obligation	176	(178)

99

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(f)	Plan Assets

The following table presents the hierarchy of the Company's qualified pension plan assets at fair value as of December 31:

	Level 1	Level 2	Level 3	Total
2025
Bond funds	$24,614	—	—	24,614
Stock funds	38,963	—	—	38,963
Total assets	$63,577	—	—	63,577

2024
Bond funds	$21,363	—	—	21,363
Stock funds	37,188	—	—	37,188
Total assets	$58,551	—	—	58,551

The Company categorizes pension benefit plan assets consistent with the Fair Value Hierarchy as described in Note 5.

The assets of the Company’s Home Office Pension Plan (“the Plan”) are invested in group variable annuity contracts issued by the Company offering specific investment choices from various asset classes providing diverse and professionally managed options. As of December 31, 2025 and 2024, $32,569 and $28,675, respectively, of the Plan assets are funds that are affiliated with the Company. The assets are invested in a mix of stocks, bonds and real estate securities in allocations as determined from time to time by the Pension Plan Committee. The target allocations are designed to balance the Plan’s short-term liquidity needs and its long-term liabilities. The target allocations are currently 61% stocks and 39% bonds.

For diversification and risk control purposes, where applicable, each asset class is further divided into sub classes such as large cap, mid cap and small cap and growth, core and value for stocks and U.S. domestic, global and high yield for bonds. To the extent possible, each sub asset class utilizes multiple fund choices and no single fund contains more than 25% of the Plan assets (exclusive of any short-term increases in assets due to any Plan funding). The Plan performance is measured by a weighted benchmark consisting of stock and bond benchmarks in weights determined by the Pension Plan committee.

The overall expected long-term rate of return on assets is determined by a weighted average return of bond and stock indexes. Bond securities (including cash) make up 39% of the weighted average return and stocks make up 61% of the weighted average return.

100

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following table shows the weighted average asset allocation by class of the Plan’s assets as of December 31:

	2025	2024
Stocks	61%	64%
Bonds	39	36
Total	100%	100%

(g)	Cash Flows

Contributions

The minimum funding requirement under The Employee Retirement Income Security Act of 1974 for 2025 was zero. No contributions were made to the qualified pension plan for the years ended December 31, 2025 and 2024, respectively. There is no planned contribution to the qualified pension plan for the 2026 plan year.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension benefits	Other benefits
2026	$1,649	572
2027	1,906	538
2028	2,285	507
2029	2,485	502
2030	2,728	423
2031-2035	15,886	1,716

101

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Pension benefits		Other benefits
	2025	2024	2025	2024
Amounts in unassigned funds (surplus) recognized in the next fiscal year as components of periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$2,174	5,841	1,757	2,123
Net prior service cost or credit recognized	—	—	—	—
Net (loss) and gain arising during the period	(3,800)	(3,247)	61	(100)
Net (loss) and gain recognized	88	(420)	(249)	(266)
Items not yet recognized as a component of net periodic cost - current year	$(1,538)	2,174	1,569	1,757

	Pension benefits		Other benefits
	2025	2024	2025	2024
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost:
Net prior service cost or credit	$—	—	—	—
Net recognized losses	3	3	217	214

	Pension benefits		Other benefits
	2025	2024	2025	2024
Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	$—	—	—	—
Net recognized gains and losses	(1,538)	2,174	1,569	1,757

(h)	Other Plan Expenses

The Company also maintains a qualified contributory defined contribution profit-sharing plan covering substantially all employees. Company contributions to the profit-sharing plan are based on the net earnings of the Company and are payable at the sole discretion of management. During 2023, the profit-sharing plan was restructured, and the Company ceased contributions. The expense for contributions to the profit-sharing plan for 2023 were $1,599.

102

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Employees hired on or after January 1, 1998 are covered by a defined contribution pension plan. The expense reported for this plan was $3,439, $3,264 and $2,650 in 2025, 2024 and 2023, respectively.

During 2020 the profit-sharing plan and the defined contribution pension plan were combined and are now being administered by a third party.

(i)	CII Employees

The Company’s qualified pension and post-retirement benefit plans include participants who are employees of CII. Participating CII employees are vice presidents and other executive officers of CII and devote substantially all of their time to service for the Company. Most of CII’s employees were employees of the Company prior to January 1, 2001 and were participants in the benefit plan at that time.

(17)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000,000 shares ($1 par value) authorized, issued and outstanding of Class A common stock as of December 31, 2025 and 2024. The Company has no preferred stock issued or outstanding.

Effective March 31, 2022, CIHI was acquired by Constellation in a sponsored demutualization, whereby CIHI converted from a mutual holding company to a stock company. Eligible members were compensated, in the aggregate of $500,000, for the extinguishment of their membership interests with additional policy benefits or cash, as applicable (see Note 10 for additional details). In addition to member compensation, on each of the first four anniversaries after the closing, Constellation will pay or cause to be paid an infusion of capital to ALIC. During 2024 and 2025, the Company received a capital contribution of $125,000 from CII in satisfaction of the second and third installments. Subsequent to the balance sheet date, CII contributed $125,000 of capital to ALIC in satisfaction of the fourth and final installment.

Surplus notes outstanding are as follows as of December 31:

	2025	2024
Surplus notes
6.875% fixed rate due 2042	$250,000	$250,000
5.000% fixed rate due 2031	4,259	4,220
5.800% fixed rate due 2027	5,982	5,968
8.500% fixed rate due 2026	47,992	47,970
Total	$308,233	$308,158

In June 2012, ALIC issued a $250,000, 6.875% fixed rate surplus note due June 15, 2042. Interest on this surplus note is payable semi-annually on June 15 and December 15. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

103

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

In December 2011, ALIC issued a $4,500, 5% fixed rate surplus note to Security Mutual Life Insurance Company of New York (“SML”), as payment for the purchase of the additional shares of NSLAC. This note matures on December 15, 2031. Interest on this surplus note is payable semi-annually on December 15 and June 15. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

In April 2007, ALIC issued a $6,000, 5.8% fixed rate surplus note to SML, as payment for the purchase of a portion of the shares of NSLAC. This note matures on April 1, 2027. Interest on this surplus note is payable semi-annually on April 1 and October 1. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

In May 1996, ALIC issued $50,000, 8.5% fixed rate surplus notes due May 15, 2026. Interest on this surplus note is payable semi-annually on May 15 and November 15. ALIC may not redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC. In December 2023, ALIC purchased $2,000 of the surplus note on the open market. The transaction was approved by the Department and obligation was retired with the trustee.

Except as provided in Section 3901.72 of the Ohio Revised Code, the notes are not part of the legal liabilities of the Company and are not a liability or claim against the Company or any of its assets. Interest payments, scheduled semi-annually, must be approved for payment by the Department. The Company paid $21,841, $21,841 and $22,011 in interest related to these notes in 2025, 2024 and 2023, respectively. Principal payments must also be approved by the Department. Interest expense for surplus notes is not recognized on the Statutory Statements of Income until it has been approved by the Department.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2025 and 2024 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ALIC to CII is limited by Ohio insurance laws. The maximum dividend that may be paid to CII without prior approval of the Director of Insurance is limited to the greater of ALIC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $198,000 may be paid by ALIC to CII in 2026 without prior approval. Dividends of $202,570, $195,000 and $196,590 were declared and paid by ALIC to CII in 2025, 2024 and 2023, respectively. Included in the dividend amount for 2023 was the Company’s common stock of its non-life insurance subsidiaries, CINV, ADI and ONESCO.

104

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Subsidiary Dividends

The following table details the dividends received from each of the Company’s subsidiaries and included in investment income for the years:

	2025	2024	2023
ONFH	$5,000	—	—
SUNR	—	35,752	88,000
CINV	—	—	8,700
	$5,000	35,752	96,700

Prior to the 2025 merger agreement discussed in Note 1, the payment of dividends by ALAC to ALIC was limited by Ohio insurance laws. The maximum dividend that may have been paid without prior approval of the Director of Insurance was limited to the greater of ALAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeded the earned surplus of ALAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. ALAC declared and paid ordinary dividends to ALIC of $0 and $20,000 in 2024 and 2023, respectively. No extraordinary dividends were declared or paid by ALAC to ALIC during 2024 or 2023.

The payment of dividends by CMGO to ALIC is limited by Ohio insurance laws. CMGO may pay to its stockholder, ALIC, a dividend from unassigned surplus at the end of any calendar quarter in which CMGO’s unassigned surplus is equal to the amount required for CMGO to have company action level RBC of 200%, after adjusting its capital level and its RBC level for such dividend. No dividends were declared or paid by CMGO in 2025, 2024 or 2023.

The payment of dividends by SUNR to ALIC is limited by the SUNR plan of operations, which was approved by the Ohio Department of Insurance. SUNR declared an extraordinary dividend to ALIC of $25,000 as of December 31, 2022 that was paid in February 2023. SUNR declared and paid an extraordinary dividend of $63,000 to ALIC during 2023. Total extraordinary dividend payments to ALIC during 2023 were $88,000. SUNR declared and paid extraordinary dividends of $155,000 to ALIC during 2024. Due to dividend limitations, $35,752 was classified as a dividend with the remaining $119,248 classified as a return of capital. No extraordinary dividends were declared or paid by SUNR to ALIC during 2025. No ordinary dividends were paid by SUNR to ALIC during 2025, 2024 or 2023.

The payment of dividends by NSLAC to ALIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of NSLAC’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or NSLAC’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $4,000 may be paid by NSLAC to ALIC in 2026 without prior approval. No dividends were declared or paid by NSLAC in 2025, 2024 or 2023.

MONT and KENW are subject to limitations, imposed by the State of Vermont, on the payment of dividends to their stockholder, ALIC. Generally, dividends during any year may not be paid without prior regulatory approval. No dividends were declared or paid by MONT to ALIC in 2025, 2024 or 2023. No dividends were declared or paid by KENW to ALIC in 2025, 2024 or 2023.

105

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(18)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds and limited partnerships of $1,614,215 and $1,295,823 as of December 31, 2025 and 2024, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(19)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

The Company, along with its affiliates, are a party to two court cases stemming from the strategic changes announced in September 2018, specifically the termination of certain variable annuity selling agreements with broker dealers related to the annuity business. The core issue in both cases is a disputed interpretation of certain language in ALIC’s contracts with the broker dealers who sold ALIC’s annuities. One of the two cases purports to be on behalf of a class, and a settlement with the class has now been reached which is pending court approval. The Company has accrued a liability estimate of $21,300 related to the class settlement, which is included in Other liabilities on the Statutory Statements of Assets, Liabilities, and Capital and Surplus at December 31, 2025. While the final outcome is uncertain, as individual class members may object to and/or opt-out of the settlement, management does not believe the ultimate liability will exceed the amount accrued by a material amount.

(20)	Related-Party Transactions

On December 9, 2024 SYRE, with CII as the guarantor, entered into a $750,000 letter of credit facility agreement. The credit facility is established for the purpose of issuing letters of credit for support of reinsurance activity and will terminate in December 2029, with one-year extensions available until December 2034. SYRE secured a letter of credit of $0 and $150,000 with ALIC as beneficiary for reserve credit purposes as of December 31, 2025 and 2024, respectively.

106

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

During the year ended December 31, 2024, SUNR returned capital to the Company of $119,248 (See Note 17 for additional information).

During 2023, the Company made capital contributions totaling $111,941 to ONFH to fund capital initiatives and operating activities of its subsidiaries. The majority of the contributions were to ALL in support of future capital initiatives. ALL lent the funds to ASSA to contribute to ASDV for the acquisition of a block of annuity business from Zurich Insurance Group discussed in Note 1. In March 2024, ONFH returned contributed capital of $98,500 to be redeployed at a date closer to the closing of the acquisition. In September 2024, the Company made a capital contribution of $95,000 to ONFH to fund the acquisition.

During 2025 and 2024, the Company made capital contributions of $250,850 and $1,000, respectively, to CRHB as part of the formation and ongoing capitalization of CRHB and CRBL.

During 2025 and 2024, the Company purchased $166,659 and $19,848, respectively, of CII’s outstanding senior notes on the open market. The Company intends to hold these notes until maturity. The Company purchased the notes for $165,672 and $19,401, respectively. At December 31, 2025, the Company had Accrued investment income and unrealized gains within Unassigned surplus of $4,783 and $1,858, respectively, related to these notes on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. At December 31, 2024, the Company had Accrued investment income and unrealized gains within Unassigned surplus of $1,065 and $733, respectively, related to these notes on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company paid $5,636, $4,990 and $4,550 for rent and operating expenses of the home office to CII for the years ended December 31, 2025, 2024 and 2023, respectively.

During 2023, the Company transferred its ownership of several subsidiaries to CII through a dividend (see Note 1 and Note 17). Those entities are now affiliates of the Company. The Company is party to an investment management agreement with CINV, an affiliate, and an underwriting agreement with ADI, an affiliate. The amounts that ALIC owed to CINV and ADI as recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 were as follows:

	2025	2024
ADI	$62	5,085
CINV	12,393	6,715
Total service charges owed	$12,455	11,800

107

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

Charges for all services from CINV and ADI for the years are as follows:

	2025	2024
ADI	$3,529	3,878
CINV	46,319	17,731
Total service charges incurred	$49,848	21,609

CII provides services for executive management and data processing equipment placed in service after December 31, 2000, to ALIC. For the years ended December 31, 2025, 2024 and 2023, ALIC recorded expenses of $17,476, $17,622 and $32,131, respectively, for these services.

The Company is a party to an agreement with CIHI and most of its direct and indirect subsidiaries whereby ALIC maintains a common checking account. It is ALIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ALIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ALIC for the other parties. Settlement is made daily for each party’s needs to or from the common account. It is ALIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ALIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2025, 2024 and 2023 was $8,765, $15,057 and $1,514, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement.

The Company held the following balances for the participating entities in payable to parent, subsidiaries and affiliates as of December 31:

	2025	2024
CIHI	$(164)	(293)
CII	186,100	101,898
MONT	(10,639)	(6,889)
KENW	(26,877)	(21,114)
CMGO	(3,340)	3,463
SYRE	10,888	118,586
SUNR	8,593	2,640
ONTech, LLC	5,923	15,344
ON Foreign Holdings, LLC	(6,110)	(3,408)
Financial Way Realty, Inc.	80	91
Total	$164,454	210,318

108

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

(21)	Accounting Changes and Corrections of Errors

Corrections of errors, net of tax - deferred coinsurance gain

The Company’s December 31, 2024 financial statements reflect the correction of a prior period error relating to the amortization of deferred gains on reinsurance contracts. At inception of two reinsurance agreements with external reinsurers, the Company recognized deferred coinsurance gains in unassigned surplus that were to be amortized into earnings as profits emerged. In 2024, the Company identified errors related to the amortization of those deferred coinsurance gains that resulted in an understatement of deferred coinsurance gain amortization of $14,958 for the year-ended December 31, 2023 and $15,399 for years prior to 2023. The Company concluded that the error was immaterial to previously issued statutory financial statements.

Pursuant to SSAP No 3, Accounting Changes and Corrections of Errors, the cumulative prior period surplus impact of these immaterial errors has been recorded in the accompanying Statutory Statements of Changes in Capital and Surplus to amend unassigned surplus as of January 1, 2024. As of January 1, 2024, there is no net error to unassigned surplus as of December 31, 2023 because the effect of these adjustments is an increase to unassigned surplus of $30,357 for the Correction of errors, net of tax – deferred coinsurance gain amount and a $30,357 decrease to unassigned surplus for the Change in deferred coinsurance gain - prior period error amount.

Corrections of errors, net of tax

The Company’s December 31, 2025 financial statements reflect the correction of a prior period error relating to the recording of general insurance expenses. The events contributing to the overstatement of expenses impact surplus as follows:

General insurance expenses	$7,006
Increase in surplus	$7,006

The Company’s December 31, 2024 financial statements reflect the correction of a prior period error relating to the recording of expenses identified during the implementation of a new reconciliation software. The events contributing to the understatement of expenses impact surplus as follows:

General insurance expenses	$(2,588)
Provision for federal income taxes	544
Decrease in surplus	$(2,044)

The Company's December 31, 2024 financial statements reflect the correction of a prior period error related to premiums and commission allowances ceded. The events impacted surplus as follows:

Premiums and other considerations: Life and annuity	$601
Provision for federal income taxes	(126)
Increase in surplus	$475

109

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(Dollars in thousands)

The Company’s December 31, 2023 financial statements reflect the correction of a prior period error relating to the recording of disability income direct and ceded reserves. As of December 31, 2022, net reserves were overstated by $242. As a result, surplus was understated by $191. The events contributing to the reserve overstatement impact surplus as follows:

Changes in reserves for future policy benefits and other funds	$242
Provision for federal income taxes	(51)
Correction of error, net of tax	$191

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

110

Schedule I

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2025

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$859,229	816,893	859,229
Obligations of states and political subdivisions	773,531	634,109	773,531
Debt securities issued by foreign governments	14,979	12,395	14,979
Corporate securities	6,147,830	5,505,999	6,147,830
Asset-backed securities	329,828	326,519	329,828
Mortgage-backed securities	1,719,072	1,715,300	1,719,072
Total fixed maturity available-for-sale securities	9,844,469	9,011,215	9,844,469
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	99,053	98,442	98,442
Unconsolidated life insurance subsidiaries	605,184	801,677	801,677
Nonredeemable preferred stocks	27,666	26,427	27,666
Total equity securities at fair value	731,903	926,546	927,785
Mortgage loans on real estate, net	2,479,990		2,479,990
Real estate, net:
Investment properties	22,004		22,004	[2]
Total real estate, net	22,004		22,004
Contract loans	1,042,681		1,042,681
Other long-term investments[3]	654,036		775,377	[4]
Receivable for securities	25,381		25,381
Cash and cash equivalents	1,204,761		1,204,761
Total investments	$16,005,225		16,322,448

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

[2]	Difference from Column B is due to adjustments for accumulated depreciation.

[3]	Included in totals are Derivatives and Other Invested Assets.

[4]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships and to unrealized gains and/or losses of investments in hedging operations.

See accompanying report of independent registered public accounting firm.

111

Schedule III

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Supplementary Insurance Information

Years ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned premiums	Other policy claims and benefits payable	Premium revenue
2025:
Individual life insurance	$—	2,778,343	450	88,473	411,353
Pension and annuities	—	4,175,409	—	(394)	(473,119)
Other insurance	—	134,578	772	3,313	29,220
Corporate	—	—	—	—	3,671
Total	$—	7,088,330	1,222	91,392	(28,875)
2024, as restated:
Individual life insurance	$—	2,780,982	541	65,454	372,931
Pension and annuities	—	3,326,393	—	816	(434,110)
Other insurance	—	134,913	618	1,252	31,648
Corporate	—	—	—	—	4,487
Total	$—	6,242,288	1,159	67,522	(25,044)
2023, as restated:
Individual life insurance	$—	2,802,014	495	65,530	402,296
Pension and annuities	—	3,506,817	—	(1,549)	11,159,477
Other insurance	—	131,165	690	1,332	33,937
Corporate	—	—	—	—	5,594
Total	$—	6,439,996	1,185	65,313	11,601,304

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits,	Amortization
		claims, losses	of deferred
	Net	and	policy	Other
	investment	settlement	acquisition	operating	Premiums
Year segment	income[2]	expenses[3]	costs[1]	expenses[2]	written[4]
2025:
Individual life insurance	$260,449	441,905	—	124,321
Pension and annuities	315,050	1,595,388	—	278,332
Other insurance	7,163	24,531	—	11,185
Corporate	50,444	9,057	—	60,339
Total	$633,106	2,070,881	—	474,177
2024:
Individual life insurance	$256,875	392,306	—	116,515
Pension and annuities	330,408	1,735,933	—	375,764
Other insurance	6,761	21,672	—	13,228
Corporate	(26,233)	45,407	—	60,722
Total	$567,811	2,195,318	—	566,229
2023:
Individual life insurance	$255,485	406,089	—	127,876
Pension and annuities	210,745	13,210,048	—	377,427
Other insurance	7,268	22,863	—	17,450
Corporate	18,708	10,781	—	80,378
Total	$492,206	13,649,781	—	603,131

[1]	Acquisition costs are not capitalized under statutory accounting.

[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

[3]	Policyholders’ dividends on participating policies are included in Column H amounts.

[4]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

112

Schedule IV

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Reinsurance

Years ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2025:
Life insurance in force	$137,589,040	117,981,070	—	19,607,970	—%
Premiums:
Life insurance	719,777	413,649	108,896	415,024	26.2%
Pension and annuities	2,816,154	2,484,880	(804,393)	(473,119)	170.0%
Accident and health insurance	45,904	16,730	46	29,220	0.2%
Total	$3,581,835	2,915,259	(695,451)	(28,875)	2,408.5%
2024, as restated:
Life insurance in force	$148,300,018	191,763,836	74,398,055	30,934,237	240.5%
Premiums:
Life insurance	780,823	517,095	113,690	377,418	30.1%
Pension and annuities	2,845,697	1,945,597	(1,334,210)	(434,110)	307.3%
Accident and health insurance	50,744	19,166	70	31,648	0.2%
Total	$3,677,264	2,481,858	(1,220,450)	(25,044)	4,873.2%
2023, as restated:
Life insurance in force	$161,137,485	210,198,013	80,159,077	31,098,549	257.8%
Premiums:
Life insurance	856,154	561,576	113,312	407,890	27.8%
Pension and annuities	1,180,387	267,454	10,246,544	11,159,477	91.8%
Accident and health insurance	54,833	21,003	107	33,937	0.3%
Total	$2,091,374	850,033	10,359,963	11,601,304	89.3%

See accompanying report of independent registered public accounting firm.

113

Schedule V

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Valuation and Qualifying Accounts

Years ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Charged
	Balance at	(credited) to	Charged to		Balance at
	beginning	costs and	other		end of
Description	of period	expenses	accounts	Deductions	period
2025:
Valuation allowances – None	$—	—	—	—	—

2024, as restated:
Valuation allowances – None	$—	—	—	—	—

2023, as restated:
Valuation allowances – None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.

114